United of Omaha Life
Insurance Company
(A Wholly Owned Subsidiary of
Mutual of Omaha Insurance Company)
Statutory Financial Statements as of December 31,
2020 and 2019, and for the Years Ended December 31, 2020, 2019, and 2018, Supplemental Schedules as of
and for the Year Ended December 31, 2020, and Independent Auditors’ Report

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

TABLE OF CONTENTS
PAGE
INDEPENDENT AUDITORS’ REPORT	1–2
STATUTORY FINANCIAL STATEMENTS AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018:
Statements of Admitted Assets, Liabilities, and Surplus	3
Statements of Operations	4
Statements of Changes in Surplus	5
Statements of Cash Flows	6–7
Notes to Statutory Financial Statements	8–64
SUPPLEMENTAL SCHEDULES AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020:
Independent Auditors’ Report on Additional Information	66
Supplemental Schedule of Selected Financial Data	67–71
Supplemental Reinsurance Schedule	72
Supplemental Summary Investment Schedule	73
Supplemental Investment Risks Interrogatories	74–79

Deloitte.	Deloittte & Touche LLP First National Tower 1601 Dodge Street Suite 3100 Omaha, NE 68102-1640 USA Tel: +1 402 346 7788 www.deloitte.com

INDEPENDENT AUDITORS’ REPORT
To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska
We have audited the accompanying statutory-basis financial statements of United of Omaha Life Insurance Company (the “Company”) (a wholly owned subsidiary of Mutual of Omaha Insurance Company), which comprise the statutory-basis statements of admitted assets, liabilities, and surplus as of December 31, 2020 and 2019, and the related statutory-basis statements of operations, changes in surplus, and cash flows for each of the three years in the period ended December 31, 2020, and the related notes to the statutory-basis financial statements.
Management’s Responsibility for the Statutory-Basis Financial Statements
Management is responsible for the preparation and fair presentation of these statutory-basis financial statements in accordance with the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.
Auditors’ Responsibility
Our responsibility is to express an opinion on these statutory-basis financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statutory-basis financial statements are free from material misstatement.
An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statutory-basis financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statutory-basis financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the Company’s preparation and fair presentation of the statutory-basis financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statutory-basis financial statements.
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinions.

Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
As described in Note 1 to the statutory-basis financial statements, the statutory-basis financial statements are prepared by United of Omaha Life Insurance Company using the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America, to meet the requirements of the State of Nebraska Department of Insurance.
The effects on the statutory-basis financial statements of the variances between the statutory-basis of accounting described in Note 1 to the statutory-basis financial statements and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.
Adverse Opinion on Accounting Principles Generally Accepted in the United States of America
In our opinion, because of the significance of the matter described in the Basis for Adverse Opinion on Accounting Principles Generally Accepted in the United States of America paragraph, the statutory-basis financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of United of Omaha Life Insurance Company as of December 31, 2020 and 2019, or the results of its operations or its cash flows for each of the three years in the period ended December 31, 2020.
Opinion on Statutory Basis of Accounting
In our opinion, the statutory-basis financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities, and surplus of United of Omaha Life Insurance Company as of December 31, 2020 and 2019, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2020, in accordance with the accounting practices prescribed or permitted by the State of Nebraska Department of Insurance as described in Note 1 to the statutory-basis financial statements.

April 23, 2021

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES, AND SURPLUS
AS OF DECEMBER 31, 2020 AND 2019

	2020	2019
ADMITTED ASSETS

CASH AND INVESTED ASSETS:
Bonds	$18,255,660,612	$16,568,679,880
Preferred stocks	118,496,050	131,800,000
Common stocks—unaffiliated	76,877,721	65,662,482
Common stocks—affiliated	114,219,727	109,819,530
Mortgage loans—net	3,009,702,869	2,760,661,698
Real estate occupied by the Company—net of accumulated depreciation of
$100,765,043 and $99,105,837, respectively	43,333,930	45,973,508
Contract loans	197,990,533	199,228,072
Cash and cash equivalents	(31,965,487)	(41,220,204)
Short-term investments	313,574,991	339,783,663
Securities lending and repurchase agreement cash collateral	806,171,440	781,284,350
Other invested assets	443,175,581	324,365,321

Total cash and invested assets	23,347,237,967	21,286,038,300

INVESTMENT INCOME DUE AND ACCRUED	161,169,244	154,966,990

PREMIUMS DEFERRED AND UNCOLLECTED	242,462,882	253,472,031

REINSURANCE RECOVERABLE	260,610,885	250,886,408

NET DEFERRED TAX ASSETS	98,287,313	91,991,525

OTHER ASSETS	22,140,944	39,910,188

SEPARATE ACCOUNT ASSETS	4,517,956,756	4,169,091,617

TOTAL ADMITTED ASSETS	$28,649,865,991	$26,246,357,059

LIABILITIES AND SURPLUS

LIABILITIES:
Policy reserves:
Reserves for life policies and contracts	$12,613,978,430	$11,594,704,344
Deposit-type contracts	4,071,281,930	3,497,181,918
Health and accident active life	100,879,755	102,651,668

Total policy reserves	16,786,140,115	15,194,537,930

Claim reserves:
Policy and contract claims—life	167,823,864	115,781,450
Policy and contract claims—health	953,930,456	874,499,736

Total claim reserves	1,121,754,320	990,281,186

Premiums paid in advance	31,542,625	31,620,360
Interest maintenance reserve	17,629,029	-
Asset valuation reserve	192,642,161	170,816,392
General expenses and taxes due or accrued	81,171,704	67,745,806
Payable to parent, subsidiaries, and affiliates—net	199,630,661	117,032,872
Borrowings and securities lending	1,157,201,615	1,187,723,414
Funds held under coinsurance	1,509,603,815	1,351,996,792
Funds held under reinsurance treaties with unauthorized and certified
reinsurers	833,304,196	898,155,475
Other liabilities	330,494,278	305,417,243
Separate account liabilities	4,517,956,756	4,169,091,617

Total liabilities	26,779,071,275	24,484,419,087

SURPLUS:
Capital stock, $10 par value, 900,000 shares authorized, issued, and
outstanding	9,000,000	9,000,000
Gross paid-in and contributed surplus	582,625,018	582,625,018
Special surplus	-	1,046,671
Unassigned surplus	1,279,169,698	1,169,266,283

Total surplus	1,870,794,716	1,761,937,972

TOTAL LIABILITIES AND SURPLUS	$28,649,865,991	$26,246,357,059

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF OPERATIONS
FOR THE YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	2020	2019	2018

INCOME:
Net premiums and annuity considerations	$4,575,770,360	$3,717,455,174	$3,263,751,072
Net investment income and amortization of IMR	929,209,569	853,336,253	803,583,289
Commissions and expense allowances on reinsurance
ceded	191,062,054	154,017,169	130,918,551
Other income	34,735,621	34,406,164	39,313,928

Total income	5,730,777,604	4,759,214,760	4,237,566,840

BENEFITS AND EXPENSES:
Policyholder benefits	2,829,977,644	2,657,143,018	2,712,103,424
Increase (decrease) in reserves	1,113,770,806	341,297,421	(5,195,463)
Commissions	587,261,663	552,876,660	504,023,802
Operating expenses	1,044,865,516	979,666,014	944,545,667

Total benefits and expenses	5,575,875,629	4,530,983,113	4,155,477,430

NET INCOME FROM OPERATIONS BEFORE FEDERAL
INCOME TAX AND NET REALIZED CAPITAL GAIN (LOSS)	154,901,975	228,231,647	82,089,410

FEDERAL INCOME TAX	71,338,494	98,006,868	10,696,830

NET INCOME FROM OPERATIONS BEFORE NET REALIZED
CAPITAL GAIN (LOSS)	83,563,481	130,224,779	71,392,580

NET REALIZED CAPITAL GAIN (LOSS)—Net of federal
income tax (benefit) of $15,768,882, $3,225,985, and
$(15,765,832), and transfers to (from) the interest
maintenance reserve of $42,920,788,
$32,476,264, and $(73,647,129), respectively	(5,568,725)	5,984,753	(16,018,741)

NET INCOME	$77,994,756	$136,209,532	$55,373,839

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CHANGES IN SURPLUS
FOR THE YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	2020	2019	2018

CAPITAL STOCK	$9,000,000	$9,000,000	$9,000,000

GROSS PAID-IN AND CONTRIBUTED SURPLUS	582,625,018	582,625,018	582,558,051

SPECIAL SURPLUS:
Balance—beginning of year	1,046,671	-	314,716
Affordable Care Act assessment	(1,046,671)	1,046,671	(314,716)

Balance—end of year	-	1,046,671	-

UNASSIGNED SURPLUS:
Balance—beginning of year	1,169,266,283	1,047,811,742	1,013,844,564
Net income	77,994,756	136,209,532	55,373,839
Change in:
Net unrealized capital gain (loss)—net of
income tax (benefit) of $(4,291,327), $2,103,452,
and $(3,915,589), respectively	(21,743,366)	(30,175,636)	(43,068,027)
Foreign exchange unrealized capital gain (loss)—net
of income tax (benefit) of $(134,820), $(154,908),
and $5,203,032, respectively	(507,180)	(582,749)	19,573,310
Net deferred income tax (benefit)	33,572,888	45,468,745	11,923,916
Nonadmitted assets	(34,590,586)	(21,023,789)	(49,069,005)
Reserve on account of change in valuation basis	25,137,515	(33,613,143)	14,941,344
Asset valuation reserve	(21,825,769)	(12,905,159)	(12,140,395)
Deferred gains on reinsurance	64,948,738	39,791,845	36,441,130
Change in loading on deferred premium asset	(14,130,252)	(668,434)	(323,650)
Affordable Care Act assessment	1,046,671	(1,046,671)	314,716

Balance—end of year	1,279,169,698	1,169,266,283	1,047,811,742

TOTAL SURPLUS	$1,870,794,716	$1,761,937,972	$1,639,369,793

See notes to statutory financial statements.

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	2020	2019	2018

CASH FROM (USED FOR) OPERATIONS:
Net premiums and annuity considerations	$4,897,206,877	$4,844,089,462	$4,282,292,919
Net investment income	922,537,298	842,311,440	807,987,632
Other income	169,280,089	91,639,002	122,056,560
Policyholder benefits	(2,987,381,239)	(2,815,656,312)	(2,800,367,252)
Net transfers from (to) separate accounts	(86,868)	(440,679)	108,562
Commissions and operating expenses	(1,493,168,452)	(1,415,433,122)	(1,333,376,724)
Federal income taxes paid to parent	(75,628,768)	(100,878,509)	(4,996,144)

Net cash from operations	1,432,758,937	1,445,631,282	1,073,705,553

CASH FROM (USED FOR) INVESTMENTS:
Proceeds from investments sold, matured, or repaid:
Bonds	2,358,264,987	3,153,457,286	2,529,842,025
Stocks	164,037,193	59,923,471	28,086,363
Mortgage loans	296,077,999	195,013,770	361,598,800
Other invested assets	48,474,205	5,488,820	14,357,589
Miscellaneous proceeds	13,928,885	32,302,494	10,811,957
Cost of investments acquired:
Bonds	(3,935,724,160)	(4,741,509,608)	(3,581,231,248)
Stocks	(162,846,843)	(110,464,339)	(49,626,033)
Mortgage loans	(545,078,080)	(628,178,294)	(579,208,080)
Real estate	(1,235,639)	(1,383,224)	(3,105,474)
Other invested assets	(210,874,442)	(116,467,568)	(31,112,425)
Miscellaneous applications	(18,568,154)	(7,295,657)	(13,507,335)
Net decrease (increase) in contract loans	1,509,463	(10,938,343)	(5,407,940)

Net cash used for investments	(1,992,034,586)	(2,170,051,192)	(1,318,501,801)

CASH FROM (USED FOR) FINANCING AND MISCELLANEOUS
SOURCES:
Borrowed funds received (paid)	(54,857,492)	357,579,208	(10,909,092)
Net increase in deposit-type contracts	571,106,387	345,290,203	360,383,185
Net increase (decrease) in payable to parent	82,597,789	18,502,875	(33,787,918)
Other cash provided (applied)	(56,524,990)	26,875,625	103,467,534

Net cash from financing and miscellaneous sources	542,321,694	748,247,911	419,153,709

NET CHANGE IN CASH, CASH EQUIVALENTS, AND SHORT-
TERM INVESTMENTS	(16,953,955)	23,828,001	174,357,461

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS:
Beginning of year	298,563,459	274,735,458	100,377,997

End of year	$281,609,504	$298,563,459	$274,735,458

			(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

STATUTORY STATEMENTS OF CASH FLOWS
FOR THE YEARS ENDED DECEMBER 31, 2020, 2019, AND 2018

	2020	2019	2018

NON-CASH TRANSACTIONS:
Stock and bond conversions	$374,957,222	$72,148,820	$81,973,392

Ceded premium settled through funds withheld	369,922,223	1,185,968,785	237,516,657

Ceded benefits settled through funds withheld	231,681,512	223,690,873	112,846,665

Ceded commissions settled through funds withheld	137,367,528	52,637,302	43,678,127

Ceded interest settled through funds withheld	98,213,417	87,981,253	49,973,771

Third-party surplus relief amortization	36,563,342	16,400,000	-

Assumed premium settled through funds withheld	36,090,020	33,760,882	32,943,199

Assumed benefits settled through funds withheld	32,034,219	23,887,018	25,224,878

Change in securities lending	24,887,090	-	-

Funds withheld listed as current amounts payable	17,810,355	-	-

Capital contribution through payable to subsidiary	10,000,000	-	-

Ceded policy loans settled through funds withheld	5,669,412	5,937,525	5,131,107

Assumed commissions settled through funds withheld	5,091,130	4,373,791	4,677,831

Ceded deposit-type contracts settled through funds withheld	2,993,625	23,597,931	-

Assumed interest settled through funds withheld	2,153,373	1,996,039	1,866,445

Funds withheld listed as current amounts receivable	-	12,105,897	-

Schedule B mortgage disposed to Schedule B mortgage
acquired	-	11,511,193	-

Bonds transferred for reinsurance transaction	-	-	873,121,169

See notes to statutory financial statements.			(Concluded)

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)
NOTES TO STATUTORY FINANCIAL STATEMENTS
AS OF DECEMBER 31, 2020 AND 2019 AND FOR THE YEARS ENDED
DECEMBER 31, 2020, 2019, AND 2018

1.	NATURE OF OPERATIONS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Nature of Operations—United of Omaha Life Insurance Company (the “Company”), is a life, accident and health insurance company, domiciled in the State of Nebraska and is a wholly owned subsidiary of Mutual of Omaha Insurance Company (“Mutual of Omaha”), a mutual life, accident and health insurance company, domiciled in the State of Nebraska. The following are wholly owned subsidiaries of the Company as of December 31, 2020: Companion Life Insurance Company (“Companion”); United World Life Insurance Company (“United World”); Medicare Advantage Insurance Company of Omaha (“Medicare Advantage”); UM Holdings, LLC; Omaha Reinsurance Company (“Omaha Re”); and Mutual of Omaha Structured Settlement Company (“Mutual Structured Settlement”).
The Company provides a wide array of financial products and services to a broad range of institutional and individual customers and is licensed in 49 states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Principal products and services provided include individual and group health insurance, individual and group life insurance, annuities, and retirement plans. The Company holds separate accounts assets which represent funds held for the benefit of contract holders under specific life and annuity contracts. The separate accounts funds are legally insulated from the general account.
Basis of Presentation—The accompanying statutory financial statements have been prepared in conformity with accounting practices prescribed or permitted by the State of Nebraska Department of Insurance (“NDOI”). The State of Nebraska has adopted the National Association of Insurance Commissioners’ (“NAIC”) Statutory Accounting Principles (“NAIC SAP”) as the basis of its statutory accounting practices. The Director of the Nebraska Department of Insurance has the right to permit other specific practices that may deviate from NAIC SAP. The Company does not utilize any permitted practices however, there is an impact on its results of operations and surplus from the prescribed practices followed by its subsidiaries Companion and Omaha Re as discussed in Note 7.

The NDOI previously prescribed an accounting practice for synthetic guaranteed interest contracts (“Synthetic GICs”), that differed from NAIC SAP in how reserves were determined. The regulation, Nebraska Regulations Title 210, Chapter 80, was amended and is now consistent with NAIC SAP. The following is a reconciliation of the Company’s net income and statutory surplus between the prescribed accounting practices and NAIC SAP as of and for the previous years ended December 31:
	2020	2019	2018

Net income, Nebraska basis	$77,994,756	$136,209,532	$55,373,839
Nebraska prescribed practice: Synthetic GICs	-	(6,930,318)	(513,285)

Net income, NAIC SAP	$77,994,756	$129,279,214	$54,860,554

Statutory surplus, Nebraska basis	$1,870,794,716	$1,761,937,972	$1,639,369,793
Nebraska prescribed practice: Synthetic GICs	-	339,404	7,269,722

Statutory surplus, NAIC SAP	$1,870,794,716	$1,762,277,376	$1,646,639,515
The accompanying statutory financial statements vary in some respects from those that would be presented in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The most significant differences include:
a.
Bonds are generally stated at amortized cost, while under GAAP, they may be stated at amortized cost or fair value. Exchange Traded Funds, eligible for bond reporting by the NAIC Securities Valuation Office (“SVO Identified Funds-ETFs”), are stated at fair value and classified as bonds, while under GAAP, they are stated at fair value and classified as equity.

b.
An other-than-temporary impairment (“OTTI”) exists for NAIC SAP on a loan-backed or structured security if fair value is less than the amortized cost basis and the Company has the intent to sell, does not have the intent and ability to retain the investment for a period of time sufficient to recover the amortized cost basis, or the Company does not expect to recover the entire amortized cost basis. For all other securities on an NAIC SAP basis, an OTTI is recognized if it is probable that the reporting entity will be unable to collect all amounts due according to the contractual terms of the security in effect at the date of acquisition or since the last OTTI. An OTTI exists for GAAP if a security’s fair value is less than amortized cost and if the Company has the intent to sell, it is more likely than not that the Company will be required to sell before the recovery of the amortized cost basis, or if the Company does not expect to recover the entire amortized cost of the security.

c.
Investments in preferred stocks are generally stated at amortized cost, while under GAAP, preferred stocks are stated at their estimated fair value. Under GAAP, certain investments in preferred stocks and other equity investments without readily determinable fair values for which the Company has elected a measurement alternative are stated at cost adjusted for price changes in observable transactions in the same or similar instruments of the same issuer and for impairments.

d.
Limited partnerships are stated at the underlying audited GAAP equity value with the change in valuation reflected in unassigned surplus on an NAIC SAP basis. Income distributions from the limited partnerships are reported as net investment income on an NAIC SAP basis. Under GAAP, the change in valuation as well as the income distributions are reflected in either net investment income or as a realized capital gain or loss depending on the underlying investments.

e.	The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established only on the statutory financial statements.
f.
Assets are reported under NAIC SAP at admitted asset value and nonadmitted assets are excluded through a charge to surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

g.
Premium receipts and benefits on universal life-type contracts and deferred annuities are recorded as income and expense under NAIC SAP. Under GAAP, revenues on universal life-type contracts and deferred annuities are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. In addition, certain of the revenue as defined under deposit accounting is deferred and amortized to income over the expected life of the contract using the product’s estimated gross profits, similar to acquisition costs. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

h.	Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.
i.	The asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established only on the statutory financial statements.
j.
Assets are reported under NAIC SAP at admitted asset value and nonadmitted assets are excluded through a charge to surplus, while under GAAP, nonadmitted assets are reinstated to the balance sheet, net of any valuation allowance.

k.
Premium receipts and benefits on universal life-type contracts and deferred annuities are recorded as income and expense under NAIC SAP. Under GAAP, revenues on universal life-type contracts and deferred annuities are comprised of contract charges and fees that are recognized when assessed against the policyholder account balance. In addition, certain of the revenue as defined under deposit accounting is deferred and amortized to income over the expected life of the contract using the product’s estimated gross profits, similar to acquisition costs. Premium receipts and benefits paid are considered deposits and withdrawals, respectively, and are recorded as or against interest-bearing liabilities.

l.	Reinsurance recoverables on unpaid losses are reported as a reduction of policy reserves, while under GAAP, they are reported as an asset.

m.	Comprehensive income and its components are not presented on the statutory financial statements.
n.
Subsidiaries included as common stocks are stated under the equity method, with the equity in the operating results of subsidiaries credited or charged directly to the Company’s surplus for NAIC SAP. Dividends received from subsidiaries are recorded in net investment income. GAAP requires either consolidation or equity method reporting with operating results of subsidiaries reflected on the statutory statements of operations.

o.
For loss contingencies, when no amount within management’s estimate of the range is a better estimate than any other amount, the midpoint of the range is accrued. Under GAAP, the minimum amount in the range is accrued.

p.
Gains on economic transactions, defined as arm’s-length transactions that result in the transfer of the risks and rewards of ownership, with related parties are recognized and deferred in surplus under NAIC SAP rather than deferred until the assets are sold to third parties as required under GAAP.

Reclassifications—Certain amounts in the prior period statutory financial statements have been reclassified to conform to the presentation of the current period statutory financial statements. These reclassifications had no effect on the previously reported financial results.
Use of Estimates—The preparation of statutory financial statements in accordance with NAIC SAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the statutory financial statements, and reported amounts of revenues and expenses during the reporting period. The most significant estimates and assumptions include those used in determining investment valuation in the absence of quoted market values, impairments, reserves for policies and contracts, policy and contract claims, and deferred taxes. Actual results could differ from those estimates.
The process of determining fair value and recoverability of an asset relies on projections of future cash flows, operating results, and market conditions. Projections are inherently uncertain, and accordingly, actual future cash flows may differ materially from projected cash flows. As a result, the Company’s asset valuations are susceptible to the risk inherent in making such projections.
Due to the length and complexity of annuity and life insurance contracts and the risks involved, policy reserves calculated using regulatory prescribed or permitted methods and assumptions can be not closely related to the economic liability for the benefits and options promised to policyholders. Reserves are determined using prescribed mortality tables and interest rate assumptions. Prescribed lapse assumptions are permitted on certain universal life-type contracts. Certain guarantees embedded in the contracts are defined formulaically. Reserves for life insurance contracts that are subject to PBR are calculated using prescribed or prudent estimates as prescribed by VM-20. Actual mortality, lapse, interest rates, and the nature of the guarantees will differ from prescribed assumptions and definitions.
Due to the nature of health and accident contracts and the risks involved, health and accident active life reserves are estimates. These reserves are calculated using morbidity, mortality, and interest rate assumptions. Voluntary lapse assumptions are permitted in certain situations subject to limitations for certain products. Actual morbidity, mortality, interest rates, and voluntary lapse rates may differ from valuation assumptions.

Claim reserves are estimated based upon the industry and/or company experience and other actuarial assumptions that consider the effects of current developments, anticipated trends, and risk management programs. Revisions of these estimates are reflected in operations in the year they are made.
The World Health Organization declared the spread of the COVID-19 virus as a pandemic on March 11, 2020. The pandemic and actions taken against it globally in response have disrupted business activities throughout the world through 2020 and will continue into 2021. As events and responses continue to rapidly evolve, it is not possible to reliably estimate the severity of these events on the Company’s future statutory financial statements. The Company believes it has the ability to sustain its operations, maintain adequate liquidity and capital levels, and meet all obligations of policyholders as of the date of these statutory financial statements.
Investments—Investments are reported according to valuation procedures prescribed by the NAIC. Bonds are stated at amortized cost using the effective yield method, except for certain bonds with an NAIC designation of 6, which are stated at the lower of amortized cost or fair value. The use of fair value may cause some of the loan-backed securities previously designated as NAIC 6 to be reassigned to a different designation. SVO Identified Funds-ETFs, captured within the scope of Statement of Statutory Accounting Principles (“SSAP”) 26R Bonds, are eligible for bond reporting. The Company has elected to value SVO Identified Funds-ETFs at fair value.
Premiums and discounts on loan-backed bonds and structured securities are amortized using the retrospective or prospective method based on anticipated prepayments from the date of purchase. Prepayment assumptions for loan-backed securities are based on information obtained from brokers or internal estimates based on original term sheets, offer memoranda, historical performance, or other forecasts. Changes in estimated cash flows due to changes in estimated prepayments are accounted for using the prospective method for impaired securities and securities valued based on an index, and the retrospective method for all other securities.
Preferred stocks, redeemable and perpetual, are stated at amortized cost, except for preferred stocks that are NAIC rated 4 through 6, which are stated at the lower of amortized cost or fair value.
Common stocks of unaffiliated companies are generally stated at fair value, common stocks of affiliated insurance companies are stated at their audited statutory equity value, and common stocks of affiliated non-insurance companies are stated at their GAAP equity value. The Federal Home Loan Bank (“FHLB”) capital stocks are stated at cost. Changes in the carrying values are recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Dividends are reported in net investment income.
Mortgage loans held for investment are stated at the aggregate unpaid principal balance adjusted for unamortized premium or discount, except impaired loans. Impaired loans are stated at the lower of amortized cost or fair value of the loan determined by the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s observable market price, or fair value of the collateral less cost to sell if collateral dependent. Interest income is accrued on the unpaid principal balance based on the loan’s contractual interest rate. The Company records a reserve for losses on mortgage loans as part of the AVR.
The Company calculates specific reserves on loans identified individually as impaired. Loans evaluated individually are considered impaired when, based on current information and events, it is probable that the Company will be unable to collect principal or interest amounts according to the contractual terms of the loan agreement. Interest income earned on impaired loans is accrued on the principal amount of the loan based on the loan’s contractual interest rate until the loan is placed in non-accrual status. Cash payments on loans where accrual of interest has ceased are applied directly to the unpaid principal balance until such time as management determines that it is probable all principal amounts will be recovered.
Loans are reviewed on an individual basis to identify charge-offs. Charge-offs, net of recoveries, are deducted from the allowance. Mortgage loans are considered past due if the required principal and interest payments have not been received when contractually due. All mortgage loans are in non-accrual status when payments are determined to be uncollectible. Mortgage loans are returned to accrual status when all the principal and interest amounts contractually due have been brought current and future payments are reasonably assured.
A mortgage loan is considered a troubled debt restructuring (“TDR”) if the borrower is experiencing financial difficulties and the Company has granted a concession it would not otherwise consider. A TDR typically involves a modification of terms such as a change of the interest rate to a below market rate, a forgiveness of principal or interest, an extended repayment period (maturity date) at a contractual interest rate lower than the current interest rate for new debt with similar risk, or capitalization and deferral of interest payments.
Real estate, excluding real estate held for sale, is stated at cost, less accumulated depreciation. Depreciation is provided on the straight-line method over the estimated useful lives, generally forty years, of the related assets. Real estate held for sale is stated at the lower of depreciated cost or fair value less encumbrances and estimated costs to sell. Real estate held for sale consists of collateral received on foreclosed mortgage loans.
Contract loans are stated at unpaid principal balance plus any accrued interest which is 90 days or more past due.
Cash equivalents are highly-liquid debt securities whose remaining maturities at the time of acquisition is three months or less. Cash equivalents, including money market mutual funds, are stated at cost, which approximates fair value.
Short-term investments include related party notes and investments whose remaining maturities at the time of acquisition are three months to one year and are stated at cost, which approximates fair value.
The Company has securities lending agreements whereby unrelated parties, primarily major brokerage firms, borrow securities from the Company. The Company requires a minimum of 102% of the fair value of the domestic securities loaned at the outset of the contract as collateral. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the loaned securities continue to be reported as bonds. The securities loaned are on open terms and can be returned to the Company on the next business day requiring a return of the collateral. Collateral received is invested in cash equivalents and securities, and the Company records a corresponding liability for the collateral which is included in borrowings and securities lending on the statutory financial statements. The Company cannot access the collateral unless the borrower fails to deliver the loaned securities. To further minimize the credit risks related to this securities lending program, the Company regularly monitors the financial condition of counterparties to these agreements and also receives an indemnification from the financial intermediary who structures the transactions.

The Company has repurchase agreements whereby unrelated parties, primarily major brokerage firms, borrow securities from the Company. The Company requires a minimum of 95% of fair value of the securities loaned at the outset of the contract as collateral. The Company continues to retain control over and receive interest on loaned securities, and accordingly, the repurchase agreement securities continue to be reported as bonds. Collateral received is invested in cash equivalents and securities, and the Company records a corresponding liability for the collateral which is included in borrowings and securities lending on the statutory statements of admitted assets, liabilities, and surplus.
Other invested assets include investments in derivatives, low-income housing tax credits (“LIHTC”), receivables for securities, and limited partnerships, which include ownerships of Fulcrum Growth Partners, L.L.C. and Fulcrum Growth Partners III L.L.C. (collectively “Fulcrum”), and Mutual of Omaha Opportunities Fund, LP (“MOOF”). During 2018, Fulcrum Growth Partners, L.L.C. was dissolved. As of December 31, 2020, the Company continues to own approximately 80% of Fulcrum Growth Partners III, L.L.C. The Company recognizes 80% of the contributions and distributions of Fulcrum, and 72% of net income (losses) in its investment in Fulcrum based on the partnership agreement provisions. Fulcrum was established for the purpose of investing in non-traditional assets, including private equities, public equities, special situation real estate equities, and mezzanine debt. Fulcrum is capitalized through the contributions of the Company and one other owner that has significant participation in Fulcrum’s operations. Contributions are no longer accepted by Fulcrum. Limited partnerships and the investment in Fulcrum are stated at their underlying GAAP equity, which approximates fair value, with a one-quarter lag adjusted for all capital distributions, cash distributions, and impairment charges for the quarter with changes recorded in net unrealized capital gains (losses), a component of unassigned surplus. Fair values of the limited liability partnerships are determined using the underlying audited GAAP financial statements. As of December 31, 2020 and 2019, the Company owned 99% of MOOF. The Company recognizes 99% of the contributions and distributions of MOOF and approximately 88% of net income (losses) in its investment in MOOF based on the partnership agreement provisions. MOOF was established for the purpose of investing in private equity funds and direct co-investments. MOOF is capitalized through the contributions of the Company and one other owner that has significant participation in MOOF’s operations. Distributions of income from these investments are recorded in net investment income. Investments in LIHTCs are stated at amortized cost. As of December 31, 2020 and 2019, the Company’s investment in LIHTCs was $67,957,648 and $40,693,275, respectively.
Other invested assets consist of a tax credit stated at amortized cost with the utilization period determined by the applicable state statue. The carrying value and unused amounts of the transferable and non-transferable state tax credits, gross of any related tax liabilities, by state, as of December 31, are described in the table below. One hundred percent of other invested assets are admitted as of December 31, 2020 and 2019.
			2020		2019
Utilization			Carrying	Unused	Carrying	Unused
Description	State	Period	Amount	Amount	Amount	Amount

Affordable Housing	Georgia	4 Years	$5,006,759	$5,031,692	$6,393,454	$6,531,692
Affordable Housing	Hawaii	8 Years	1,268,202	1,625,673	1,448,396	1,856,905
Affordable Housing	Missouri	10 Years	2,605,936	3,850,907	1,540,633	2,798,278
Affordable Housing	Nebraska	7 Years	1,379,511	4,704,492	-	-
Renewable Energy	North Carolina	In 2020	-	-	802,465	825,943
Affordable Housing	Oklahoma	10 Years	3,056,516	4,516,749	1,540,633	3,011,184

Total			$13,316,924	$19,729,513	$11,725,581	$15,024,002

The Company uses derivative financial instruments to reduce exposure to market volatility associated with assets held or liabilities incurred and to change the characteristics of the Company’s asset/liability mix, consistent with the Company’s risk management activities.
Derivatives generally include foreign currency swaps, swaptions, interest rate swaps, warrants, and call spread options. When derivative financial instruments meet specific criteria, they may be designated as accounting hedges and accounted for on an amortized cost basis, in a manner consistent with the item hedged. Derivative financial instruments that are not designated as accounting hedges are accounted for on a fair value basis with changes recorded as a change in net unrealized capital gains (losses), a component of unassigned surplus. Net settlement amounts on interest rate swaps are recorded as adjustments to net investment income on an accrual basis over the life of the swap. Interest on currency swaps is included in net investment income.
The Company designates certain of its foreign currency swaps as cash flow hedges when they are highly effective in offsetting the exposure of variations in cash flows for the hedged item. The Company designates certain of its interest rate swaps as fair value hedges when they are highly effective in offsetting the risk of changes in fair value of the hedged item. For interest rate swaps, the Company is exposed to credit-related losses in the amount of the net interest differential in the event of non-performance by the swap counterparty. For currency swaps and forwards, the Company is exposed to credit-related losses in the amount of the net currency differential in the event of non-performance by the swap counterparty.
The Company uses swaptions to mitigate interest rate risk. Under a swaption, the Company pays a one-time premium to the counterparty while the counterparty agrees to deliver at expiration the value of the underlying swap if that value is positive. The Company’s swaptions are not highly correlated or effective so they do not qualify for hedge accounting. Changes in fair value of the swaptions are included in net unrealized capital gains (losses), a component of unassigned surplus.
The Company uses call spread options to hedge the crediting rates under equity indexed universal life products to mitigate the equity risk in the contracts. The Company received warrants in the course of bond restructuring that once exercised can be converted to common stocks. The Company does not consider either derivative type as hedges, so changes in fair value of the options are included in net unrealized capital gains (losses), a component of unassigned surplus.
Investment income consists primarily of interest and dividends. Interest is recognized on an accrual basis and dividends are recorded as earned at the ex-dividend date. Interest income on mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”) is determined on the effective yield method based on estimated principal repayments. Accrual of income is suspended when securities are in default or when the receipt of interest payments is in doubt. Realized capital gains (losses) on the sale of investments are determined on the specific identification basis.
Investment income due or accrued for which it is probable the balance is uncollectible is written off and charged to investment income. Investment income due or accrued deemed collectible on mortgage loans in default that is more than 180 days past due is nonadmitted. All other investment income due or accrued deemed collectible that is more than 90 days past due is nonadmitted. The Company accrues interest income on an impaired security to the extent it is deemed collectible and the security continues to perform under its restricted contractual terms. Interest income on a non-performing security is generally recognized on a cash basis.

Property—Property is stated at cost less accumulated depreciation and amortization and is included in other assets. The Company provides for depreciation of property using the straight-line method over the estimated useful lives of the assets. Furniture and fixtures are generally depreciated over four to twenty years.
Separate Accounts—The assets of the separate accounts on the statutory statements of admitted assets, liabilities, and surplus are stated at fair value and consist primarily of common stocks and mutual funds held by the Company for the benefit of contract holders under specific individual annuity and life insurance contracts and group annuity contracts. Separate account assets are segregated and are not subject to claims that arise out of any other business of the Company. Deposits and premiums received from and benefits paid to separate account contract holders are reflected on the statutory statements of operations, net of reinsurance, but are offset by transfers to and from the separate account. Mortality, policy administration, and surrender charges from all separate accounts are included in other income.
Policy Reserves—Policy reserves include life insurance and annuity reserves, active life and unearned premium reserves for health contracts, and reserves for deposit-type contracts.
Life insurance reserves provide amounts adequate to discharge estimated future obligations in excess of estimated future net premiums on policies in force. Reserves for individual life insurance that are not subject to PBR are valued using the Commissioners’ Reserve Valuation Method, a net level premium method, or other modified reserve methods. Interest rates range from 3.00% to 6.00% for the years ended December 31, 2020 and 2019. Reserves for life insurance that are subject to PBR are computed using the Net Premium Reserve Method and the Deterministic/Stochastic Reserve Method prescribed by VM-20. Interest rates range from 3.50% to 4.50% for the year December 31, 2020. Mortality assumptions used for the Net Premium Reserve Method are based on the 2017 CSO mortality tables. The assumptions used for Deterministic/Stochastic Reserve Method are the prudent estimate assumptions developed internally, as required by VM-20. Reserves for individual fixed annuities and life contingent supplementary contracts are calculated using the Commissioners’ Annuity Reserve Valuation Method, a net level premium method, with appropriate statutory interest and mortality assumptions. Interest rates range from 3.50% to 9.25% for the years ended December 31, 2020 and 2019. Group annuity reserves are valued using a net single premium method with appropriate statutory interest and mortality assumptions. Interest rates range from 1.00% to 11.25% and 2.25% to 11.25% for the years ended December 31, 2020 and 2019, respectively.
Active life reserves for accident and health contracts provide amounts estimated to adequately discharge estimated future obligations in excess of estimated future net premiums on policies in force. Such reserves are based on statutory mortality and interest assumptions. Morbidity assumptions are either industry experience or a blend of industry and Company experience. Voluntary lapse assumptions, when applicable, are based on Company experience with statutory limitations. Such reserves are calculated on a net level premium method or on a one- or two-year preliminary term basis.
Unearned premium reserves reflect premiums paid or due to the Company prior to the statutory financial statement date, for the contract period subsequent to the statutory financial statement date.
Reserves for deposit-type contracts are equal to deposits received and interest credited to the benefit of contract holders, less withdrawals that represent a return to the contract holder. Reserves for annuities certain and non-life contingent supplementary contracts in payout status without life contingencies are calculated using a net level premium method. Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as described in the NAIC instructions or from the basic data for such items. Tabular Interest on funds not involving life contingencies is equal to the end of year reserve balance, less beginning of year reserve balance, less deposits received during the year, less other net change in reserves, plus fees and other charges assessed, plus surrender charges, plus net surrender and withdrawal payments, plus other net transfers to or from separate accounts.
Claim Reserves—Disabled life reserves reflect amounts that are either not yet due or yet to arise on claims incurred with a continuing loss. Such reserves are based on the statutory interest and claim termination rates based on either industry or a blend of the Company and industry experience in compliance with statutory requirements. Revisions of these estimates are reflected in operations in the year they are made.
Incurred but not paid claim liabilities include the amounts estimated for claims that have been reported but not settled and estimates for claims incurred but not reported. Such reserves are estimated based upon the Company’s and affiliates’ historical experience and other actuarial assumptions that consider the effects of current developments, payment patterns, membership patterns, anticipated trends, claim utilization, product changes, risk management programs, and other factors. The liabilities are continually reviewed and adjustments and changes are reflected in the year they are made. Claim adjustment expenses are accrued and included in general expenses and taxes due or accrued.
Reinsurance—In the normal course of business, the Company assumes and cedes insurance business from its affiliates and unrelated third parties in order to limit its maximum loss, provide greater diversification of risk, minimize exposures on larger risks, expand certain business lines, and manage capital. The ceding of insurance business does not discharge an insurer from its primary legal liability to a policyholder. The Company remains liable to the extent that a reinsurer is unable to meet its obligations. Amounts recoverable from reinsurers are reviewed for collectibility and length of time overdue on a quarterly basis. Amounts deemed uncollectible are written off through a charge to the statutory statements of operations when the uncollectibility of amounts recoverable from reinsurers is confirmed. Balances are included on the statutory statements of admitted assets, liabilities, and surplus and the statutory statements of operations, net of reinsurance, except for commissions and expense allowances on reinsurance ceded which are shown as income.
Amounts recoverable from reinsurers are based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the amounts recoverable are appropriately established.
Premiums due under reinsurance agreements are reported as negative uncollected premiums on the statutory statements of admitted assets, liabilities, and surplus. Experience refunds due under reinsurance agreements are reported as reinsurance recoverables on th statutory statements of admitted assets, liabilities and surplus.
Federal Income Taxes—The provision for income taxes includes amounts paid and accrued. The Company is subject to income tax in the U.S. and several state jurisdictions. Significant judgments and estimates are required in the determination of the Company’s income tax expense, DTAs, and deferred tax liabilities (“DTL”).
Deferred taxes are recognized to the extent there are differences between the statutory and tax basis of assets and liabilities by using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and DTLs is recognized in surplus in the period that includes the enactment date. Deferred taxes are also recognized for carryforward items including net operating loss, capital loss, and charitable contributions. NAIC SAP requires that temporary differences and carryforward items be identified and measured. Deductible temporary differences and carryforward amounts that generate tax benefits when they reverse or are utilized are tax affected in determining the DTA. Taxable temporary differences include items that will generate tax expense when they reverse and are tax affected in determining the DTL.
In the determination of the amount of the DTA that can be recognized and admitted, the NAIC SAP requires that DTAs be limited to an amount that is expected to be realized in the future based on an analysis of the Company’s temporary differences, past financial history, and future earnings projections. The net admitted DTA shall not exceed the excess of the adjusted gross DTA over the gross DTL. The adjusted gross DTA shall be admitted based upon three separately determined components: i) an amount of taxes paid in prior years which may be recovered through loss carrybacks of existing temporary differences that are expected to reverse within three years from the reporting date; ii) an amount that is limited to the lesser of future deductible temporary differences and carryforward amounts that are expected to be realized within three years from the reporting date, or 15% of adjusted capital and surplus; and iii) an amount where the adjusted gross DTA equals DTL.
The Company records uncertain tax positions in accordance with NAIC SAP for those instances where it determines that a tax loss contingency meets a more-likely-than-not threshold based on the technical merits. If the estimated loss contingency is greater than 50% of the tax benefit originally recognized, the entire benefit originally recognized is reported as the tax loss contingency. The Company recognizes interest accrued related to uncertain tax positions and penalties as federal income tax expense. The liability for uncertain tax positions and the associated interest liability, if any, are included in general expenses and taxes due or accrued on the statutory statements of admitted assets, liabilities, and surplus.
Asset Valuation Reserve and Interest Maintenance Reserve—The Company establishes certain reserves under NAIC guidelines. The AVR is determined by formula and is based on the Company’s investments in bonds, preferred stocks, common stocks, mortgage loans, real estate, short-term investments, and other invested assets. This valuation reserve requires appropriation of surplus to provide for possible losses on these investments. Realized and unrealized capital gains (losses), other than those resulting from interest rate changes, are credited or charged to the AVR.
The IMR is used to defer realized capital gains (losses), net of tax, on sales of bonds and certain other investments that result from interest rate changes. These gains (losses) are then amortized into investment income over what would have been the remaining years to maturity of the underlying investments. Losses in excess of gains are recorded as an asset and nonadmitted.
Premiums and Annuity Considerations and Related Commissions—Life premiums are recognized as income over the premium-paying period of the policies. Health and accident premiums are recognized as income over the terms of the policies. Annuity considerations are recognized as income when received. Considerations received on deposit-type funds, which do not contain any life contingencies, are recorded directly to the related liability. Commissions and other expenses related to the acquisition of policies are charged to operations as incurred.
Nonadmitted Assets—Certain assets designated as nonadmitted assets, principally net deferred tax assets and suspense items, are excluded from the statutory statements of admitted assets, liabilities, and surplus. The net change in such assets is charged or credited directly to unassigned surplus.

Vulnerability Due to Certain Risks and Concentrations—The following is a description of the most significant risks facing life and health insurers and how the Company manages those risks:
Morbidity/mortality risk is the risk that experience is unfavorable compared to Company assumptions due to misestimation in setting assumption, catastrophic risk (e.g. pandemic), volatility, and changes in trend. The Company mitigates these risks through reinsurance programs, adherence to strict underwriting guidelines, monitoring underwriting exceptions, and a formal assumption review and approval process.
Legal/regulatory risk is the risk that changes in the legal or regulatory environment in which an insurer operates will occur and create additional costs or expenses not anticipated by the insurer in pricing its products. The Company monitors economic and regulatory developments that have the potential to impact its business.
Interest rate risk is the risk that interest rates will change and cause a decrease in the value of an insurer’s investments or cause changes in policyholder behavior resulting in changes in asset or liability cash flows. The Company mitigates this risk through various asset-liability management techniques, including duration matching and matching the maturity schedules of its assets with the expected payouts of its liabilities. To the extent that liabilities come due more quickly than assets mature, the Company may have to sell assets prior to maturity and recognize a gain or loss.
Credit risk is the risk that issuers of securities owned by the Company will default, or that other parties, including reinsurers who owe the Company money, will not pay. The Company has policies regarding the financial stability and credit standing of its counterparties. The Company attempts to limit its credit risk by dealing with creditworthy counterparties and obtaining collateral where appropriate.
Liquidity risk is the risk that a given security or asset cannot be traded quickly enough in the market to prevent a loss, generate cash to meet funding requirements, or make a required profit. The Company has established an appropriate liquidity risk management framework to evaluate current and future funding and liquidity requirements. Future liquidity requirements are projected on a regular basis as part of the financial planning process.
Fair Value—Financial assets and liabilities have been categorized into a three-level fair value hierarchy, based on the priority of the inputs to the respective valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). An asset or liability’s classification within the fair value hierarchy is based on the lowest level of significant input to its valuation. The input levels are as follows:
Level 1—Fair value is based on unadjusted quoted prices in active markets that are accessible to the Company for identical assets or liabilities. These generally provide the most reliable evidence and are used to measure fair value whenever available.
Level 2—Fair value is based on significant inputs that are observable for the asset or liability, either directly or indirectly, through corroboration with observable market data. Level 2 inputs include quoted market prices in active markets for similar assets and liabilities, quoted market prices in markets that are not active for identical or similar assets or liabilities, and other market observable inputs. Valuations are generally obtained from third-party pricing services for identical or comparable assets or liabilities and validated or determined through use of valuation methodologies using observable market inputs.

Level 3—Fair value is based on significant unobservable inputs for the asset or liability. These inputs reflect assumptions about what market participants would use in pricing the asset or liability. Prices are determined using valuation methodologies such as option pricing models, discounted cash flow models, and other similar techniques.
Other-Than-Temporary Declines in Fair Value—The Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. Some factors considered in evaluating whether or not a decline in fair value is other-than-temporary include the Company’s ability and intent to retain the investment for a period of time sufficient to allow for a recovery in value, the Company’s intent to sell the investment at the reporting date, and the financial condition and prospects of the issuer.
The Company recognizes OTTI of bonds not backed by loans when it is either probable that the Company will not collect all amounts due according to the contractual terms of the bond in effect at the date of acquisition or when the Company has made a decision to sell the bond prior to its maturity at an amount below its amortized cost. When an OTTI is recognized, the bond is written down to fair value and the amount of the write down is recorded as a realized capital loss on the statutory statements of operations.
For loan-backed securities, OTTI is recognized when fair value is less than the amortized cost basis and the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery. When an OTTI is recognized because the Company has the intent to sell or lacks the intent and ability to retain the investment until recovery, the amortized cost basis of the loan-backed security is written down to fair value and the amount of the write-down is recorded as a realized capital loss on the statutory statements of operations.
If the Company does not have the intent to sell and has the intent and ability to retain the investment until recovery, OTTI is recognized when the present value of future cash flows discounted at the security’s effective interest rate is less than the amortized cost basis as of the statutory statements of admitted assets, liabilities, and surplus date. When an OTTI is recognized, the loan-backed security is written down to the discounted estimated future cash flows and is recorded as a realized capital loss on the statutory statements of operations.
The Company recognizes OTTI of stocks for declines in value that are other-than-temporary and reports those adjustments as realized capital losses on the statutory statements of operations.
The Company recognizes OTTI of limited partnerships generally when the underlying GAAP equity of the partnership is less than 80% of amortized cost or the limited partnership reports realized capital losses on the statutory financial statements or the limited partnership shows other indicators of loss. When an OTTI is recognized, the limited partnership is written down to fair value and the amount of the impairment is recorded as a realized capital loss on the statutory statements of operations.
The Company performs a monthly analysis of the prices received from third parties to assess if the prices represent a reasonable estimate of fair value. This process involves quantitative and qualitative analysis and is overseen by investment and accounting professionals.
Accounting Pronouncements—During 2016, the NAIC issued revisions to SSAP 51R Life Contracts and SSAP 54R Individual and Group Accident and Health Contracts that require life, annuity, and health policies issued on or after the implementation of principles-based reserving to use the Valuation Manual, which describes reserve valuation under PBR, following an entity’s adoption of PBR. These changes were effective January 1, 2017, however reporting entities were permitted to delay implementation for up to three years. The Company adopted PBR as of January 1, 2020. See Note 16 for the associated disclosures.
During 2019, the NAIC issued revisions to SSAP 61R Life, Deposit-Type and Accident and Health Reinsurance effective in 2020 that require additional disclosures about the transfer of risk within reinsurance agreements. See Supplemental Reinsurance Schedule for the required disclosures.
During 2020, the NAIC issued revisions to SSAP 2R Rolling Short-term Investments effective in 2020 to incorporate additional concepts that prevent entities from classifying related-party or affiliated investments that are expected to be renewed (rolled) continuously for subsequent years that do not meet certain qualifications as a cash equivalent or a short-term investment. The Company’s affiliated lending agreements meet the qualifications to continue to classify them as short-term investments. See Note 7 for the associated disclosures.
During 2020, the NAIC issued an interpretation that adopts, with modification to reject concepts that are not consistent with statutory accounting principles, Accounting Standards Update 2020-04 Reference Rate Reform: Facilitation of the Effects of Reference Rate Reform on Financial Reporting issued by the Financial Accounting Standards Board. The guidance provides optional expedients and exceptions for applying statutory accounting principles to contracts, hedging relationships and other transactions that reference a rate expected to be discontinued due to reference rate reform. Additionally, the guidance reduces the operational and financial impacts of contract modifications that replace a reference rate, such as London Interbank Offered Rate (LIBOR), affected by reference rate reform. The expedients and exceptions provided by the amendments do not apply to contract modifications made and hedging relationships entered into or evaluated after December 31, 2022, with certain exceptions. The Company has investment securities and funding agreements that reference LIBOR. The implementation of this guidance did not impact any of these instruments. The Company does not hold any derivatives accounted for as hedges that reference LIBOR or another rate expected to be discontinued due to reference rate reform. There was no impact on the statutory financial statements as a result of the adoption of this guidance.
During 2020, the NAIC issued revisions to SSAP 32R Preferred Stock that revises the definitions, measurements, and impairment guidance for preferred stocks and are effective for the Company in 2021. Beginning in 2021, perpetual preferred stocks will be stated at fair value. The Company is currently evaluating the impact of this guidance on the statutory financial statements.

2.	INVESTMENTS
Bonds—The carrying value and estimated fair value of investments in bonds, including loan-backed securities, by type, and redeemable preferred stocks, as of December 31, were as follows:
		Gross	Gross
		Unrealized	Unrealized
	Carrying	Capital	Capital	Estimated
2020	Value	Gains	Losses	Fair Value

Industrial and miscellaneous	$16,487,116,554	$2,187,621,584	$40,735,716	$18,634,002,422
Special revenue/assessment
obligations	1,139,369,445	106,645,754	2,070,626	1,243,944,573
U.S. government	435,758,040	45,987,182	76,592	481,668,630
All other governments	27,772,312	3,720,948	-	31,493,260
Hybird securities	80,408,486	8,220,179	38,784	88,589,881
Political subdivision	51,126,191	1,628,423	308,627	52,445,987
States, territories, and possessions	22,208,317	256,420	-	22,464,737
Parent, subsidiary, and affiliate	11,849,455	1,933,396	77,313	13,705,538
Bank loans—unaffiliated	51,812	-	-	51,812

Total bonds	18,255,660,612	2,356,013,886	43,307,658	20,568,366,840

Redeemable preferred stocks	10,496,050	834,383	-	11,330,433

Total	$18,266,156,662	$2,356,848,269	$43,307,658	$20,579,697,273

		Gross	Gross
		Unrealized	Unrealized
	Carrying	Capital	Capital	Estimated
2019	Value	Gains	Losses	Fair Value

Industrial and miscellaneous	$15,013,570,063	$1,142,409,482	$19,306,038	$16,136,673,507
Special revenue/assessment
obligations	951,945,404	60,896,358	1,963,101	1,010,878,661
U.S. government	507,116,900	35,870,523	152,149	542,835,274
All other governments	29,837,477	2,141,397	55,821	31,923,053
Hybird securities	34,589,653	2,127,075	-	36,716,728
Parent, subsidiary, and affiliate	21,164,230	2,378,090	-	23,542,320
Political subdivision	10,246,781	-	171,900	10,074,881
States, territories, and possessions	209,372	-	2,106	207,266

Total bonds	16,568,679,880	1,245,822,925	21,651,115	17,792,851,690

Redeemable preferred stocks	31,800,000	1,972,699	-	33,772,699

Total	$16,600,479,880	$1,247,795,624	$21,651,115	$17,826,624,389

Bonds with an NAIC designation of 6 with carrying amounts of $2,017,407 and $246,781 as of December 31, 2020 and 2019, respectively, were stated at the lower of amortized cost or fair value.
The Company’s bond portfolio was primarily comprised of investment grade securities. Based upon designations by the NAIC, investment grade bonds comprised 96% and 97% of the carrying value of the Company’s total bond portfolio as of December 31, 2020 and 2019, respectively.

The carrying value and estimated fair value of bonds and redeemable preferred stocks as of December 31, 2020, by contractual maturity, are shown below. Actual maturities may differ as a result of prepayments by the issuer. MBS and other ABS, which provide for periodic payments throughout their lives, are listed separately.
	Carrying	Estimated
	Value	Fair Value

Due in one year or less	$509,026,179	$516,557,252
Due after one year through five years	2,417,565,798	2,589,354,687
Due after five years through ten years	3,499,419,715	3,952,201,186
Due after ten years	7,465,286,934	8,938,193,081

	13,891,298,626	15,996,306,206

MBS and other ABS	4,374,858,036	4,583,391,067

Total	$18,266,156,662	$20,579,697,273
Aging of unrealized capital losses on the Company’s investments in bonds and redeemable preferred stocks as of December 31, was as follows:

	Less than One Year		One Year or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair	Capital	Fair	Capital	Fair	Capital
2020	Value	Losses	Value	Losses	Value	Losses

Industries and miscellaneous	$ 1,230,807,781	$ 34,438,287	$ 384,190,445	$ 6,297,429	$ 1,614,998,226	$ 40,735,716
Special revenue	92,257,039	2,070,626	-	-	92,257,039	2,070,626
Political subdivision	7,284,550	308,627	-	-	7,284,550	308,627
Parent, subsidiary, and affiliate	7,432,307	77,313	-	-	7,432,307	77,313
U.S. government	5,268,705	76,592	-	-	5,268,705	76,592
Hybrid securities	10,175,000	38,784	-	-	10,175,000	38,784

Total	$ 1,353,225,382	$ 37,010,229	$ 384,190,445	$ 6,297,429	$ 1,737,415,827	$ 43,307,658

	Less than One Year		One Year or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair	Capital	Fair	Capital	Fair	Capital
2019	Value	Losses	Value	Losses	Value	Losses

Industries and miscellaneous	$ 1,388,723,269	$ 14,230,322	$ 362,806,075	$ 5,075,717	$ 1,751,529,344	$ 19,306,039
Special revenue	101,776,198	1,391,480	25,047,772	571,620	126,823,970	1,963,100
Political subdivision	9,828,100	171,900	-	-	9,828,100	171,900
U.S. government	26,042,501	150,541	707,205	1,608	26,749,706	152,149
All other governments	5,711,244	55,821	-	-	5,711,244	55,821
States, territories, and possessions	207,267	2,106	-	-	207,267	2,106

Total	$ 1,532,288,579	$ 16,002,170	$ 388,561,052	$ 5,648,945	$ 1,920,849,631	$ 21,651,115

There were no unrealized capital losses on redeemable preferred stocks as of December 31, 2020 and 2019.

As described in Note 1, the Company regularly reviews its investment portfolio for factors that may indicate that a decline in fair value of an investment is other-than-temporary. As of December 31, 2020, 48 securities were in an unrealized capital loss position one year or more with an average credit rating of Aa3 and were 99% investment grade. As of December 31, 2020, 272 securities were in an unrealized capital loss position less than one year with an average credit rating of Baa1 and were 89% investment grade.
Net realized capital losses for the years ended December 31, 2020 and 2019, include losses of $7,447,076 and $3,035,223, respectively, resulting from other-than-temporary declines in fair value of bonds or changes in expected cash flows, and are not included in the table above.
Proceeds from sales or disposals of bonds and stocks and the components of bonds and stocks net realized capital gains (losses) for the years ended December 31, were as follows:
	2020	2019	2018

Proceeds from sales or disposals:
Bonds	$1,609,460,305	$2,395,682,814	$2,619,745,812

Stocks	$30,514,600	$19,695,300	$19,143,330

Net realized capital gains (losses) on bonds and
stocks:
Bonds:
Gross realized capital gains from sales or other
disposals	$62,592,643	$58,901,081	$13,105,999
Gross realized capital losses from sales or other
disposals	(9,698,518)	(17,872,614)	(97,943,103)
OTTI losses	(7,447,076)	(3,035,223)	(15,423,583)

Net realized capital gains (losses)	$45,447,049	$37,993,244	$(100,260,687)

Stocks:
Gross realized capital gains from sales or other
disposals	$4,162,166	$6,082,104	$2,076,264
Gross realized capital losses from sales or other
disposals	-	-	(212,936)

Net realized capital gains	$4,162,166	$6,082,104	$1,863,328

The net realized capital gains shown above resulted in no IMR liability to be recognized as of December 31, 2020 and 2019. Amounts shown above for 2018 contain securities transferred upon closing of the deferred annuity reinsurance agreement with a third-party reinsurer discussed in Note 9.
Bond income due and accrued of $4,289,752 and $3,551,485 related to bonds in default was excluded from investment income during the years ended December 31, 2020 and 2019, respectively.
Preferred Stocks—As of December 31, 2020, the Company held perpetual preferred stocks of three separate issuers with a total carrying amount of $108,000,000 and a total estimated fair value of $140,993,227. As of December 2019, the Company held perpetual preferred stocks invested in a single issuer with carrying amount of $100,000,000 and estimated fair value of $132,254,227.
Common Stocks Unaffiliated—Included within common stocks unaffiliated as of December 31, 2020 and 2019 is FHLB capital stocks of $63,927,200 and $57,522,200, respectively. As of December 31, 2020 and 2019, $63,927,200 and $54,259,300, respectively, were classified as required stocks. As of December 31, 2019, the remaining $3,262,900 were classified as excess stocks.

Mortgage Loans—The Company invests in mortgage loans collateralized principally by commercial real estate throughout the U.S. All of the Company’s mortgage loans are managed as one class and portfolio segment: commercial loans. During 2020, the minimum and maximum lending rates for commercial mortgage loans were 1.55% and 6.38%, respectively. During 2019, the minimum and maximum lending rates for commercial mortgage loans were 3.15% and 5.14%, respectively. During 2020 and 2019, the maximum percentage of any one commercial loan to the value of the collateral security at the time of the loan, exclusive of insured guaranteed or purchase money mortgages was 83% and 84%, respectively. Mutual of Omaha and Companion participate in certain of the Company’s mortgage loans.
There were no realized capital losses related to mortgage loans for the year ended December 31, 2020. Net realized capital losses for the years ended December 31, 2019, and 2018, include losses of $3,895,595, and $7,482,134, respectively, resulting from impairments of mortgage loans.
The Company’s mortgage loan portfolio includes 50 and 46 loan originators as of December 31, 2020 and 2019, respectively. Mortgage loan participations purchased from one loan originator comprise of approximately 9% and 13% of the portfolio book value as of December 31, 2020 and 2019, respectively. The properties collateralizing mortgage loans are geographically dispersed throughout the U.S., with the largest concentration in California of approximately 21% and 20% of the portfolio book value as of December 31, 2020 and 2019, respectively.
Credit Quality Indicators—For purposes of monitoring the credit quality and risk characteristics, the Company considers the current debt service coverage, loan to value ratios, leasing status, average rollover, loan performance, guarantees, and current rents in relation to current markets. The debt service coverage ratio compares a property’s cash flow to amounts needed to service the principal and interest due under the loan. The credit quality indicators are updated annually or more frequently if conditions warrant based on the Company’s credit monitoring process.
The Company participates or is a co-lender in mortgage loan agreements with other lenders for commercial mortgage loans. These amounts were $695,837,078 and $835,673,376 as of December 31, 2020 and 2019, respectively. The Company was not subject to a participant or co-lender mortgage loan agreement for which the Company is restricted from unilaterally foreclosing on the mortgage loan as of December 31, 2020 and 2019.

The recorded investment (defined as the aggregate unpaid principal balance adjusted for unamortized premium or discount) in commercial mortgage loans, by credit quality profile, as of December 31, was as follows:
	Debt Service Coverage Ratios
2020	>1.20x	1.00x-1.20x	<1.00x	Total

Loan-to-value ratios:
Less than 65%	$ 2,644,273,754	$ 111,669,013	$ 34,701,246	$ 2,790,644,013
65% to 75%	215,902,106	1,666,367	466,382	218,034,855
76% to 80%	-	-	-	-
Greater than 80%	1,024,001	-	-	1,024,001

Total	$ 2,861,199,861	$ 113,335,380	$ 35,167,628	$ 3,009,702,869

	Debt Service Coverage Ratios
2019	>1.20x	1.00x-1.20x	<1.00x	Total

Loan-to-value ratios:
Less than 65%	$ 2,421,572,315	$ 120,712,309	$ 30,307,671	$ 2,572,592,295
65% to 75%	177,976,956	6,859,218	477,674	185,313,848
76% to 80%	1,710,525	-	-	1,710,525
Greater than 80%	1,045,030	-	-	1,045,030

Total	$ 2,602,304,826	$ 127,571,527	$ 30,785,345	$ 2,760,661,698

Non-Accrual and Past Due Loans—All of the Company’s loans were in current status as of December 31, 2020. As of December 31, 2019, the Company had $2,760,486,563 of loans in current status and $175,135 in loans that were 60-90 days past due.
The recorded investment for loans where the interest rate was reduced was $146,556,732 and $133,502,397 as of December 31, 2020 and 2019, respectively. For the year ended December 31, 2020, the number of loans impacted and the average interest rate reduction was 29 loans and 1.36%, respectively. For the year ended December 31, 2019, the number of loans impacted and the average interest rate reduction was 25 loans and 0.64%, respectively.
The Company had no loans in non-accrual status as of December 31, 2020 and 2019.
Impaired Loans—Information related to impaired loans for the Company during 2020 and 2019, was as follows:
As of December 31,	2020	2019

Impaired loans	$ 3,973,410	$ 4,830,398

For the Years Ended December 31,	2020	2019

Average recorded investment	$ 4,663,577	$ 15,559,487
Interest income recognized	243,117	1,153,619
Interest received	246,409	1,268,939
The Company had no allowance for credit losses as of December 31, 2020 and 2019.

Restructured Loans and Securities—The recorded investment in loans, bonds, and common stocks modified in a TDR were $10,558,657 and $1,160,973 during the years ended December 31, 2020 and 2019, respectively. There was $4,500,000 of realized capital losses in a TDR for the year ended December 31, 2020. There was no realized capital losses in a TDR for the year ended December 31, 2019.
The Company had one TDR as of December 31, 2020 and 2019. The Company did not have any mortgage loans that were restructured within the previous twelve months and subsequently defaulted on their restructured terms during the period. No additional funds were committed to debtors whose terms have been modified in the years ended December 31, 2020 and 2019.
Restricted Assets—Information related to the Company’s investment in restricted assets as of December 31, was as follows:
			Percentage
				Admitted
		Total	Gross	Restricted
	Gross	Admitted	Restricted	to Total
	Restricted	Restricted	to Total	Admitted
2020	Assets	Assets	Assets	Assets

Collateral held under security lending agreements	$806,171,440	$806,171,440	2.79%	2.82%
Letter stocks or securities restricted as to sale-
excluding FHLB capital stocks	100,000,000	100,000,000	0.35	0.35
FHLB capital stocks	63,927,200	63,927,200	0.22	0.22
On deposit with states	3,474,261	3,474,261	0.01	0.01
Pledged collateral to FHLB (including assets
backing funding agreements)	2,606,836,486	2,606,836,486	9.03	9.10
Derivative cash collateral	20,865,161	20,865,161	0.07	0.07

Total	$3,601,274,548	$3,601,274,548	12.47%	12.57%

			Percentage
				Admitted
		Total	Gross	Restricted
	Gross	Admitted	Restricted	to Total
	Restricted	Restricted	to Total	Admitted
2019	Assets	Assets	Assets	Assets

Collateral held under security lending agreements	$781,284,350	$781,284,350	2.96%	2.98%
Letter stocks or securities restricted as to sale-
excluding FHLB capital stocks	100,000,000	100,000,000	0.38	0.38
FHLB capital stocks	57,522,200	57,522,200	0.22	0.22
On deposit with states	3,412,018	3,412,018	0.01	0.01
Pledged collateral to FHLB (including assets
backing funding agreements)	2,188,413,868	2,188,413,868	8.28	8.34
Derivative cash collateral	750,000	750,000	-	-

Total	$3,131,382,436	$3,131,382,436	11.85%	11.93%

Net Investment Income and Amortization of IMR—The sources of net investment income for the years ended December 31, were as follows:
	2020	2019	2018

Bonds	$ 739,260,371	$ 696,650,291	$ 665,125,392
Preferred stocks	1,339,670	1,625,095	1,089,251
Mortgage loans	128,678,092	112,280,641	101,626,624
Real estate	18,334,191	17,873,544	14,280,408
Contract loans	12,476,324	12,432,023	12,075,968
Cash and cash equivalents	1,309,019	5,881,948	2,053,668
Short-term investments	7,050,658	3,528,100	1,980,086
Other invested assets	39,930,907	27,324,195	29,799,584
Derivative instruments	15,084,297	14,080,187	10,468,974
Other	5,207,327	2,017,064	1,961,974

Gross investment income	968,670,856	893,693,088	840,461,929

Amortization of IMR	4,806,029	4,248,625	2,403,210
Investment expenses	(44,267,316)	(44,605,460)	(39,281,850)

Net investment income and
amortization of IMR	$ 929,209,569	$ 853,336,253	$ 803,583,289
3.	STRUCTURED SECURITIES

The carrying value and estimated fair value of structured securities, by type, as of December 31, were as follows:
		Gross	Gross
		Unrealized	Unrealized	Estimated
	Carrying	Capital	Capital	Fair
2020	Value	Gains	Losses	Value

MBS:
Commercial	$781,514,139	$83,474,524	$2,990,318	$861,998,345
Residential	998,912,580	90,018,243	2,567,604	1,086,363,219

	1,780,426,719	173,492,767	5,557,922	1,948,361,564

Other ABS	2,594,431,317	57,145,906	16,547,720	2,635,029,503

Total	$4,374,858,036	$230,638,673	$22,105,642	$4,583,391,067

		Gross	Gross
		Unrealized	Unrealized	Estimated
	Carrying	Capital	Capital	Fair
2019	Value	Gains	Losses	Value

MBS:
Commercial	$ 838,482,031	$ 57,102,726	$ 2,988,659	$ 892,596,098
Residential	1,131,040,252	60,890,773	2,464,264	1,189,466,761

	1,969,522,283	117,993,499	5,452,923	2,082,062,859

Other ABS	2,196,117,620	40,339,961	3,988,533	2,232,469,048

Total	$ 4,165,639,903	$ 158,333,460	$ 9,441,456	$ 4,314,531,907

Aging of unrealized capital losses on the Company’s structured securities as of December 31, was as follows:
	Less than One Year		One Year or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair	Capital	Fair	Capital	Fair	Capital
2020	Value	Losses	Value	Losses	Value	Losses

MBS:
Commercial	$ 97,805,630	$ 2,785,124	$ 4,772,023	$ 205,194	$ 102,577,653	$ 2,990,318
Residential	82,478,879	2,400,433	5,952,603	167,171	88,431,482	2,567,604

	180,284,509	5,185,557	10,724,626	372,365	191,009,135	5,557,922

Other ABS	552,758,614	11,142,056	363,074,116	5,405,664	915,832,730	16,547,720

Total	$ 733,043,123	$ 16,327,613	$ 373,798,742	$ 5,778,029	$ 1,106,841,865	$ 22,105,642

	Less than One Year		One Year or More		Total
		Gross		Gross		Gross
	Estimated	Unrealized	Estimated	Unrealized	Estimated	Unrealized
	Fair	Capital	Fair	Capital	Fair	Capital
2019	Value	Losses	Value	Losses	Value	Losses

MBS:
Commercial	$ 162,854,434	$ 2,987,160	$ 152,205	$ 1,499	$ 163,006,639	$ 2,988,659
Residential	183,424,921	1,876,031	21,388,657	588,233	204,813,578	2,464,264

	346,279,355	4,863,191	21,540,862	589,732	367,820,217	5,452,923

Other ABS	492,020,364	1,815,541	285,446,286	2,172,992	777,466,650	3,988,533

Total	$ 838,299,719	$ 6,678,732	$ 306,987,148	$ 2,762,724	$ 1,145,286,867	$ 9,441,456
A portion of the Commercial and Residential MBS portfolios is backed by collateral guaranteed or insured by a government agency. As of December 31, 2020 and 2019, 68% of the carrying value of Residential MBS portfolio was guaranteed by a government agency. As of December 31, 2020 and 2019, 57% and 56%, respectively, of the carrying value of Commercial MBS portfolio was guaranteed by a government agency.

The aggregate amount of prepayment penalties and acceleration fees in bonds including loan-backed and structured securities recognized in investment income as of December 31, 2020 and 2019 was $31,725,226 and $19,300,290, from 48 and 42 CUSIPs, respectively.
OTTI is recognized based on the Company’s intent to sell, inability to hold to maturity, and when the present value of future cash flows is expected to be less than amortized cost of the security. There was no OTTI on loan-backed and structured securities related to the intent to sell or inability to hold to maturity during 2020 or 2019. All of the Company’s OTTI on loan-backed and structured securities during 2020 and 2019 were based on the present value of future cash flows expected to be less than amortized cost of the security as shown in the following table:
	Amortized Cost
	Basis Before	Present Value		Amortized Cost	Fair Value	Date of Financial
	Current Period	of Projected	Recognized	Basis After	at the Date of	Statement Where
2020	OTTI	Cash Flows	OTTI	OTTI	Impairment	Reported

CUSIP:
26827EAA3	$ 2,011,640	$ 1,978,470	$ 33,171	$ 1,978,470	$ 1,820,517	6/30/2020
15132EJD1	2,613,027	2,596,070	16,957	2,596,070	2,539,142	6/30/2020
98944PAB3	9,777,792	9,686,768	91,024	9,686,768	8,334,923	6/30/2020
03235TAA5	2,659,084	1,548,324	1,110,760	1,548,324	1,548,324	9/30/2020
94354KAA8	2,839,050	2,832,578	6,472	2,832,578	2,633,524	9/30/2020
826525AD9	4,069,060	3,887,859	181,200	3,887,859	4,008,827	12/31/2020

Total	$ 23,969,653	$ 22,530,069	$ 1,439,584	$ 22,530,069	$ 20,885,257

Amortized Cost
	Basis Before	Present Value		Amortized Cost	Fair Value	Date of Financial
	Current Period	of Projected	Recognized	Basis After	at the Date of	Statement Where
2019	OTTI	Cash Flows	OTTI	OTTI	Impairment	Reported

CUSIP:
03235TAA5	$ 5,724,223	$ 2,689,000	$ 3,035,223	$ 2,689,000	$ 2,688,971	12/31/2019

4.	FAIR VALUE MEASUREMENTS

The categorization of fair value measurements determined on a recurring basis, by input level, as of December 31, was as follows:
	Quoted Prices in	Significant
	Active Markets for	Other	Significant
	Identical Assets	Observable	Unobservable
	or Liabilities	Inputs	Inputs
2020	(Level 1)	(Level 2)	(Level 3)	Total

State and political subdivisions securities	$-	$262,107	$-	$262,107
Common stocks—unaffiliated	8,689,421	63,927,200	-	72,616,621
Securities lending and repurchase
agreement cash collateral	806,171,440	-	-	806,171,440
Derivative assets	-	12,819,361	-	12,819,361
Derivative cash collateral held	20,865,161	-	-	20,865,161
Securities lending and repurchase
agreement cash collateral liability	(806,171,440)	-	-	(806,171,440)
Derivative cash collateral held liability	(7,040,000)	-	-	(7,040,000)

Total without separate accounts	22,514,582	77,008,668	-	99,523,250

Separate accounts	2,440,871,517	2,077,085,239	-	4,517,956,756

Total	$2,463,386,099	$2,154,093,907	$-	$4,617,480,006

	Quoted Prices in	Significant
	Active Markets for	Other	Significant
	Identical Assets	Observable	Unobservable
	or Liabilities	Inputs	Inputs
2019	(Level 1)	(Level 2)	(Level 3)	Total

State and political subdivisions securities	$-	$246,781	$-	$246,781
Common stocks—unaffiliated	7,340,282	57,522,200	800,000	65,662,482
Securities lending and repurchase
agreement cash collateral	781,284,350	-	-	781,284,350
Derivative assets	-	8,621,078	-	8,621,078
Derivative cash collateral held	750,000	-	-	750,000
Securities lending and repurchase
agreement cash collateral liability	(781,284,350)	-	-	(781,284,350)
Derivative cash collateral held liability	(51,275,000)	-	-	(51,275,000)

Total without separate accounts	(43,184,718)	66,390,059	800,000	24,005,341

Separate accounts	2,429,462,724	1,739,628,893	-	4,169,091,617

Total	$2,386,278,006	$1,806,018,952	$800,000	$4,193,096,958

A description of the significant inputs and valuation techniques used to determine estimated fair value for assets and liabilities on a recurring basis is as follows:
Level 1 Measurements
Common Stocks-Unaffiliated—These securities are principally valued using the market approach. The valuation of these securities is based principally on observable inputs including quoted prices in active markets.

Derivative Cash Collateral Held/Securities Lending and Repurchase Agreement Cash Collateral and Derivative Cash Collateral Held Liability/Securities Lending Cash Collateral Liability—Comprised of U.S. Direct Obligation/Full Faith and Credit Exempt money market instruments, commercial paper, cash, and all highly-liquid debt securities purchased with an original maturity of less than three months. The money market instruments are valued using unadjusted quoted prices in active markets that are accessible for identical assets and are primarily classified as Level 1. If public quotations are not available for commercial paper or debt securities, because of the highly-liquid nature of these assets, the carrying amount may be used to approximate fair value.
Separate Accounts—Separate accounts are comprised primarily of money market instruments, mutual funds, collective investment trusts, exchange trades funds, and common stocks. Valuation is based on actively traded money market instruments, mutual funds, collective investment trusts, exchange trades funds, and common stocks that have daily quoted net asset values for identical assets that the Company can access.
Level 2 Measurements
State and Political Subdivisions Securities—These securities are principally valued using the market approach, which uses prices and other relevant information generated by market transactions for similar assets. The valuation of these securities is based primarily on quoted prices in active markets, or through the use of matrix pricing or other similar techniques using standard market observable inputs such as the benchmark U.S. Treasury yield curve, the spread from the U.S. Treasury curve for the identical security and comparable securities that are actively traded.
Common Stocks-Unaffiliated—These FHLB capital stocks are only redeemable at par, so fair value is presumed to be par.
Derivative Assets and Liabilities—These derivatives include swaptions, foreign currency swaps, and call spread options, and are principally valued using an income approach. The valuation of these securities is based on present value techniques and option pricing models, which utilize significant inputs that may include implied volatility, the swap yield curve, LIBOR basis curves, repurchase rates, currency spot rates, and cross currency basis curves.
Separate Account—Separate accounts are comprised primarily of common collective trusts which are valued based on independent pricing services and non-binding broker quotations. The pricing services, in general, employ a market approach to valuing portfolio investments using market prices from exchanges or matrix pricing when quoted prices are not available and other relevant data inputs as necessary. When current market prices or pricing service quotations are not available, the trustees use contractual cash flows and other inputs to value the funds.
Level 3 Measurements
In general, investments classified within Level 3 use many of the same valuation techniques and inputs as described above. However, if key inputs are unobservable, or if the investments are illiquid and there is very limited trading activity, the investments are generally classified as Level 3. The use of independent non-binding broker quotations to value investments generally indicates there is a lack of liquidity or the general lack of transparency to develop the valuation estimates, causing these investments to be classified in Level 3.
Common Stocks-Unaffiliated—These securities are only redeemable at par, so the fair value is presumed to be par, no current observable market data available.

Net Transfers into and out of Level 3—During the year ended December 31, 2020, there was one transfer out of Level 3 and one transfer in/out of Level 3, respectively. During the year ended 2019, there was one security transfer out of Level 3 and one security that was both transferred in and out (due to being sold) of Level 3.
Changes in assets and liabilities measured at fair value on a recurring basis using significant unobservable inputs (Level 3) during the years ended December 31, 2020 and 2019, were as follows:
		Capital Gains (Losses)				Net	Net
	Balance	Included in				Transfers	Transfers	Balance
	January 1,	Realized Capital	Included in		Sales and	Into	Out of	December 31,
	2020	Gains (Losses)	Surplus	Purchases	Repayments	Level 3	Level 3	2020

U.S. corporate securities	$ -	$(4,500,000)	$ -	$ -	$ (10,500,000)	$ 15,000,000	$ -	$ -
Common stocks—unaffiliated	800,000	-	-	-	-	-	(800,000)	-

Total	$ 800,000	$(4,500,000)	$ -	$ -	$ (10,500,000)	$ 15,000,000	$(800,000)	$ -

		Capital Gains (Losses)				Net	Net
	Balance	Included in				Transfers	Transfers	Balance
	January 1,	Realized Capital	Included in		Sales and	Into	Out of	December 31,
	2019	Gains (Losses)	Surplus	Purchases	Repayments	Level 3	Level 3	2019

Common stocks—unaffiliated	$ -	$ -	$ -	$ -	$ -	$ 800,000	$ -	$ 800,000
Fair Value of Financial Instruments—The carrying value, estimated fair value, and fair value hierarchy level of the Company’s financial instruments as of December 31, were as follows:
	Carrying Value	Estimated Fair Value				Not Practicable (Carrying Value)
2020			Level 1	Level 2	Level 3

Financial assets:
Bonds	$18,255,660,612	$20,568,366,840	$-	$17,942,843,880	$2,625,522,960	$-
Preferred stocks	118,496,050	120,069,233	-	20,069,233	-	100,000,000
Common stocks—unaffiliated	76,877,721	76,877,721	8,689,421	63,927,200	-	4,261,100
Mortgage loans	3,009,702,869	3,218,217,198	-	-	3,218,217,198	-
Other invested assets—surplus notes	53,653,036	57,132,763	-	57,132,763	-	-
Contract loans	197,990,533	197,990,533	-	-	-	197,990,533
Cash and cash equivalents	(31,965,487)	(31,966,137)	(31,966,137)	-	-	-
Short-term investments	313,574,991	313,634,082	-	313,634,082	-	-
Securities lending and repurchase
agreement cash collateral	806,171,440	806,171,440	806,171,440	-	-	-
Derivative assets	28,750,959	35,664,991	-	35,664,991	-	-

Financial liabilities:
Deposit-type contracts	4,071,281,930	3,986,961,904	-	-	3,986,961,904	-
Securities lending and repurchase
agreement cash collateral liability	806,171,440	806,171,440	806,171,440	-	-	-
Derivative cash collateral	7,040,000	7,040,000	7,040,000	-	-	-
Derivative liabilities	62,704,314	51,101,913	-	51,101,913	-	-
Borrowings	351,030,175	352,536,561	262,252,595	90,283,966	-	-

						Not Practicable
2019	Carrying Value	Estimated Fair Value	Level 1	Level 2	Level 3	(Carrying Value)

Financial assets:
Bonds	$16,568,679,880	$17,792,851,690	$-	$16,223,778,973	$1,569,072,717	$-
Preferred stocks	131,800,000	133,772,699	-	33,772,699	-	100,000,000
Common stocks—unaffiliated	65,662,482	65,662,482	7,340,282	57,522,200	800,000	-
Mortgage loans	2,760,661,698	2,878,001,778	-	-	2,878,001,778	-
Other invested assets—surplus notes	9,938,667	10,731,265	-	10,731,265	-	-
Contract loans	199,228,072	199,228,072	-	-	-	199,228,072
Cash and cash equivalents	(41,220,204)	(41,220,204)	(41,220,204)	-	-	-
Short-term investments	339,783,663	339,783,370	-	339,783,370	-	-
Securities lending and repurchase
agreement cash collateral	781,284,350	781,284,350	781,284,350	-	-	-
Derivative assets	45,844,398	49,491,154	-	49,491,154	-	-
Derivative cash collateral	750,000	750,000	750,000	-	-	-

Financial liabilities:
Deposit-type contracts	3,497,181,918	3,471,921,509	-	-	3,471,921,509	-
Securities lending and repurchase
agreement cash collateral liability	781,284,350	781,284,350	781,284,350	-	-	-
Derivative cash collateral	51,275,000	51,275,000	51,275,000	-	-	-
Derivative liabilities	15,922,684	14,210,906	-	14,210,906	-	-
Borrowings	406,439,064	408,416,514	369,006,893	39,409,621	-	-
The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:
Fair values of securities lending cash collateral, common stocks-unaffiliated, and derivative financial instruments are estimated as discussed above. For 2020, it is not practicable to measure fair value in certain common stocks–unaffiliated.
Bonds—Fair values for bonds, including loan-backed securities, are based on quoted market prices, where available. For bonds for which market values are not readily available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date.
Preferred Stocks—Fair values for preferred stocks are based on market value, where available. For preferred stocks for which market values are not available, fair values were estimated by the Company using projected future cash flows, current market rates, credit quality, and maturity date. It is not practicable to measure the value in certain private preferred stocks and the carrying value approximates fair value.
Mortgage Loans—Fair values for mortgage loans are estimated by discounting expected future cash flows using current interest rates for similar loans with similar credit risk.
Other Invested Assets-Surplus Notes—Fair values for other invested assets-surplus notes are based on quoted market prices for similar assets.
Contract Loans—Contract loans are stated at the aggregate unpaid balance plus any accrued interest which is 90 days or more past due. It is not practicable to determine fair value as contract loans are often repaid by reducing the policy benefits and have variable maturity dates. As of December 31, 2020 and 2019, the effective interest rate was 6.37% and 6.48%, respectively.
Cash and Cash Equivalents—The carrying amount for cash and other cash equivalents approximates fair value.

Short-term Investments—Fair values for short-term investments includes public bonds and short-term revolvers. The public bonds are valued using a discounted cash flow methodology using standard market observable inputs, and inputs derived from, or corroborated by, market observable data, including the market yield curve, duration, call provisions, observable prices, and spreads for similar publicly traded issues that incorporate the credit quality and industry sector of the issuer. The carrying amount of short-term revolvers approximates fair value.
Deposit-type Contracts—Fair values of Guaranteed Interest Contracts, annuities, and supplementary contracts without life contingencies in payout status are estimated by calculating an average present value of expected cash flows over a broad range of interest rate scenarios using the current market risk-free interest rates adjusted for spreads required for publicly traded bonds issued by comparably rated insurers. The carrying amount for all other deposit-type contracts approximates fair value.
Borrowings—Fair values of long-term FHLB borrowings are estimated by discounting expected future cash flows using current interest rates for debt with comparable terms. Fair values of other borrowings are deemed to be the same as the carrying values.
5.	DERIVATIVE FINANCIAL INSTRUMENTS

The following table summarizes the Company’s derivative financial instruments as of December 31:
	Notional	Credit	Carrying Value		Estimated Fair Value
2020	Amount	Exposure	Assets	Liabilities	Assets	Liabilities

Foreign
currency
swaps	$ 1,153,894,412	$ 18,279,889	$ 15,931,598	$ 62,704,314	$ 22,845,630	$ 51,101,913
Call spread
options	166,416,212	-	12,819,361	-	12,819,361	-

Total	$ 1,320,310,624	$ 18,279,889	$ 28,750,959	$ 62,704,314	$ 35,664,991	$ 51,101,913

	Notional	Credit	Carrying Value		Estimated Fair Value
2019	Amount	Exposure	Assets	Liabilities	Assets	Liabilities

Foreign
currency
swaps	$ 1,003,689,708	$ 16,264,249	$ 37,223,320	$ 15,922,684	$ 40,870,076	$ 14,210,906
Call spread
options	99,790,810	-	8,621,078	-	8,621,078	-

Total	$ 1,103,480,518	$ 16,264,249	$ 45,844,398	$ 15,922,684	$ 49,491,154	$ 14,210,906

The following changes in value of derivatives for the years ended December 31, were reported on the statutory financial statements as follows:
	Unassigned	Net Realized	Net Investment
2020	Surplus	Capital Gains	Income

Foreign currency swaps	$ (68,073,353)	$ 1,477,620	$ 15,206,402
Call spread options	1,626,010	3,327,727	-

Total	$ (66,447,343)	$ 4,805,347	$ 15,206,402

	Unassigned	Net Realized	Net Investment
2019	Surplus	Capital Gains	Income

Foreign currency swaps	$ (18,521,552)	$ 1,924,824	$ 14,083,188
Call spread options	5,763,061	56,449	-

Total	$ (12,758,491)	$ 1,981,273	$ 14,083,188

	Unassigned	Net Realized	Net Investment
2018	Surplus	Capital Gains	Income

Foreign currency swaps	$ 66,600,871	$ 3,249,290	$ 10,468,974
Call spread options	(3,477,216)	1,641,810	-

Total	$ 63,123,655	$ 4,891,100	$ 10,468,974
Certain of the Company’s derivative instruments contain provisions requiring collateral against fair value subject to minimum transfer amounts. The aggregate fair value of all the derivative instruments with collateral features resulted in a net liability of $15,436,922 as of December 31, 2020 and a net asset of $35,280,249 as of December 31, 2019. The Company pledged $20,865,000 and $750,000 of cash collateral as of December 31, 2020 and 2019, respectively. The Company was holding $7,040,000 and $51,275,000 of cash collateral as of December 31, 2020 and 2019, respectively.
6.	INCOME TAXES

The Company is part of an affiliated group of corporations that files a consolidated U.S. Corporate Income Tax Return. As of December 31, 2020, the Company’s federal income tax return was consolidated with the following affiliates: Mutual of Omaha; Mutual of Omaha Holdings, Inc. and its subsidiaries; Mutual of Omaha Medicare Advantage Company; Omaha Financial Holdings, Inc. and certain of its subsidiaries including Mutual Community Development Company, OMAFIN, Inc., and Mutual of Omaha Mortgage, Inc. (formerly Synergy One Lending, Inc.); Omaha Health Insurance Company; Omaha Supplemental Insurance Company; Companion, Medicare Advantage; Mutual Structured Settlement; Omaha Re; United World; and Mutual of Omaha Bank. On January 1, 2020, Omaha Financial Holdings, Inc. sold Mutual of Omaha Bank to a third party. The Company also files state income tax returns in certain jurisdictions.
Federal income tax is allocated between the members of the consolidated return pursuant to a written agreement approved by the Board of Directors. The Company’s provision for federal income tax incurred is based on a separate return calculation wherein the current tax benefit for net operating losses, capital losses, charitable contributions, and credits are not included until such would have been recognized on a separate return basis.

On December 22, 2017, the Tax Cuts and Jobs Act (“Act”) was signed into law. The Act included numerous changes, including a permanent reduction in the federal corporate income tax rate from 35% to 21%.
There were no deposits admitted under Section 6603 of the Internal Revenue Service Code.
Federal and foreign income tax (benefit) incurred for the years ended December 31, consisted of the following major components:
	2020	2019	2018

Current federal income tax	$70,484,494	$97,586,868	$10,606,830
Current foreign income tax	854,000	420,000	90,000

Federal and foreign income tax	71,338,494	98,006,868	10,696,830

Federal income tax (benefit) on net realized capital loss	15,768,882	3,225,985	(15,765,832)

Total federal and foreign income tax (benefit)	87,107,376	101,232,853	(5,069,002)

Change in net deferred income tax benefit	(33,572,888)	(45,468,745)	(11,923,916)

Total federal and foreign income tax (benefit) incurred	$53,534,488	$55,764,108	$(16,992,918)

Reconciliations between federal income tax (benefit) based on the federal corporate income tax rate and the effective tax rate for the years ended December 31, were as follows:
	2020	2019	2018

Net income from operations before federal
income tax and net realized capital gain (loss)	$154,901,975	$228,231,647	$82,089,410
Net realized capital gain (loss) before federal
income tax (benefit) and transfers to (from) IMR	53,120,945	41,687,002	(105,431,703)

Total pre-tax income (loss)	208,022,920	269,918,649	(23,342,293)

Statutory tax rate	21%	21%	21%

Expected federal income tax (benefit) incurred	43,684,813	56,682,916	(4,901,882)

Prior year tax expenses (benefits)	1,166,077	1,391,673	(900,113)
Dividends received deductions	(1,462,867)	(1,473,445)	(1,419,300)
Amortization of IMR	(1,800,615)	(3,537,164)	3,400,320
Change in nonadmitted assets	(4,116,996)	(62,497)	(22,649)
Reserve changes in surplus	2,311,525	(7,199,131)	3,069,716
Adjustments to ceding commission	13,639,235	8,356,287	7,652,637
LIHTC investments net of amortization	(519,624)	3,186,447	(281,853)
Other	632,940	1,024,380	995,986

Federal income tax at effective tax rate before 2017
tax legislation	53,534,488	58,369,466	7,592,862

Impact of 2017 tax legislation	-	(2,605,358)	(24,585,780)

Total federal income tax (benefit) at effective tax rate
after 2017 tax legislation	$53,534,488	$55,764,108	$(16,992,918)

The Company files income tax returns in the U.S. federal jurisdiction and certain state jurisdictions. Generally, the current and three preceding calendar years remain subject to examination. The Internal Revenue Service has initiated audits of Mutual of Omaha and its subsidiaries’ federal income tax returns for calendar years 2014 through 2018 related to losses incurred and carried back to earlier tax years. At this time, no material adjustments are expected as a result of this examination.
Net operating losses incurred after December 31, 2017 cannot be carried back to prior years but carry forward indefinitely where such carryforward is limited to a deduction equal to 80% of the taxable income in any one year. An exception to the carryback limitation was enacted during 2020 as part of the CARES Act (“Coronavirus Aid, Relief, and Economic Security Act”) allowing losses incurred in calendar years 2018 through 2020 to be carried back five years. There were no net operating loss carryforwards as of December 31, 2020.
For the years ended December 31, 2020 and 2019, there was no income tax accrual for uncertain tax positions. As of December 31, 2020, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within twelve months of the reporting date.

As of December 31, 2020 and 2019, based on the weight of available positive and negative evidence and the expectation that more likely than not the DTAs will be realized, no valuation allowance was recorded.
The components of DTA and DTL as of December 31, were as follows:
	2020
	Ordinary	Capital	Total

Gross DTA	$375,472,324	$11,629,258	$387,101,582
Nonadmitted DTA	(146,600,394)	-	(146,600,394)

Net admitted DTA	228,871,930	11,629,258	240,501,188

DTL	(104,276,889)	(37,936,986)	(142,213,875)

Net DTA (DTL)	$124,595,041	$(26,307,728)	$98,287,313

	2019
	Ordinary	Capital	Total

Gross DTA	$347,425,342	$10,037,974	$357,463,316
Nonadmitted DTA	(114,897,147)	-	(114,897,147)

Net admitted DTA	232,528,195	10,037,974	242,566,169

DTL	(111,841,447)	(38,733,197)	(150,574,644)

Net DTA (DTL)	$120,686,748	$(28,695,223)	$91,991,525

The Company has admitted DTAs as of December 31, as follows:
	2020
	Ordinary	Capital	Total

Federal income tax paid in prior years recoverable through
loss carrybacks	$-	$1,974,303	$1,974,303

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	96,313,010	-	96,313,010

1. Adjusted gross DTA expected to be realized following
the balance sheet date	96,313,010	-	96,313,010
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	269,383,678

Adjusted gross DTA that can be offset against DTL	132,558,920	9,654,955	142,213,875

DTA admitted as the result of application of SSAP 101	$228,871,930	$11,629,258	$240,501,188

	2019
	Ordinary	Capital	Total

Federal income tax paid in prior years recoverable through
loss carrybacks	$-	$1,675,313	$1,675,313

Adjusted gross DTA expected to be realized (lesser of 1 or 2)	90,316,212	-	90,316,212

1. Adjusted gross DTA expected to be realized following
the balance sheet date	90,316,212	-	90,316,212
2. Adjusted gross DTA allowed per limitation threshold	N/A	N/A	249,633,542

Adjusted gross DTA that can be offset against DTL	142,211,983	8,362,661	150,574,644

DTA admitted as the result of application of SSAP 101	$232,528,195	$10,037,974	$242,566,169
The authorized control level risk-based capital (“RBC”) ratio percentages used to determine recovery period and threshold limitation amounts were 809% and 845% as of December 31, 2020 and 2019, respectively. The amounts of adjusted capital and surplus used to determine recovery period and threshold limitations were $1,972,445,917 and $1,847,545,661 as of December 31, 2020 and 2019, respectively.
The Company has not utilized an income tax planning strategy for the realization of the DTA for 2020 or 2019.

The tax effects of temporary differences that give rise to significant portions of the DTA and DTL as of December 31, were as follows:
	2020	2019	Change

DTA:
Ordinary:
Policy reserves	$177,495,406	$172,185,325	$5,310,081
Investments	13,634	4,979	8,655

Deferred acquisition costs	172,958,725	155,098,032	17,860,693
Compensation and benefit accruals	5,297,614	5,235,966	61,648
Other expense accruals	714,050	858,478	(144,428)
Receivables—nonadmitted	1,468,366	1,588,011	(119,645)
Other nonadmitted assets	16,311,723	12,075,083	4,236,640
Other	1,212,806	379,468	833,338

Subtotal	375,472,324	347,425,342	28,046,982

Nonadmitted DTA	(146,600,394)	(114,897,147)	(31,703,247)

Admitted ordinary DTA	228,871,930	232,528,195	(3,656,265)

Capital:
Investments	11,629,258	10,037,974	1,591,284

Admitted capital DTA	11,629,258	10,037,974	1,591,284

Admitted DTA	240,501,188	242,566,169	(2,064,981)

DTL:
Ordinary:
Investments	(16,821,740)	(15,307,626)	(1,514,114)
Fixed assets	(5,777,245)	(6,426,769)	649,524
Reserve basis adjustments	(66,358,575)	(79,248,162)	12,889,587
Advanced commissions	(15,228,965)	(10,593,500)	(4,635,465)
Other	(90,364)	(265,390)	175,026

Subtotal	(104,276,889)	(111,841,447)	7,564,558

Capital:
Investments	(37,483,761)	(37,776,387)	292,626
Real estate	(453,225)	(956,810)	503,585

Subtotal	(37,936,986)	(38,733,197)	796,211

DTL	(142,213,875)	(150,574,644)	8,360,769

Net admitted DTA	$98,287,313	$91,991,525	$6,295,788
The Company does not recognize a temporary difference related to the unrealized capital gains (losses) for its investment in subsidiaries.

The change in net deferred income tax, exclusive of nonadmitted assets reported separately in surplus in the annual statement, during the years ended December 31, was comprised of the following:
	2020	2019	Change

DTA	$ 387,101,582	$ 357,463,316	$ 29,638,266
DTL	(142,213,875)	(150,574,644)	8,360,769

Net DTA	$ 244,887,707	$ 206,888,672	37,999,035

Tax effect of unrealized capital gains
(losses)			(4,426,147)

Change in net deferred income tax			$ 33,572,888

	2019	2018	Change

DTA	$ 357,463,316	$ 322,945,351	$ 34,517,965
DTL	(150,574,644)	(159,576,880)	9,002,236

Net DTA	$ 206,888,672	$ 163,368,471	43,520,201

Tax effect of unrealized capital gains
(losses)			1,948,544

Change in net deferred income tax			$ 45,468,745
7.	RELATED PARTY INFORMATION

The Company’s investments in non-insurance Subsidiary, Controlled, or Affiliated entities’ (“SCA”), as of December 31, were as follows:
	2020		2019
	Admitted	Nonadmitted	Admitted	Nonadmitted

Fulcrum Growth Partners III, L.L.C.	$ 49,455,416	$ -	$ 51,473,742	$ -
Mutual of Omaha Opportunities Fund, L.P.	70,352,316	-	13,746,178	-
Earnest SLR Trust	7,509,621	-	14,939,163	174,073
Legacy Benefits Ins Settlement	4,339,834	-	6,225,067	-
MHEG OZ Fund I, L.P.	15,021,782	-	15,785,212	-
Boston Financial Opp Zone Fund I	35,840,081	-	10,777,629	-
Mutual of Omaha Mortgage, Inc.	306,950,000	-	221,050,000	-
The audited statutory surplus of the Company’s wholly owned insurance SCA, Omaha Re, reflects a departure from NAIC SAP for a prescribed practice from the NDOI, which requires an excess of loss asset be recorded as an admitted asset. The Company, however, has adjusted the investment in Omaha Re to be consistent with NAIC SAP, which does not allow the excess of loss asset to be an admitted asset.

The Company has an investment in an insurance SCA, Companion, for which the audited statutory surplus and income reflects a departure from NAIC SAP. Companion is domiciled in the State of New York and is required to record assets and liabilities under state law, if different from NAIC SAP. In 2020, this decreased net income by $4,464,657 and decreased surplus $35,098,616. In 2019, this decreased net income by $1,349,114 and decreased surplus $26,193,459. The differences primarily relate to reserve valuations under New York Circular Letter 11 and NAIC Actuarial Guideline 38 and VM-30/ New York Regulation 147 and 126-NY DFS Special Considerations. The Company’s investment in Companion was $50,237,980 and $52,581,602 at December 31, 2020 and 2019, respectively. The investment would have been $85,336,596 and $78,774,872 at December 2020 and 2019, respectively, without the prescribed practices. The RBC of Companion would not have triggered a regulatory event if the prescribed practice was or was not used.
The Company has reinsurance agreements with affiliate entities. The Company assumes certain group and individual life insurance from Companion. The Company cedes certain individual life insurance to Omaha Re and cedes certain individual health insurance to Mutual of Omaha. See Note 9 for impacts on the statutory financial statements due to these agreements.
Effective March 27, 2020, the Company entered into a $250,000,000 bilateral unsecured revolving credit agreement from Mutual of Omaha which is substantially similar to the agreement held in the prior year. The amount outstanding from Mutual of Omaha was $57,300,000 as of December 31, 2020 and there was no amount outstanding as of December 31, 2019.
The Company has the following borrowing agreements available to related parties as of December 31. All of the amounts outstanding are included in short-term investments on the statutory statements of admitted assets, liabilities, and surplus.
2020							2019
Borrowing	Date		Type of	Interest	Maximum	Amount	Amount
Company	Issued		Borrowing	Rates	Borrowing	Outstanding	Outstanding

			Bilateral unsecured
Mutual of Omaha	3/27/2020	*	revolving line of credit	0.15%-1.65%	$ 500,000,000	$ -	$ 115,500,000

Medicare Advantage Insurance			Unsecured demand
Company of Omaha	8/25/2020	*	revolving line of credit	0.15%-1.65%	30,000,000	-	-

			Unsecured demand
Mutual of Omaha Mortgage, Inc.	10/23/2020		revolving line of credit	0.15%-1.65%	50,000,000	25,000,000	-

			Secured warehouse
Mutual of Omaha Mortgage, Inc.	10/30/2020		line of credit	1.90%-3.28%	300,000,000	281,950,000	221,050,000

Effective February 3, 2021, the Company increased the limit on the secured warehouse line of credit agreement available to Mutual of Omaha Mortgage, Inc. from $300,000,000 to $400,000,000.

The Company had the following cash capital contributions with its insurance affiliates during the years ended December 31:
2020
December 31	$ 10,000,000	Companion

2019
January 28A	$ 5,000,000	Medicare Advantage Insurance Company of Omaha
October 30	15,000,000	Medicare Advantage Insurance Company of Omaha
December 26	15,000,000	Medicare Advantage Insurance Company of Omaha

Total	$ 35,000,000

2018
February 16	$ 5,300,000	Omaha Re
May 29	10,700,000	Omaha Re
December 07	8,000,000	Medicare Advantage Insurance Company of Omaha

Total	$ 24,000,000

*	The Company recorded a capital contribution as a payable to Companion as of December 31, 2020 which was subsequently settled in cash February 1, 2021.
The Company is a member of a controlled group of companies and as such, its results may not be indicative of those if it were to be operated on a stand-alone basis. Any amounts due to or from each affiliated company are presented on a net basis on the statutory financial statements.
Mutual of Omaha and certain of its direct and indirect subsidiaries, including the Company, share certain resources such as personnel, operational and administrative services, facilities, information and communication services, employee benefits administration, investment management, advertising, and general management services. Most of the expenses related to these resources were paid by Mutual of Omaha and are subject to allocation among Mutual of Omaha and its subsidiaries. Management believes the measures used to allocate expenses among companies provide a reasonable allocation that conforms to NAIC guidelines. Additionally, certain amounts are paid or collected by Mutual of Omaha on behalf of the Company and are generally settled within 30 days. Amounts due to the parent from the Company for these services were included in payable to parent, subsidiaries, and affiliates and were $121,255,740 and $66,017,177 as of December 31, 2020 and 2019, respectively. Amounts due to the parent related to intercompany reinsurance were included in payable to parent and affiliates and were $56,048,791 and $44,288,629 as of December 31, 2020 and 2019, respectively.

8.	BORROWINGS AND SECURITIES LENDING

A summary of the Company’s borrowings outstanding as of December 31, was as follows:
	Interest Rates	2020	2019

Federal Home Loan Bank line of credit	0.35%	$ 78,546,300	$ 368,488,300
Federal Home Loan Bank advances due in 2021	0.29	183,693,600	-
Federal Home Loan Bank advances due in 2022	0.37	5,000,000	-
Federal Home Loan Bank advances due in 2023	5.03	26,363,627	37,432,171
Federal Home Loan Bank line of credit—accrued
interest due in 2021 and 2020, respectively	variable	126,648	518,593
Bilateral unsecured revolving line of credit with parent	0.18	57,300,000	-
Securities lending	N/A	806,171,440	781,284,350

		$ 1,157,201,615	$ 1,187,723,414
FHLB—The Company is a member of the FHLB of Topeka. The Company has an agreement with the FHLB under which the Company pledges FHLB approved collateral in return for extensions of credit. It is part of the Company’s strategy to utilize these funds for operations or other long-term projects. The Company and Mutual of Omaha have each entered into borrowing agreements with the FHLB. Through its membership, the Company has also entered into funding agreement contracts with the FHLB that are used as part of the Company’s interest spread strategy. The Company applies SSAP 52 Deposit-Type Contracts, accounting treatment to these funds, consistent with other deposit-type contracts. On March 6, 2020, the Board of Directors of the Company rescinded the limit on the funding agreement and approved an enterprise-wide aggregate operating leverage limit (“Enterprise-Wide Limit”) on debt, including funding agreements. The Company and Mutual of Omaha have been authorized by their Boards of Directors to obtain extensions of credit under their agreements with the FHLB on a combined basis in an amount not to exceed $2,500,000,000. Of that amount, up to $300,000,000 may be provided to its mortgage origination affiliate.
As of December 31, 2020, the funding agreement contracts mature as follows:
2021	$778,000,000
2022	82,000,000
2023	170,000,000
2024	35,000,000
2026	55,000,000
2027	7,000,000

$1,127,000,000
The collateral pledged to FHLB as of December 31, was as follows:
	2020	2019

Estimated fair value	2,840,986,470	2,316,254,156
Carrying value	2,606,836,486	2,188,413,868
Aggregate total borrowing	1,372,157,227	1,205,761,019

The maximum collateral pledged during the years ended December 31, was as follows:
	2020	2019

Estimated fair value	$ 2,852,590,968	$ 2,316,254,156
Carrying value	2,618,411,747	2,188,413,868
Amount borrowed at time of maximum collateral	1,420,147,809	1,205,761,019

The amount borrowed from FHLB as of December 31, was as follows:
	2020	2019

Debt	$ 293,603,527	$ 405,761,019
Funding agreements	1,127,000,000	800,000,000

Aggregate total	$ 1,420,603,527	$ 1,205,761,019
The maximum amount of aggregate borrowings from FHLB during the years ended December 31, was as follows:
	2020	2019

Debt	$ 800,802,846	$ 410,970,110
Funding agreements	807,000,000	800,000,000

Aggregate total	$ 1,607,802,846	$ 1,210,970,110

As of December 31, 2020 and 2019, the debt and funding agreements were subject to prepayment penalties.
Securities Lending—The Company has an agreement to sell and repurchase securities. On March 6, 2020, the Board of Directors of the Company rescinded the maximum borrowing limit of $500,000,000 for repurchase transactions and approved the Enterprise-Wide Limit.
The Company had securities loaned to third parties of $796,654,452 and $780,782,535 as of December 31, 2020 and 2019, respectively. The securities loaned as of December 31, 2020 and 2019 were under bilateral repurchase agreements on open terms whereby the related loaned security could be returned to the Company on the next business day requiring return of cash collateral. The Company cannot access the cash collateral unless the borrower fails to deliver the loaned securities.

The transfers of financial assets accounted for as secured borrowings as of December 31, were as follows:
	2020	2019

Assets:
Cash	$ 48,005,649	$ 116,999,124
Cash equivalents	325,035,100	266,373,445
Short-term investments	184,568,885	155,976,413
Bonds	248,561,806	241,935,368

Total securities lending cash collateral	$ 806,171,440	$ 781,284,350

Liabilities:
Securities lending cash collateral	$ 806,171,440	$ 781,284,350

The estimated fair values of the Company’s contractually obligated collateral received as of December 31, were as follows:
	2020	2019

30 days or less	$ 325,351,158	$ 329,017,412
31 to 60 days	59,975,725	26,992,754
61 to 90 days	54,043,731	119,338,381
Greater than 90 days	365,739,336	306,014,763

Total collateral received	$ 805,109,950	$ 781,363,310

The amortized cost and estimated fair value of the aggregate amount of the Company’s collateral reinvested as of December 31, were as follows:
	Amortized	Estimated
2020	Cost	Fair Value

Less than 30 days	$325,350,827	$325,351,158
31 to 60 days	59,974,917	59,975,725
61 to 90 days	54,043,731	54,043,731
91 to 120 days	13,153,971	13,157,955
121 to 180 days	25,114,000	25,129,133
181 to 365 days	160,127,772	160,168,671
1 to 2 years	86,364,837	86,364,508
2 to 3 years	30,903,806	30,913,484
Greater than 3 years	51,137,579	50,005,585

Total collateral reinvested	$806,171,440	$805,109,950

	Amortized	Estimated
2019	Cost	Fair Value

Less than 30 days	$329,025,346	$329,017,412
31 to 60 days	26,987,715	26,992,754
61 to 90 days	119,412,475	119,338,381
91 to 120 days	28,015,769	28,046,218
121 to 180 days	26,194,021	26,175,422
181 to 365 days	148,345,693	148,429,720
1 to 2 years	103,303,331	103,363,403

Total collateral reinvested	$781,284,350	$781,363,310

The Company holds securities with a fair value of $805,109,950 and $781,363,310 in response to collateral of $778,771,983 and $730,571,285 that could be called within one day’s notice as of December 31, 2020 and 2019, respectively. Excess liquidity at the Enterprise-Wide Limit would be used to fulfill any remaining obligation due to our lending counterparties.
Of the collateral received, $155,651,509 was for transactions that extended beyond one year from December 31, 2020.
The maximum amount and ending balance for repurchase agreements accounted for as secured borrowings during the years ended December 31, were as follows:
	2020	2019

Maximum amount:
Overnight	$ 38,539,500	$ 86,945,000
1 week to 1 month	53,693,950	158,516,875

Ending balance:
Overnight	$ 33,801,500	$ 37,195,000
1 week to 1 month	27,244,387	50,211,250

Securities sold under repurchase agreements accounted for as secured borrowings during the years ended December 31, were as follows:
	2020	2019

Maximum amount:
Carrying value	$ 56,758,916	$ 208,947,779
Estimated fair value	92,847,834	245,051,985

Ending balance:
Carrying value	$ 55,746,347	$ 83,707,587
Estimated fair value	61,639,840	87,966,457

Securities sold under repurchase agreements accounted for as secured borrowings by NAIC designation in aggregate as of December 31, were as follows:
	2020	2019

Ending balance:
NAIC 1—Bonds—carrying value	$ 55,746,347	$ 83,707,587
NAIC 1—Bonds—estimated fair value	61,639,840	87,966,457

The maximum amount and ending balance of cash collateral received and liability to return collateral under secured borrowings was $92,133,950 and $61,045,887 as of December 31, 2020, respectively. The maximum amount and ending balance of cash collateral received and liability to return collateral under secured borrowings was $245,019,875 and $87,406,250 as of December 31,2019, respectively. There was no non-cash collateral received under such transactions as of December 31, 2020 and 2019.
Cash collateral received under secured borrowings by NAIC designation in aggregate was $61,045,887 and $87,406,250 as of December 31, 2020 and 2019, respectively.
Estimated fair value of the Company’s allocation of aggregate collateral, by remaining contractual maturity, as of December 31, was as follows:
	2020	2019

Overnight and continuous	$ 34,471,529	$ 37,917,827
30 days or less	27,176,772	50,030,303

The Company’s amortized cost and estimated fair value of the allocation of aggregate collateral reinvested under repurchase agreements, by remaining contractual maturity, as of December 31, was as follows:
	Amortized	Estimated
2020	Cost	Fair Value

30 days or less	$ 24,641,348	$ 24,641,373
31 to 60 days	4,542,367	4,542,428
61 to 90 days	4,093,152	4,093,152
91 to 120 days	996,253	996,554
121 to 180 days	1,902,079	1,903,225
181 to 365 days	12,127,721	12,130,819
1 to 2 years	6,541,081	6,541,056
2 to 3 years	2,340,585	2,341,319
Greater than 3 years	3,873,046	3,787,311

Total collateral reinvested	$ 61,057,632	$ 60,977,237

	Amortized	Estimated
2019	Cost	Fair Value

30 days or less	$ 36,832,528	$ 36,832,507
31 to 60 days	3,021,193	3,021,757
61 to 90 days	13,367,866	13,359,572
91 to 120 days	3,136,281	3,139,690
121 to 180 days	2,932,342	2,930,260
181 to 365 days	16,606,853	16,616,260
1 to 2 years	11,564,496	11,571,221

Total collateral reinvested	$ 87,461,559	$ 87,471,267
9.	REINSURANCE
Amounts recoverable from reinsurers are estimated based upon assumptions consistent with those used in establishing the liabilities related to the underlying reinsured contracts. Management believes the recoverables are appropriately established.
During 2020, the Company entered into a reinsurance agreement with a third-party reinsurer to reinsure certain universal life contracts with secondary guarantees. The reinsurance was on a 35% quota share coinsurance and 65% yearly renewable term (“YRT”) basis. The coinsurance cession is secured by 10% funds withheld supported by the Company’s general account assets. During the first fifteen years of the agreement, amounts paid quarterly are subject to an experience refund provision under which the excess premiums paid over claim losses incurred are refunded to the Company. Any losses paid that exceeded premiums during a quarter are recoverable by the reinsurer from future experience refunds.

The Company’s significant financial impacts of the reinsurance arrangement upon execution were as follows:
Statutory statements of operations:
Decrease in net premiums and annuity considerations	$ 131,833,000
Decrease in reserves	131,833,000
Increase in commissions and expense allowances on reinsurance ceded	24,916,000

Statutory statements of admitted assets, liabilities, and surplus:
Decrease in reserves for life policies and contracts	$ 131,833,000
Increase in funds held under reinsurance treaties with unauthorized
and certified reinsurers	13,183,000
During 2019, the Company entered into a 100% coinsurance agreement with a third-party reinsurer which reinsured certain in force deferred annuities on a funds withheld basis. The Company continues to own the securities and cash in the custodial account, which is subject to an investment management agreement under which the reinsurer has discretionary investment authority. The reinsurer is responsible for maintaining the balance in the funds withheld account in an amount equal to the reinsured reserves and is permitted to withdraw assets from the funds withheld account that exceed the reinsured reserves. To further secure its obligations under the arrangement, the reinsurer has placed certain assets with the value equal to 5% of the reinsured statutory reserves into a trust, with the Company as the sole beneficiary.
The Company’s significant financial impacts of the reinsurance arrangement upon execution were as follows:
Statutory statements of operations:
Decrease in net premiums and annuity considerations	$ 939,301,000
Decrease in reserves	939,301,000

Statutory statements of admitted assets, liabilities, and surplus:
Decrease in reserves for life policies and contracts	$ 939,301,000
Increase in cash and cash equivalents	79,344,000
Decrease in deposit-type contracts	26,740,000
Increase in unassigned surplus	79,344,000
Increase in funds held under reinsurance treaties with unauthorized
and certified reinsurers	966,041,000
During 2018, the Company entered into a 100% coinsurance agreement with a third-party reinsurer which reinsured certain in force deferred annuities. Assets backing the ceded reserves were placed into a trust with the Company as the beneficiary.

The Company’s significant financial impacts of the reinsurance arrangement for the year ended December 31, 2018, were as follows:
Statutory statements of operations:
Decrease in net premiums and annuity considerations	$ 1,111,410,000
Decrease in reserves	1,130,005,000

Statutory statements of admitted assets, liabilities, and surplus:
Decrease in reserves for life policies and contracts	$ 1,130,005,000
Decrease in bonds	927,316,000
Decrease in cash and cash equivalents	208,094,000
Decrease in deposit-type contracts	16,374,000
Increase in unassigned surplus	46,569,000

Assets were transferred to the reinsurer as part of the reinsurance agreement, requiring the sale of certain securities which resulted in realized capital losses of $54,195,000 prior to any transfers to the IMR.
During 2010, the Company entered into a reinsurance agreement with Omaha Re to cede certain term and universal life policies issues by the Company. The agreement covers policies issued from January 1, 2003 through September 30, 2013. A second reinsurance agreement with Omaha Re was executed in 2016 and amended in 2017, ceding certain term life insurance policies issued from October 1, 2013 through December 31, 2017. The 2017 amendment allows for policies issued through December 31, 2019 to be ceded subject to certain limits. Both agreements provide coinsurance to the Company on an indemnity basis for all liabilities arising from the life insurance policies covered under each agreement and are accounted for on a funds withheld basis. There were no amendments to the agreement with Omaha Re during 2020 and 2019.
The current agreement complies with NAIC Actuarial Guideline XLVIII (“AG48”). This agreement cedes policies that meet the definition of Covered Policies as that term is defined in Section 4 of AG48. Funds consisting of Primary Security, in an amount at least equal to the Required Level of Primary Security, are held by the Company on a funds withheld basis. Funds consisting of Other Security, in an amount equal to the portion of the statutory reserves as to which Primary Security is not held, are held on behalf of the Company as security as part of the reinsurance arrangement.
Deferred gains are amortized into operations as earnings emerge from the business reinsured. During 2020, 2019, and 2018, the Company amortized $28,784,204, $39,551,984, and $10,127,989, respectively.
10.	EMPLOYEE BENEFIT PLANS

The Company is allocated expenses from a qualified non-contributory defined-benefit pension plan, a 401(k) defined-contribution plan, and a postretirement benefit plan that provides certain health care and life insurance benefits to retired employees, all sponsored by its ultimate parent, Mutual of Omaha, based upon various cost allocation methods. The Company has no legal obligation for benefits under these plans. Effective January 1, 2005, the defined-benefit pension plan was amended to freeze plan benefits for participants under forty years of age. No benefits are available under the defined-benefit pension plan for employees hired on or after January 1, 2005. Substantially all employees are eligible for the 401(k) defined-contribution plan while only employees hired before 1995 were eligible for the postretirement benefit plan. Mutual of Omaha ceased allocating expenses for the postretirement benefit plan in 2019.

The Company’s share of net expense for these plans for the years ended December 31, was as follows:
	2020	2019	2018

Defined-benefit pension plan	$ (1,603,114)	$ 242,907	$ 11,868,838
401(k) defined-contribution plan	23,699,380	18,858,498	16,880,150
Postretirement benefit plan	-	-	794,725
There are certain plan assets where Mutual of Omaha’s retirement liabilities are invested in assets of the Company. Plan assets for the defined-benefit pension plan included a group annuity contract issued by the Company with a balance of $908,643,222 and $812,081,295 as of December 31, 2020 and 2019, respectively. Plan assets for the postretirement benefit plan were invested in a group annuity contract issued by the Company with a balance of $7,633,722 and $8,794,800 as of December 31, 2020 and 2019, respectively. Plan assets for the 401(k) defined-contribution plan included a group annuity contract issued by the Company with a balance of $176,978,656 and $158,018,627 as of December 31, 2020 and 2019, respectively.
11.	SURPLUS AND DIVIDEND RESTRICTIONS

The portion of unassigned surplus represented by each item below as of December 31, was as follows:
	2020	2019	2018

Unrealized capital loss	$ (211,767,723)	$ (189,517,177)	$ (158,758,792)
Nonadmitted assets	(231,267,487)	(196,676,901)	(175,653,112)
AVR	(192,642,161)	(170,816,392)	(157,911,233)
Regulatory restrictions limit the amount of dividends available for distribution without prior approval of the Director of the Nebraska Department of Insurance. As of December 31, 2020, the maximum dividend allowed was $186,179,472.
12.	COMMITMENTS AND CONTINGENCIES
The Company had unfunded investment commitments for limited partnership investments, bonds, private preferred stocks, and mortgage lending of $840,033,461 and $654,607,680 as of December 31, 2020 and 2019, respectively.
As a condition of doing business, all states and jurisdictions have adopted laws requiring membership in life and health insurance guaranty funds. Member companies are subject to assessments each year based on life, health, or annuity premiums collected in the state. The Company estimated its costs related to past insolvencies and had a liability for guaranty fund assessments of $7,160,505 and $7,300,548 as of December 31, 2020 and 2019, respectively. The Company estimated its premium tax credits that it will receive related to guaranty funds of $15,217,492 and $16,338,980 as of December 31, 2020 and 2019, respectively.
The Company recognizes discounted and undiscounted amounts relating to Penn Treaty Network America and its subsidiaries (together “Penn Treaty”) insolvency. As of December 31, 2020, the discounted and undiscounted liabilities and receivables were $6,156,854 and $16,508,536, and $5,441,717 and $14,006,553, respectively. As of December 31, 2019, the discounted and undiscounted liabilities and receivables were $6,340,902 and $16,915,607, and $5,511,663 and $14,158,896, respectively. There are 50 jurisdictions for liabilities and 39 jurisdictions for premium tax credits by insolvency as of December 31, 2020. Amounts used for the Penn Treaty accruals are the discounted amounts, using a 4.25% discount rate, reported by the National Organization of Life and Health Insurance Guaranty Association.

The Company has adopted resolutions to guarantee timely payment of certain liabilities incurred by Mutual Structured Settlement. The liabilities subject to this guarantee as of December 31, 2020, are $1,301,509,560.
Various lawsuits have arisen in the ordinary course of the Company’s business. Contingent liabilities arising from litigation, income taxes, and other matters are not considered material in relation to the Company’s statutory statements of admitted assets, liabilities, and surplus, the statutory statements of operations, or statutory statements of cash flows.
13.	LEASES
The Company and Mutual of Omaha jointly enter into agreements for the rental of office space, equipment, and computer software under non-cancelable operating leases. Future required minimum rental payments under leases as of December 31, 2020, were as follows:
2021	$ 11,883,784
2022	9,548,004
2023	7,893,346
2024	5,579,025
2025	2,812,533
Thereafter	6,605,598

Total	$ 44,322,290

The Company’s allocated rental expense for the years ended December 31, 2020, 2019, and 2018, was $35,917,664, $30,538,444, and $24,982,375, respectively.
14.	THIRD-PARTY ADMINISTRATORS

The Company’s direct premium written by third-party administrators during the years ended December 31, was as follows:
LTCG
11000 Prairie Lakes Dr. Suite 600
Eden Prairie, MN 55344	95-4604537	No	Long-term care	(a)	$ 71,203,870	$ 72,378,797	$ 73,566,134

Kelly and Associates Insurance
301 International Cir			Group health
Hunt Valley, MD 21030	52-1066374	No	Group life	(b)	22,358,359	23,699,677	23,450,353

Se2 Inc
One Security Benefit Place			Variable life
Topeka, KS 66636	20-2640636	Yes	Variable annuity	(a)	4,394,472	3,962,628	4,171,102

All companies under $1 million		No	Individual life	(a)	12,628	13,046	13,604

				Total	$97,969,329	$ 100,054,148	$ 101,201,193

Type of Authority Granted (Description)	Reference

Premium collection and
administration; claims payment
and administration; policyholder
service	(a)

Premium collection	(b)

15.	LIABILITY FOR POLICY AND CONTRACT CLAIMS—HEALTH

A reconciliation of the liability for policy and contract claims—health, which includes claim liabilities and reserves, as of December 31, was as follows:
	2020	2019

Health balance at January 1	$ 943,638,522	$ 874,579,246
Reinsurance recoverable	69,138,786	65,460,174

Net balance at January 1	874,499,736	809,119,072

Incurred related to:
Current year	1,015,789,061	1,043,387,781
Prior years	(28,717,980)	(43,183,324)

Total incurred	987,071,081	1,000,204,457

Paid related to:
Current year	644,940,777	690,526,635
Prior years	262,699,584	244,297,158

Total paid	907,640,361	934,823,793

Net balance at December 31	953,930,456	874,499,736

Reinsurance recoverable	73,421,193	69,138,786

Balance at December 31	$ 1,027,351,649	$ 943,638,522
During 2020, incurred claims related to prior years were favorable on both an interest adjusted and non-interest adjusted basis primarily due to favorable runout within Medicare supplement, long-term care, and group health coverages. Group long-term disability (“LTD”) had favorable runout on a non-interest basis primarily due to updated claim termination rates. The runout for other health products was in line with expectations. During 2019, runout on prior year incurrals was favorable on both an interest adjusted and non-interest adjusted basis primarily due to updated claim termination rates for group LTD with a smaller impact due to favorable runout on group ancillary and Medicare supplement products. The reserves are reviewed and revised to reflect current conditions and claim trends and any resulting adjustments are reflected in operating results in the year the revisions are made.
Management believes that the liability for unpaid claims is adequate to cover the ultimate development of claims. The liability is regularly reviewed and revised to reflect current conditions and claim trends and any resulting adjustments are reflected in operating results in the year they are made.

A roll forward of the liability for claim adjustment expenses, included in general expenses and taxes due or accrued, as of December 31, was as follows:
	2020	2019

Prior year accrual	$ 31,503,976	$ 29,602,779
Incurred claim adjustment expenses	64,717,117	56,564,862
Paid claim adjustment expenses related to:
Current year	(43,199,188)	(40,380,049)
Prior years	(17,593,365)	(14,283,616)

Total	$ 35,428,540	$ 31,503,976
16.	RESERVES FOR LIFE, ANNUITY, AND DEPOSIT-TYPE POLICIES AND CONTRACTS
The Company waives deduction of deferred fractional premiums upon death of the insured and returns any portion of the final premium for periods beyond the monthly policy anniversary following the date of death. Surrender values are not promised in excess of the legally computed reserves.
For plans of insurance introduced prior to 1989, substandard reserves for policies with a substandard underwriting class were set equal to the excess of the reserves calculated using the appropriate substandard multiple mortality table over the reserves calculated using the standard mortality table, where both calculations use the same valuation interest rate and reserve method. For plans of insurance introduced after 1988 with a substandard underwriting class and for all policies with a flat extra substandard premium, substandard reserves were set equal to the unearned portion of the substandard premiums.
As of December 31, 2020 and 2019, the Company had insurance in force with a face value of $26,547,566,491 and $32,992,677,360, respectively, for which the gross premiums were less than the net premiums according to the valuation standards set by the NDOI. Reserves to cover the above insurance totaled $147,519,460 and $151,817,162 as of December 31, 2020 and 2019, respectively.
The Company updated the interpretation of an unusual cash value (“UCV”) calculation for a return of premium (“ROP”) endowment benefit on certain term plans resulting in an increase in policy reserves and a corresponding charge to operations of $3,595,213 in 2020. The interpretation of an UCV calculation for a ROP endowment benefit on certain term plans were updated resulting in an increase in policy reserves and a corresponding increase in reserves for life policies and contracts of $12,693,456 in 2019.
The Company updated mortality assumptions used for calculating certain life deficiency reserves resulting in an increase in reserve for life policies and contracts and a corresponding charge to surplus of $7,353,964 and $31,985,660 in 2020 and 2019, respectively. Mortality assumptions used for calculating certain life deficiency reserves were updated resulting in a decrease in reserves and an increase to surplus of $1,195,486 in 2018.
The Company updated mortality assumptions used for calculating reserves for anticipated anti-selection mortality on term conversions resulting in a decrease in reserve for policies and contracts and a corresponding increase to surplus of $7,581,207 and $1,535,794 in 2020 and 2019, respectively. Mortality assumptions used for calculating reserves for anticipated anti-selection mortality on term conversions were updated resulting in an increase in reserve for policies and contracts and a corresponding charge to surplus of $9,866,473 in 2018.

The Company applied PBR retrospectively as of January 1, 2020 to 2017-2019 issues of 2017 CSO simplified issue term plans with the approval of the NDOI resulting in a decrease in reserves and a corresponding increase to surplus of $25,901,236 in 2020.
Scheduled premiums used in the UCV calculation for ROP on certain short guarantee term plans were updated from guaranteed to current resulting in an increase in reserves and a corresponding charge to surplus of $10,324,480 in 2019.
Group term life premium deficiency reserves established in 2015 for business assumed from Companion were released resulting in a decrease in reserve for life policies and contracts and a corresponding increase in surplus of $7,161,203 in 2019.
Valuation interest rates on certain policies and issue years were increased from lower than maximum to the maximum allowed rates resulting in a decrease in reserve for life policies and contracts and a corresponding increase in surplus of $23,612,331 in 2018.

17.	ANALYSIS OF LIFE AND ANNUITY RESERVES AND DEPOSIT-TYPE LIABILITIES BY WITHDRAWAL CHARACTERISTICS

The withdrawal characteristics of the Company’s individual annuity reserves, group annuity reserves, and deposit-type contracts as of December 31, were as follows:
	General	Separate Account		% of
2020	Account	Non-Guaranteed	Total	Total

Individual annuity reserves—subject to
discretionary withdrawal:
With market value adjustment	$ 1,099,075,293	$ -	$ 1,099,075,293	29.1%
At book value less current surrender charge
of 5% or more	123,349,355	-	123,349,355	3.3
At fair value	-	100,488,356	100,488,356	2.6

Total with adjustment or at fair value	1,222,424,648	100,488,356	1,322,913,004	35.0

At book value without adjustment (minimal
or no charge)	1,261,109,536	-	1,261,109,536	33.4
Not subject to discretionary withdrawal	1,192,720,651	450,051	1,193,170,702	31.6

Gross total	3,676,254,835	100,938,407	3,777,193,242	100.0%

Reinsurance ceded	1,858,132,677	-	1,858,132,677

Net total	$ 1,818,122,158	$ 100,938,407	$ 1,919,060,565

Amount included in book value less current
surrender charge of 5% or more that will move
to the book value without adjustment for the
first time in the year after the statutory-basis
statement date:	$ 5,581,069	$ -	$ 5,581,069

	General	Separate Account		% of
	Account	Non-Guaranteed	Total	Total

Group annuity reserves—subject to
discretionary withdrawal:
With market value adjustment	$ 298,570,783	$ -	$ 298,570,783	6.4%
At book value without adjustment (minimal
or no charge)	17,998,760	-	17,998,760	0.4
Not subject to discretionary withdrawal	4,348,034,882	-	4,348,034,882	93.2

Gross total	4,664,604,425	-	4,664,604,425	100.0%

Reinsurance ceded	17,073,199	-	17,073,199

Net total	$ 4,647,531,226	$ -	$ 4,647,531,226

	General	Separate Account		% of
	Account	Non-Guaranteed	Total	Total

Deposit funds liabilities—subject to
discretionary withdrawal:
With market value adjustment	$ 1,039,965,541	$ -	$ 1,039,965,541	12.3%
At fair value	-	4,341,823,964	4,341,823,964	51.4

Total with adjustment or at fair value	1,039,965,541	4,341,823,964	5,381,789,505	63.7

At book value without adjustment (minimal
or no charge)	297,536,551	-	297,536,551	3.6
Not subject to discretionary withdrawal	2,765,671,912	-	2,765,671,912	32.7

Gross total	4,103,174,004	4,341,823,964	8,444,997,968	100.0%

Reinsurance ceded	31,892,074	-	31,892,074

Net total	$ 4,071,281,930	$ 4,341,823,964	$ 8,413,105,894

	General	Separate Account		% of
2019	Account	Non-Guaranteed	Total	Total

Individual annuity reserves—subject to
discretionary withdrawal:
With market value adjustment	$ 826,857,619	$ -	$ 826,857,619	23.7%
At book value less current surrender charge
of 5% or more	131,749,752	-	131,749,752	3.8
At fair value	-	94,620,393	94,620,393	2.7

Total with adjustment or at fair value	958,607,371	94,620,393	1,053,227,764	30.2

At book value without adjustment
(minimal or no charge)	1,291,988,044	-	1,291,988,044	37.0
Not subject to discretionary withdrawal	1,145,901,227	325,451	1,146,226,678	32.8

Gross total	3,396,496,642	94,945,844	3,491,442,486	100.0%

Reinsurance ceded	1,882,879,095	-	1,882,879,095

Net total	$ 1,513,617,547	$ 94,945,844	$ 1,608,563,391

Amount included in book value less current
surrender charge of 5% or more that will
move to the book value without adjustment
for the first time in the year after the
statutory-basis statement date:	$ 12,083,694	$ -	$ 12,083,694

	General	Separate Account		% of
	Account	Non-Guaranteed	Total	Total

Group annuity reserves—subject to
discretionary withdrawal:
With market value adjustment	$ 254,129,684	$ -	$ 254,129,684	6.0%

At book value without adjustment
(minimal or no charge)	964,734	-	964,734	-
Not subject to discretionary withdrawal	3,958,185,810	-	3,958,185,810	94.0

Net total	$ 4,213,280,228	$ -	$ 4,213,280,228	100.0%

	General	Separate Account		% of
	Account	Non-Guaranteed	Total	Total

Deposit funds liabilities—subject to
discretionary withdrawal:
With market value adjustment	$ 698,334,520	$ -	$ 698,334,520	9.3%
At fair value	-	4,006,259,652	4,006,259,652	53.1

Total with adjustment or at fair value	698,334,520	4,006,259,652	4,704,594,172	62.4

At book value without adjustment
(minimal or no charge)	393,783,905	-	393,783,905	5.2
Not subject to discretionary withdrawal	2,441,913,513	-	2,441,913,513	32.4

Gross total	3,534,031,938	4,006,259,652	7,540,291,590	100.0%

Reinsurance ceded	36,850,020	-	36,850,020

Net total	$ 3,497,181,918	$ 4,006,259,652	$ 7,503,441,570

Annuity reserves and deposit funds liabilities subject to discretionary withdrawal at fair value includes runoff variable annuity reserves for policies which are 100% ceded under a modified coinsurance reinsurance agreement to a third party. A portion of these policies may be subject to surrender charges at certain policy durations.

There were no annuity reserves or deposit-type liabilities in guaranteed separate accounts as of December 31, 2020 and 2019.
The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NDOI and are provided to reconcile annuity reserves, supplementary contracts with life contingencies, and deposit‑type funds to amounts reported on the statutory financial statements as of December 31.
	2020	2019

Life, accident and health annual statement:
Exhibit 5, Annuities section—net total	$6,465,653,384	$5,722,331,816
Exhibit 5, Supplementary Contracts with Life
Contingencies section—net total	4,640,587	4,565,959
Exhibit 7, Deposit-type Contracts, Line 14—
net total	4,071,281,930	3,497,181,918

Subtotal	10,541,575,901	9,224,079,693

Separate accounts annual statement:
Exhibit 3, Annuities section—net total	100,938,407	94,945,845
Exhibit 4, Deposit-type Contracts, Line 9—
net total	4,341,823,964	4,006,259,651

Total	$14,984,338,272	$13,325,285,189

The withdrawal characteristics of the Company’s life policy reserves as of December 31, were as follows:
2020	Account Value	Cash Value	Reserves

General account—

Subject to discretionary withdrawal, surrender values,
or policy loans:
Term policies with cash value	$-	$69,741,596	$195,487,045
Universal life	461,950,431	526,966,309	568,729,831
Universal life with secondary guarantees	1,587,560,578	1,220,118,083	2,926,998,531
Indexed universal life with secondary guarantees	212,849,723	107,395,573	200,158,314
Other permanent cash value life insurance	-	2,432,180,565	3,259,369,878
Variable universal life	13,028,520	13,046,803	19,083,194
	-
Not subject to discretionary withdrawal or
no cash value:
Term policies without cash value	N/A	N/A	1,749,350,193
Accidental death benefits	N/A	N/A	7,709,925
Disability—active lives	N/A	N/A	15,991,315
Disability—disabled lives	N/A	N/A	120,329,568
Miscellaneous reserves	N/A	N/A	232,963,531

Gross total	2,275,389,252	4,369,448,929	9,296,171,325

Reinsurance ceded	555,958,598	387,441,446	3,152,486,865

Net total	$1,719,430,654	$3,982,007,483	$6,143,684,460

Separate account non-guaranteed—
Subject to discretionary withdrawal, surrender values,
or policy loans:
Variable universal life	$65,104,832	$65,104,832	$65,147,862

Reinsurance ceded	-	-	-

Net total	$65,104,832	$65,104,832	$65,147,862

2019	Account Value	Cash Value	Reserves

General account—

Subject to discretionary withdrawal, surrender values,
or policy loans:
Term policies with cash value	$-	$59,590,806	$196,744,887
Universal life	477,509,157	541,347,667	583,996,106
Universal life with secondary guarantees	1,576,208,763	1,194,100,960	2,731,743,090
Indexed universal life with secondary guarantees	136,994,317	62,652,546	112,649,480
Other permanent cash value life insurance	-	2,241,879,823	3,001,305,422
Variable universal life	12,497,090	12,509,257	18,443,926
	-
Not subject to discretionary withdrawal or
no cash value:
Term policies without cash value	N/A	N/A	1,588,114,246
Accidental death benefits	N/A	N/A	6,381,099
Disability—active lives	N/A	N/A	19,933,754
Disability—disabled lives	N/A	N/A	118,545,044
Miscellaneous reserves	N/A	N/A	254,791,662

Gross total	2,203,209,327	4,112,081,059	8,632,648,716

Reinsurance ceded	464,164,730	345,454,359	2,764,842,147

Net total	$1,739,044,597	$3,766,626,700	$5,867,806,569

Separate account non-guaranteed—
Subject to discretionary withdrawal, surrender values,
or policy loans:
Variable universal life	$59,005,916	$59,009,439	$59,043,135

Reinsurance ceded	-	-	-

Net total	$59,005,916	$59,009,439	$59,043,135

The following information is obtained from the applicable exhibit in the Company’s annual statement and related separate accounts annual statement, both of which were filed with the NDOI and are provided to reconcile life reserves to amounts reported on the statutory financial statements as of December 31.
	2020	2019

Life, accident and health annual statement:
Exhibit 5, Life Insurance section—net total	$5,882,061,595	$5,572,590,724
Exhibit 5, Accidental Death Benefits section—net total	7,431,909	6,241,927
Exhibit 5, Disability—Active Lives section—net total	5,993,469	7,088,034
Exhibit 5, Disability—Disabled Lives section—net total	118,732,531	117,478,491
Exhibit 5, Disability—Miscellaneous Reserves section—net total	129,464,956	164,407,393

Subtotal	6,143,684,460	5,867,806,569

Separate accounts annual statement:
Exhibit 3, Life Insurance section—net total	65,147,862	59,043,135

Total	$6,208,832,322	$5,926,849,704

18.	PREMIUMS DEFERRED AND UNCOLLECTED

Deferred and uncollected life insurance premiums and annuity considerations as of December 31, were as follows:
	2020		2019
		Net of		Net of
Type	Gross	Loading	Gross	Loading

Ordinary first year
business	$89,409,323	$(653,136)	$104,082,472	$6,943,785
Ordinary renewal	464,560,321	328,279,623	471,961,912	349,515,371
Group life	(81,393,352)	(82,201,922)	(94,579,274)	(95,398,626)
Group annuity	(4,600)	(4,600)	(228,045)	(228,045)

Total	$472,571,692	$245,419,965	$481,237,065	$260,832,485
19.	SEPARATE ACCOUNTS

Information regarding the non-guaranteed separate accounts of the Company was as follows:
	2020	2019

For the years ended December 31:
Premiums and considerations	$3,901,186	$3,645,545
Deposits	1,696,810,601	1,743,680,478

Premiums, considerations, and deposits	$1,700,711,787	$1,747,326,023

As of December 31:
Reserves by valuation basis—fair value	$4,507,910,233	$4,160,248,632

Reserves with discretionary withdrawal characteristics—fair value	$4,507,910,233	$4,160,248,632

Transfers as reported on the statutory statements of
operations of the separate accounts annual statement:
Transfers to separate accounts	$3,901,186	$3,645,545
Transfers from separate accounts	14,911,728	15,936,702

Net transfers of the general account	(11,010,542)	(12,291,157)

Reinsurance of separate account business	11,010,542	12,291,157

Net transfers as reported on the statutory statements of operations	$-	$-

The Company holds no guaranteed separate accounts or reserves in separate accounts for asset default risk in lieu of AVR as of December 31, 2020 and 2019.
20.	SUBSEQUENT EVENTS

The Company has evaluated events subsequent to December 31, 2020 through April 23, 2021, the date these statutory financial statements were available to be issued. A Type I subsequent event, as defined by SSAP 9 Subsequent Events, of a $10,000,000 capital contribution to Companion was reported as a payable from parent and affiliates as of December 31, 2020 which was subsequently settled in cash on February 1, 2021. The Company is not aware of any additional material subsequent events requiring adjustment to or disclosure in the statutory financial statements.
******

SUPPLEMENTAL SCHEDULES

Deloitte.	Deloittte & Touche LLP First National Tower 1601 Dodge Street Suite 3100 Omaha, NE 68102-1640 USA Tel: +1 402 346 7788 www.deloitte.com

INDEPENDENT AUDITORS’ REPORT ON ADDITIONAL INFORMATION
To the Board of Directors
United of Omaha Life Insurance Company
Omaha, Nebraska
Our 2020 audit was conducted for the purpose of forming an opinion on the 2020 statutory-basis financial statements as a whole. The supplemental schedule of selected financial data, the supplemental reinsurance schedule, the supplemental summary investment schedule, and the supplemental schedule of investment risks interrogatories as of and for the year ended December 31, 2020, are presented for purposes of additional analysis and are not a required part of the 2020 statutory-basis financial statements. These schedules are the responsibility of the Company’s management and were derived from and relate directly to the underlying accounting and other records used to prepare the statutory-basis financial statements. Such schedules have been subjected to the auditing procedures applied in our audit of the 2020 statutory-basis financial statements and certain additional procedures, including comparing and reconciling such schedules directly to the underlying accounting and other records used to prepare the statutory-basis financial statements or to the statutory-basis financial statements themselves, and other additional procedures in accordance with auditing standards generally accepted in the United States of America. In our opinion, such schedules are fairly stated in all material respects in relation to the 2020 statutory-basis financial statements as a whole.

April 23, 2021

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

Investment income earned:
U.S. government bonds	$20,939,654
Other bonds (unaffiliated)	716,752,826
Bonds of affiliates	1,567,891
Preferred stocks (unaffiliated)	1,339,670
Preferred stocks of affiliates	-
Common stocks (unaffiliated)	-
Common stocks of affiliates	-
Mortgage loans	128,678,092
Real estate	18,334,191
Contract loans	12,476,324
Cash and cash equivalents	1,309,019
Short-term investments	7,050,658
Other invested assets	39,930,907
Derivative instruments	15,084,297
Aggregate write-ins for investment income	5,207,327

Gross investment income	$968,670,856

Real estate owned—book value less encumbrances	$43,333,930

Mortgage loans—book value:
Farm mortgages	$-
Residential mortgages	-
Commercial mortgages	3,009,702,869

Total mortgage loans	$3,009,702,869

Mortgage loans by standing—book value:
Good standing	$3,003,760,451

Good standing with restructured terms	$5,942,418

Interest overdue more than three months, not in foreclosure	$-

Foreclosure in process	$-

Other long-term assets—statement value	$412,169,486

Collateral loans	$-

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

Bonds and stocks of subsidiaries and affiliates—book value:
Bonds	$11,849,455

Preferred stocks	$-

Common stocks	$114,219,727

Bonds and Short-term Investments by NAIC designation and maturity:
Bonds by maturity—statement value:
Due within one year or less	$1,633,280,235
Over 1 year and through 5 years	4,607,149,128
Over 5 years through 10 years	4,513,128,416
Over 10 years through 20 years	3,434,406,733
Over 20 years	4,406,270,340
No maturity date	-

Total by maturity	$18,594,234,852

Bonds and Short-term Investments by NAIC designation—statement value:
NAIC 1	$9,168,725,211
NAIC 2	8,700,613,927
NAIC 3	563,869,412
NAIC 4	142,921,414
NAIC 5	16,087,481
NAIC 6	2,017,407

Total by NAIC designation	$18,594,234,852

Total bonds publicly traded	$7,238,915,459

Total bonds privately placed	$11,355,319,393

Preferred stocks—statement value	$118,496,050

Common stocks	$191,097,448

Short-term investments—book value	$313,574,991

Options, caps, and floors owned—statement value	$-

Options, caps, and floors written and in force—statement value	$-

Collar, swap, and forward agreements open—current value	$(33,953,355)

Cash on deposit	$(79,934,524)

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

Life insurance in force (in thousands):
Industrial	$-

Ordinary	$200,822,882

Credit life	$-

Group life	$263,398,277

Amount of accidental death insurance in force under ordinary policies
(in thousands)	$5,632,909

Life insurance with disability provisions in force (in thousands):
Industrial	$-

Ordinary	$12,835,391

Credit life	$-

Group life	$251,939,376

Supplementary contracts in force:
Ordinary—not involving life contingencies:
Amount on deposit	$57,274,198

Income payable	$748,415

Ordinary—involving life contingencies:
Income payable	$597,249

Group—not involving life contingencies:
Amount on deposit	$-

Income payable	$-

Group—involving life contingencies:
Income payable	$16,694

(Continued)

Immediate—amount of income payable	$129,194,992

Deferred—fully paid account balance	$1,667,766,792

Deferred—not fully paid account balance	$689,977,899

Group:
Amount of income payable	$397,462,236

Fully paid account balance	$759,606,024

Not fully paid account balance	$16,156,464

Accident and health insurance—Premiums in force:
Other	$949,364,187

Group	$1,035,822,749

Credit	$-

Deposit funds and dividend accumulations:
Deposit funds—account balance	$4,045,894,017

Dividend accumulations—account balance	$5,788

Claim payments 2020:
Group accident and health—year ended December 31, 2020:
2020	$302,500,561

2019	$121,719,910

2018	$30,055,230

2017	$14,158,975

2016	$10,638,184

2015 and prior	$44,554,235

(Continued)

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)

SUPPLEMENTAL SCHEDULE OF SELECTED FINANCIAL DATA
AS OF AND FOR THE YEAR ENDED DECEMBER 31, 2020

Claim payments 2020 (continued):
Other accident and health—year ended December 31, 2020:
2020	$342,440,216

2019	$42,065,619

2018	$(265,526)

2017	$(156,925)

2016	$(55,415)

2015 and prior	$(14,702)

Other coverages that use developmental methods to calculate
claim reserves—year ended December 31, 2020:
2020	$-

2019	$-

2018	$-

2017	$-

2016	$-

2015 and prior	$-

(Concluded)

UNITED OF OMAHA LIFE INSURANCE COMPANY
(A Wholly Owned Subsidiary of Mutual of Omaha Insurance Company)
SUPPLEMENTAL REINSURANCE SCHEDULE
FOR THE YEAR ENDED DECEMBER 31, 2020
1.	Reinsurance contracts which limit significance risk subject to Appendix A-791—Life and Health Reinsurance Agreements of the NAIC Accounting Practices and Procedures Manual (“Appendix A-791”):

The Company has not entered into, renewed, or amended any reinsurance contracts on or after January 1, 1996, that have provisions limiting the reinsurer’s assumption of significant risk, as described in Appendix A-791.
2.	Reinsurance contracts which limit reinsurers risk NOT subject to Appendix A-791:
The Company has not entered into, renewed, or amended on or after January 1, 1996, that include provisions, which limits the reinsurer’s assumptions of risk.
3.	Reinsurance contracts which contain features that delay payment (excluding reinsurance contracts with a federal or state facility):

The Company has not entered into, renewed, or amended reinsurance contracts on or after January 1, 1996, which contain provisions that allow (1) the reporting of losses or settlements with the reinsurer to occur less frequently than quarterly or (2) payments due from the reinsurer to not be made in cash within ninety days of the settlement date unless there is no activity during the period or (3) contain a payment schedule, accumulating retentions from multiple years, or any features inherently designed to delay timing of the reimbursement to the ceding company.
4.	Reinsurance contracts NOT subject to Appendix A-791 and NOT YRT that meet the risk transfer requirements under SSAP No. 61R:

The Company has not entered into, renewed, or amended any reinsurance contract on or after January 1, 1996, which are not subject to Appendix A-791 and are not YRT which reflected reinsurance reserve credit for the following (1) Assumption reinsurance or (2) Non-proportional reinsurance that does not result in significant surplus relief.
5.
Risk ceded not subject to Appendix A-791 and NOT YRT which were accounted as reinsurance for SAP and deposit accounting for GAAP or were accounted as reinsurance for GAAP and deposit accounting for SAP:

The Company has not ceded any risk during the period ended December 31, 2020, under any reinsurance contracts entered into, renewed, or amended on or after January 1, 1996, which are not subject to Appendix A-791 and are not YRT which are accounted for as reinsurance, as described under SSAP No. 61R for SAP and deposit accounting for GAAP or were accounted for as reinsurance for GAAP and deposit accounting for SAP.

ANNUAL STATEMENT FOR THE YEAR 2020 OF THE United of Omaha Life Insurance Company
SUMMARY INVESTMENT SCHEDULE

					Admitted Assets as Reported
		Gross Investment Holdings			in the Annual Statement
		1	2	3	4	5	6
					Securities
			Percentage		Lending		Percentage
			of		Reinvested	Total	of
			Column 1		Collateral	(Col. 3 + 4)	Column 5
	Investment Categories	Amount	Line 13	Amount	Amount	Amount	Line 13
1.	Long-Term Bonds (Schedule D, Part 1):
	1.01 U.S. governments	435,758,040	1.866	435,758,040	0	435,758,040	1.866
	1.02 All other governments	27,772,312	0.119	27,772,312	0	27,772,312	0.119
	1.03 U.S. states, territories and possessions, etc. guaranteed	22,208,317	0.095	22,208,317	0	22,208,317	0.095
	1.04 U.S. political subdivisions of states, territories, and possessions,
	guaranteed	51,126,191	0.219	51,126,191	0	51,126,191	0.219
	1.05 U.S. special revenue and special assessment obligations, etc. non-
	guaranteed	1,139,369,444	4.880	1,139,369,444	0	1,139,369,444	4.880
	1.06 Industrial and miscellaneous	16,487,116,553	70.617	16,487,116,553	248,561,806	16,735,678,359	71.682
	1.07 Hybrid securities	80,408,486	0.344	80,408,486	0	80,408,486	0.344
	1.08 Parent, subsidiaries and affiliates	11,849,455	0.051	11,849,455	0	11,849,455	0.051
	1.09 SVO identified funds	0	0.000	0	0	0	0.000
	1.10 Unaffiliated Bank loans	51,812	0.000	51,812	0	51,812	0.000
	1.11 Total long-term bonds	18,255,660,612	78.192	18,255,660,612	248,561,806	18,504,222,417	79.257
2.	Preferred stocks (Schedule D, Part 2, Section 1):
	2.01 Industrial and miscellaneous (Unaffiliated)	118,496,050	0.508	118,496,050	0	118,496,050	0.508
	2.02 Parent, subsidiaries and affiliates	0	0.000	0	0	0	0.000
	2.03 Total preferred stocks	118,496,050	0.508	118,496,050	0	118,496,050	0.508
3.	Common stocks (Schedule D, Part 2, Section 2):
	3.01 Industrial and miscellaneous Publicly traded (Unaffiliated)	67,216,621	0.288	67,216,621	0	67,216,621	0.288
	3.02 Industrial and miscellaneous Other (Unaffiliated)	9,661,100	0.041	9,661,100	0	9,661,100	0.041
	3.03 Parent, subsidiaries and affiliates Publicly traded	0	0.000	0	0	0	0.000
	3.04 Parent, subsidiaries and affiliates Other	114,219,727	0.489	114,219,727	0	114,219,727	0.489
	3.05 Mutual funds	0	0.000	0	0	0	0.000
	3.06 Unit investment trusts	0	0.000	0	0	0	0.000
	3.07 Closed-end funds	0	0.000	0	0	0	0.000
	3.08 Total common stocks	191,097,448	0.818	191,097,448	0	191,097,448	0.819
4.	Mortgage loans (Schedule B):
	4.01 Farm mortgages	0	0.000	0	0	0	0.000
	4.02 Residential mortgages	0	0.000	0	0	0	0.000
	4.03 Commercial mortgages	3,009,702,869	12.891	3,009,702,869	0	3,009,702,869	12.891
	4.04 Mezzanine real estate loans	0	0.000	0	0	0	0.000
	4.05 Total valuation allowance	0	0.000	0	0	0	0.000
	4.06 Total mortgage loans	3,009,702,869	12.891	3,009,702,869	0	3,009,702,869	12.891
5.	Real estate (Schedule A):
	5.01 Properties occupied by company	43,333,930	0.186	43,333,930	0	43,333,930	0.186
	5.02 Properties held for production of income	0	0.000	0	0	0	0.000
	5.03 Properties held for sale	0	0.000	0	0	0	0.000
	5.04 Total real estate	43,333,930	0.186	43,333,930	0	43,333,930	0.186
6.	Cash, cash equivalents and short-term investments:
	6.01 Cash (Schedule E, Part 1)	(79,934,524)	(0.342)	(79,934,524)	0	(79,934,524)	(0.342)
	6.02 Cash equivalents (Schedule E, Part 2)	47,969,037	0.205	47,969,037	0	47,969,037	0.205
	6.03 Short-term investments (Schedule DA)	313,574,991	1.343	313,574,991	0	313,574,991	1.343
	6.04 Total cash, cash equivalents and short-term investments	281,609,503	1.206	281,609,504	0	281,609,504	1.206
7.	Contract loans	198,030,914	0.848	197,990,533	0	197,990,533	0.848
8.	Derivatives (Schedule DB)	28,750,959	0.123	28,750,959	0	28,750,959	0.123
9.	Other invested assets (Schedule BA)	412,169,486	1.765	412,169,486	0	412,169,486	1.765
10.	Receivables for securities	2,255,136	0.010	2,255,136	0	2,255,136	0.010
11.	Securities Lending (Schedule DL, Part 1)	806,171,440	3.453	806,171,440	XXX	XXX	XXX
12.	Other invested assets (Page 2, Line 11)	0	0.000	0	557,609,634	557,609,634	2.388
13.	Total invested assets	23,347,278,346	100.000 23,347,237,967		806,171,440 23,347,237,967		100.000

SUPPLEMENTAL INVESTMENT RISKS INTERROGATORIES
For The Year Ended December 31, 2020
(To Be Filed by April 1)
Of The United of Omaha Life Insurance Company
ADDRESS (City, State and Zip Code)         Omaha , NE 68175
NAIC Group Code 0261            NAIC Company Code 69868                    Federal Employer'sIdentification Number (FEIN)        47-0322111
The Investment Risks Interrogatories are to be filed by April 1. They are also to be included with the Audited Statutory Financial Statements.
Answer the following interrogatories by reporting the applicable U.S. dollar amounts and percentages of the reporting entity’s total admitted assets held in that category of investments.

1.	Reporting entity’s total admitted assets as reported on Page 2 of this annual statement.	$ 24,131,909,234

2.	Ten largest exposures to a single issuer/borrower/investment.

	1		2		3	4
Percentage of Total
	Issuer	Description of Exposure			Amount	Admitted Assets
2.01	Freddie Mac	MBS, CMO		$ 394,804,919		1.6%
2.02	Federal National Mortgage	MBS, CMO		$ 311,727,530		1.3%
Association
2.03	Omaha Financial Holdings (Mutual of Bank Loan			$ 306,950,000		1.3%
Omaha Mortgage) Revolver
2.04	ESSENCE GROUP HOLDINGS CORP	Preferred Stock		$ 100,000,000		0.4%
2.05	Verizon Communications Inc.	Bonds		$ 93,059,507		0.4%
2.06	AT&T Inc.	Bonds		$ 76,980,597		0.3%
2.07	Oracle Corporation	Bonds		$ 74,202,385		0.3%
2.08	Eastern Bluebird Fleet Holdings,	ABS		$ 70,660,000		0.3%
LLC.
2.09	Mutual of Omaha Opportunities Fund, SchBA-Joint Venture			$ 70,352,316		0.3%
L.P.
2.10	FederalHome Loan Banks	Bonds, Equity		$ 68,923,460		0.3%

3.	Amounts and percentages of the reporting entity’s total admitted assets held in bonds and preferred stocks by NAIC designation.

	Bonds	1	2	Preferred Stocks	3	4
3.01	NAIC-1	$ 9,168,725,211	38.0%	P/RP-1	$ 7,696,050	0.0%
3.02	NAIC-2	$ 8,700,613,927	36.1%	P/RP-2	$ 10,800,000	0.0%
3.03	NAIC-3	$ 563,869,412	2.3%	P/RP-3	$ 0	0.0%
3.04	NAIC-4	$ 142,921,414	0.6%	P/RP-4	$ 0	0.0%
3.05	NAIC-5	$ 16,087,481	0.1%	P/RP-5	$ 0	0.0%
3.06	NAIC-6	$ 2,017,407	0.0%	P/RP-6	$ 100,000,000	0.4%

4.	Assets held in foreign investments:
4.01	Are assets held in foreign investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]
If response to 4.01 above is yes, responses are not required for interrogatories 5 - 10.

4.02	Total admitted assets held in foreign investments	$ 3,728,595,357	15.5%
4.03	Foreign-currency-denominated investments	$ 0	0.0%
4.04	Insurance liabilities denominated in that same foreign currency	$ 0	0.0%

SUPPLEMENT FOR THE YEAR 2020 OF THE United of Omaha Life Insurance Company

5.	Aggregate foreign investment exposure categorized by NAIC sovereign designation:

		1	2
5.01	Countries designated NAIC-1	$ 3,684,965,374	15.3%
5.02	Countries designated NAIC-2	$ 28,373,865	0.1%
5.03	Countries designated NAIC-3 or below	$ 15,256,118	0.1%

6.	Largest foreign investment exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
6.01	Country1: United Kingdom	$ 1,116,086,921	4.6%
6.02	Country 2: Cayman Islands	$ 768,912,253	3.2%
	Countries designated NAIC - 2:
6.03	Country 1: Israel	$ 10,016,518	0.0%
6.04	Country 2: Mexico	$ 5,128,082	0.0%
	Countries designated NAIC - 3 or below:
6.05	Country1: Bahamas	$ 13,762,804	0.1%
6.06	Country2: Morocco	$ 854,719	0.0%

		1	2
7.	Aggregate unhedged foreign currency exposure	$ 0	0.0%

8.	Aggregate unhedged foreign currency exposure categorized by NAIC sovereign designation:

		1	2
8.01	Countries designated NAIC-1	$ 0	0.0%
8.02	Countries designated NAIC-2	$ 0	0.0%
8.03	Countries designated NAIC-3 or below	$ 0	0.0%

9.	Largest unhedged foreign currency exposures by country, categorized by the country’s NAIC sovereign designation:

		1	2
	Countries designated NAIC - 1:
9.01	Country 1:	$ 0	0.0%
9.02	Country 2:	$ 0	0.0%
	Countries designated NAIC - 2:
9.03	Country 1:	$ 0	0.0%
9.04	Country 2:	$ 0	0.0%
	Countries designated NAIC - 3 or below:
9.05	Country 1:	$ 0	0.0%
9.06	Country 2:	$ 0	0.0%

10.	Ten largest non-sovereign (i.e. non-governmental) foreign issues:

	1	2	3	4
	Issuer	NAIC Designation
10.01	Rin Ltd.	1FE	$ 49,992,400	0.2%
10.02	Heathrow Airport Limited	2	$ 47,855,500	0.2%
10.03	GPT Re Limited	1FE, 1	$ 45,000,000	0.2%
10.04	RIN II Ltd.	1FE	$ 43,950,000	0.2%
10.05	Covent Garden Group Holdings Limited	1PL	$ 43,753,600	0.2%
10.06	LondonMetric Property Plc	2	$ 39,651,700	0.2%
10.07	CaribbeanUtilities Company, Ltd.	2FE, 2	$ 39,571,435	0.2%
10.08	Dalrymple Bay Finance PTY Ltd	2FE, 2, 2YE	$ 39,219,580	0.2%
10.09	SEGRO plc	1PL	$ 39,081,600	0.2%
10.10	FIL Limited	2	$ 38,343,643	0.2%

SUPPLEMENT FOR THE YEAR 2020 OF THE United of Omaha Life Insurance Company

11.	Amounts and percentages of the reporting entity’s total admitted assets held in Canadian investments and unhedged Canadian currency exposure:

11.01	Are assets held in Canadian investments less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]
If response to 11.01 is yes, detail is not required for the remainder of interrogatory 11.

		1	2
11.02	Total admitted assets held in Canadian investments	$ 680,698,447	2.8%
11.03	Canadian-currency-denominated investments	$ 0	0.0%
11.04	Canadian-denominated insurance liabilities	$ 0	0.0%
11.05	Unhedged Canadian currency exposure	$ 0	0.0%

12. Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments with contractual sales restrictions:

12.01 Are assets held in investments with contractual sales restrictions less than 2.5% of the reporting entity’s total admitted	Yes [ ] No [ X ]
assets?
If response to 12.01 is yes, responses are not required for the remainder of Interrogatory 12.

	1	2	3
12.02	Aggregate statement value of investments with contractual sales restrictions	$ 0	0.0%
Largest three investments with contractual sales restrictions:
12.03		$ 0	0.0%
12.04		$ 0	0.0%
12.05		$ 0	0.0%

13. Amounts and percentages of admitted assets held in the ten largest equity interests:

13.01 Are assets held in equity interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 13.01 above is yes, responses are not required for the remainder of Interrogatory 13.

1	2	3
Issuer
13.02	$ 0	0.0%
13.03	$ 0	0.0%
13.04	$ 0	0.0%
13.05	$ 0	0.0%
13.06	$ 0	0.0%
13.07	$ 0	0.0%
13.08	$ 0	0.0%
13.09	$ 0	0.0%
13.10	$ 0	0.0%
13.11	$ 0	0.0%

SUPPLEMENT FOR THE YEAR 2020 OF THE United of Omaha Life Insurance Company

14.	Amounts and percentages of the reporting entity’s total admitted assets held in nonaffiliated, privately placed equities:

14.01	Are assets held in nonaffiliated, privately placed equities less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 14.01 above is yes, responses are not required for 14.02 through 14.05.

	1		2	3
14.02	Aggregate statement value of investments held in nonaffiliated, privately placed equities	$ 0		0.0%
Largest three investments held in nonaffiliated, privately placed equities:
14.03		$ 0		0.0%
14.04		$ 0		0.0%
14.05		$ 0		0.0%

Ten largest fund managers:
	1	2	3	4
	Fund Manager	Total Invested	Diversified	Nondiversified
14.06	JPMorgan Trust II - JPMorgan U.S. Treasury Plus Money Market Fund	$ 22,969,787	$ 22,969,787	$ 0
14.07	Demand Deposit Account FHLB Topeka	$ 27,066	$ 0	$ 27,066
14.08		$ 0	$ 0	$ 0
14.09		$ 0	$ 0	$ 0
14.10		$ 0	$ 0	$ 0
14.11		$ 0	$ 0	$ 0
14.12		$ 0	$ 0	$ 0
14.13		$ 0	$ 0	$ 0
14.14		$ 0	$ 0	$ 0
14.15		$ 0	$ 0	$ 0

15.	Amounts and percentages of the reporting entity’s total admitted assets held in general partnership interests:

15.01	Are assets held in general partnership interests less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 15.01 above is yes, responses are not required for the remainder of Interrogatory 15.

	1	2	3
15.02	Aggregate statement value of investments held in general partnership interests	$ 0	0.0%
	Largest three investments in general partnership interests:
15.03		$ 0	0.0%
15.04		$ 0	0.0%
15.05		$ 0	0.0%

SUPPLEMENT FOR THE YEAR 2020 OF THE United of Omaha Life Insurance Company

16.	Amounts and percentages of the reporting entity's total admitted assets held in mortgage loans:

16.01	Are mortgage loans reported in Schedule B less than 2.5% of the reporting entity’s total admitted assets?	Yes [ ] No [ X ]
If response to 16.01 above is yes, responses are not required for the remainder of Interrogatory 16 and Interrogatory 17.

	1	2	3
	Type (Residential, Commercial, Agricultural)
16.02	Commercial - KEW REALTY CORPORATION	$ 38,729,636	0.2%
16.03	Commercial - FEDERAL BUSINESS CENTERS INC	$ 31,844,602	0.1%
16.04	Commercial - THE LINKS AT BENTONVILLE LP	$ 28,818,842	0.1%
16.05	Commercial - SUNSET LAND COMPANY LLC	$ 24,659,697	0.1%
16.06	Commercial - VIRGINIA INDUSTRIAL PROPERTIES LLC	$ 24,638,069	0.1%
16.07	Commercial - INDUSTRIAL PROPERTY FUND VII LLC	$ 23,977,583	0.1%
16.08	Commercial - WRI RETAIL POOL I, L.P.	$ 23,170,532	0.1%
16.09	Commercial - BEL GARDENA LLC	$ 23,000,000	0.1%
16.10	Commercial - SORRENTO WEST PROPERTIES INC	$ 22,967,251	0.1%
16.11	Commercial - OAKWOOD TRAIL LLP	$ 22,620,000	0.1%

	Amount and percentage of the reporting entity's total admitted assets held in the following categories of mortgage loans:
		Loans
16.12	Construction loans	$ 0	0.0%
16.13	Mortgage loans over 90 days past due	$ 0	0.0%
16.14	Mortgage loans in the process of foreclosure	$ 0	0.0%
16.15	Mortgage loans foreclosed	$ 0	0.0%
16.16	Restructured mortgage loans	$ 5,942,418	0.0%

17. Aggregate mortgage loans having the following loan-to-value ratios as determined from the most current appraisal as of the annual statement date:

		Residential		Commercial		Agricultural
Loan to Value		1	2	3	4	5	6
17.01	above 95%	$ 0	0.0%	$ 0	0.0%	$ 0	0.0%
17.02	91 to 95%	$ 0	0.0%	$ 0	0.0%	$ 0	0.0%
17.03	81 to 90%	$ 0	0.0%	$ 1,024,001	0.0%	$ 0	0.0%
17.04	71 to 80%	$ 0	0.0%	$ 39,387,982	0.2%	$ 0	0.0%
17.05	below 70%	$ 0	0.0%	$ 2,969,290,887	12.3%	$ 0	0.0%

18.	Amounts and percentages of the reporting entity’s total admitted assets held in each of the five largest investments in real estate:

18.01	Are assets held in real estate reported less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]
If response to 18.01 above is yes, responses are not required for the remainder of Interrogatory 18.

	Largest five investments in any one parcel or group of contiguous parcels of real estate.
	Description
	1	2	3
18.02		$ 0	0.0%
18.03		$ 0	0.0%
18.04		$ 0	0.0%
18.05		$ 0	0.0%
18.06		$ 0	0.0%

19.	Report aggregate amounts and percentages of the reporting entity’s total admitted assets held in investments held in mezzanine real estate loans:
19.01	Are assets held in investments held in mezzanine real estate loans less than 2.5% of the reporting entity’s total admitted assets?	Yes [ X ] No [ ]

If response to 19.01 is yes, responses are not required for the remainder of Interrogatory 19.

	1	2	3
19.02	Aggregate statement value of investments held in mezzanine real estate loans:	$ 0	0.0%
	Largest three investments held in mezzanine real estate loans:
19.03		$ 0	0.0%
19.04		$ 0	0.0%
19.05		$ 0	0.0%

SUPPLEMENT FOR THE YEAR 2020 OF THE United of Omaha Life Insurance Company

20.	Amounts and percentages of the reporting entity’s total admitted assets subject to the following types of agreements:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
20.01	Securities lending agreements (do not include
	assets held as collateral for such transactions)	$ 615,037,412	2.5%	$ 767,451,987	$ 569,058,751	$586,156,824
20.02	Repurchase agreements	$ 66,708,450	0.3%	$ 100,955,512	$ 84,204,797	$66,292,604
20.03	Reverse repurchase agreements	$ 0	0.0%	$ 0	$ 0	$ 0
20.04	Dollar repurchase agreements	$ 0	0.0%	$ 0	$ 0	$ 0
20.05	Dollar reverse repurchase agreements	$ 0	0.0%	$ 0	$ 0	$ 0

21.	Amounts and percentages of the reporting entity's total admitted assets for warrants not attached to other financial instruments, options, caps, and floors:

		Owned		Written
		1	2	3	4
21.01	Hedging	$ 12,819,361	0.1%	$ 0	0.0%
21.02	Income generation	$ 0	0.0%	$ 0	0.0%
21.03	Other	$ 0	0.0%	$ 0	0.0%

22.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for collars, swaps, and forwards:

		At Year End		At End of Each Quarter
				1st Quarter	2nd Quarter	3rd Quarter
		1	2	3	4	5
22.01	Hedging	$ 18,279,889	0.1%	$ 16,845,706	$ 16,947,715	$ 17,124,371
22.02	Income generation	$ 0	0.0%	$ 0	$ 0	$ 0
22.03	Replications	$ 0	0.0%	$ 0	$ 0	$ 0
22.04	Other	$ 0	0.0%	$ 0	$ 0	$ 0

23.	Amounts and percentages of the reporting entity's total admitted assets of potential exposure for futures contracts:

	At Year End		At End of Each Quarter
			1st Quarter	2nd Quarter	3rd Quarter
	1	2	3	4	5
23.01 Hedging	$ 0	0.0%	$ 0	$ 0	$ 0
23.02 Income generation	$ 0	0.0%	$ 0	$ 0	$ 0
23.03 Replications	$ 0	0.0%	$ 0	$ 0	$ 0
23.04 Other	$ 0	0.0%	$ 0	$ 0	$ 0

United of Omaha Separate Account B
Financial Statements as of December 31, 2020, and for each
of the Periods Presented in the Years Ended December 31,
2020 and 2019, and Report of Independent Registered
Public Accounting Firm

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors of
United of Omaha Life Insurance Company
Omaha, NE
Opinion on the Financial Statements and Financial Highlights
We have audited the accompanying statements of net assets of each of the subaccounts listed in Note 2 which comprise the United of Omaha Separate Account B (the Account ) as of December 31, 2020; the related statements of operations and changes in net assets for each of the two years in the period then ended, the financial highlights in Note 8 for each of the five years in the period then ended for each of the subaccounts, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of each of the subaccounts constituting the Account as of December 31, 2020, and the results of their operations and the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements and financial highlights are the responsibility of the Account s management. Our responsibility is to express an opinion on the Account s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ( PCAOB ) and are required to be independent with respect to the Account in accordance with U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The subaccounts are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the subaccounts internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of December 31, 2020, by correspondence with the custodians. We believe that our audits provide a reasonable basis for our opinion.
Omaha, Nebraska April 23, 2021 We have served as the Account s auditor since 1997.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENT OF NET ASSETS
DECEMBER 31, 2020

NET ASSETS	Cost	Fair Value	Shares
Investments:

Alger:
American Growth	$ 1,847,225	$ 3,322,715	35,571
American Small Capitalization	998,031	1,777,637	39,697

Federated:
Government Money Fund II	566,983	566,983	566,983
Fund for U.S. Government Securities II	351,004	352,662	31,601

Fidelity:
VIP Asset Manager: Growth	264,192	356,730	16,215
VIP Contrafund	2,130,315	3,528,195	73,245
VIP Equity Income	969,222	1,078,983	45,146
VIP Index 500	4,732,977	10,603,113	28,534
VIP Mid Cap	318,174	368,982	9,895

MFS:
Core Equity Portfolio	5,574,569	6,622,107	237,522
Emerging Growth Series	1,104,677	2,454,321	33,252
High Yield Series	427,428	415,279	73,113
Research Series	476,048	682,736	20,771
Income Series II	284,761	300,495	28,591

Pioneer:
Equity Income VCT	544,826	437,478	27,706
Fund VCT	1,055,681	1,049,742	61,859
Mid Cap Value VCT	6,053,412	6,042,784	336,271
Real Estate Shares VCT	1,130,083	708,639	92,875

DWS:
Global Opportunities	997,790	985,970	86,565
Core Equity VIP	440,334	534,150	43,783
International	347,979	329,176	45,466
Small Cap Index VIP	370,878	470,580	27,060

T. Rowe Price:
Equity Income	5,634,383	6,320,303	241,141
International Stock	5,198,390	6,500,859	380,612
Limited-Term Bond	480,583	487,057	97,411
New America Growth	845,752	1,250,541	31,532
Moderate Allocation	460,853	550,211	24,006

Morgan Stanley:
VIF Emerging Markets Equity	1,333,620	1,789,040	100,905
VIF Core Plus Fixed Income	4,813,014	5,217,479	445,177

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Alger

	American Growth		American Small Capitalization
	2020	2019	2020	2019
Income:
Dividends	$ 4,723	$ -	$ 14,853	$ -

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	121,171	30,214	75,064	15,322
Net realized gain distributions	422,352	40,044	99,651	63,545

Net realized gains (losses)	543,523	70,258	174,715	78,867

Change in unrealized appreciation / (depreciation)
during the year	840,664	410,134	565,922	202,991

Increase (decrease) in net assets from
operations	1,388,910	480,392	755,490	281,858

Contract transactions:
Payments received from contract owners	62,855	75,547	30,263	32,984
Transfers between subaccounts
(including fixed accounts), net	(117,061)	8,990	(91,123)	(1,885)
Transfers for contract benefits and
terminations	(83,795)	(75,562)	(66,044)	(28,926)
Contract maintenance charges	(102,728)	(91,809)	(50,231)	(46,232)

Net increase (decrease) in net assets
from contract transactions	(240,729)	(82,834)	(177,135)	(44,059)

Total increase (decrease) in net assets	1,148,181	397,558	578,355	237,799

Net assets at beginning of year	2,174,534	1,776,976	1,199,282	961,483

Net assets at end of year	$ 3,322,715	$ 2,174,534	$ 1,777,637	$ 1,199,282

Accumulation units:
Purchases	481	910	575	912
Withdrawals	(4,167)	(2,699)	(3,720)	(1,938)

Net increase (decrease) in units outstanding	(3,686)	(1,789)	(3,145)	(1,026)

Units outstanding at beginning of year	43,276	45,065	27,779	28,805

Units outstanding at end of year	39,590	43,276	24,634	27,779

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Federated

	Government Money Fund II		Fund for U.S. Government Securities II
	2020	2019	2020	2019
Income:
Dividends	$ 808	$ 6,472	$ 8,469	$ 8,672

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	-	-	(13)	(2,150)
Net realized gain distributions	-	-	-	-

Net realized gains (losses)	-	-	(13)	(2,150)

Change in unrealized appreciation / (depreciation)
during the year	-	-	9,577	13,848

Increase (decrease) in net assets from
operations	808	6,472	18,033	20,370

Contract transactions:
Payments received from contract owners	46,771	55,768	9,982	11,361
Transfers between subaccounts
(including fixed accounts), net	327,486	(2,006)	1,307	(334)
Transfers for contract benefits and
terminations	(178,678)	(43,482)	(650)	(25,056)
Contract maintenance charges	(29,917)	(31,895)	(22,616)	(26,704)

Net increase (decrease) in net assets
from contract transactions	165,662	(21,615)	(11,977)	(40,733)

Total increase (decrease) in net assets	166,470	(15,143)	6,056	(20,363)

Net assets at beginning of year	400,513	415,656	346,606	366,969

Net assets at end of year	$ 566,983	$ 400,513	$ 352,662	$ 346,606

Accumulation units:
Purchases	279,073	28,313	514	260
Withdrawals	(169,820)	(42,831)	(977)	(1,965)

Net increase (decrease) in units outstanding	109,253	(14,518)	(463)	(1,705)

Units outstanding at beginning of year	264,678	279,196	14,069	15,774

Units outstanding at end of year	373,931	264,678	13,606	14,069

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Fidelity

	VIP Asset Manager: Growth		VIP Contrafund
	2020	2019	2020	2019
Income:
Dividends	$ 3,557	$ 4,453	$ 7,654	$ 12,371

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	2,767	4,781	77,685	28,362
Net realized gain distributions	4,259	15,634	15,792	296,818

Net realized gains (losses)	7,026	20,415	93,477	325,180

Change in unrealized appreciation / (depreciation)
during the year	41,292	33,487	743,664	380,583

Increase (decrease) in net assets from
operations	51,875	58,355	844,795	718,134

Contract transactions:
Payments received from contract owners	17,806	18,615	98,620	102,394
Transfers between subaccounts
(including fixed accounts), net	10,311	(20,083)	(31,348)	10,372
Transfers for contract benefits and
terminations	(7,081)	(2,556)	(145,014)	(124,382)
Contract maintenance charges	(17,747)	(21,878)	(146,963)	(141,593)

Net increase (decrease) in net assets
from contract transactions	3,289	(25,902)	(224,705)	(153,209)

Total increase (decrease) in net assets	55,164	32,453	620,090	564,925

Net assets at beginning of year	301,566	269,113	2,908,105	2,343,180

Net assets at end of year	$ 356,730	$ 301,566	$ 3,528,195	$ 2,908,105

Accumulation units:
Purchases	613	544	535	702
Withdrawals	(531)	(1,441)	(3,431)	(3,163)

Net increase (decrease) in units outstanding	82	(897)	(2,896)	(2,461)

Units outstanding at beginning of year	9,334	10,231	40,905	43,366

Units outstanding at end of year	9,416	9,334	38,009	40,905

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Fidelity (continued)

	VIP Equity Income		VIP Index 500
	2020	2019	2020	2019
Income:
Dividends	$ 17,663	$ 20,175	$ 165,102	$ 177,697

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	4,297	2,879	605,317	416,560
Net realized gain distributions	44,200	64,503	31,539	133,033

Net realized gains (losses)	48,497	67,382	636,856	549,593

Change in unrealized appreciation / (depreciation)
during the year	2,739	154,779	855,365	1,703,978

Increase (decrease) in net assets from
operations	68,899	242,336	1,657,323	2,431,268

Contract transactions:
Payments received from contract owners	47,235	49,063	471,361	501,857
Transfers between subaccounts
(including fixed accounts), net	18,187	(5,842)	(361,043)	(216,939)
Transfers for contract benefits and
terminations	(79,320)	(74,029)	(504,933)	(540,858)
Contract maintenance charges	(53,405)	(56,443)	(471,995)	(466,710)

Net increase (decrease) in net assets
from contract transactions	(67,303)	(87,251)	(866,610)	(722,650)

Total increase (decrease) in net assets	1,596	155,085	790,713	1,708,618

Net assets at beginning of year	1,077,387	922,302	9,812,400	8,103,782

Net assets at end of year	$ 1,078,983	$ 1,077,387	$ 10,603,113	$ 9,812,400

Accumulation units:
Purchases	1,490	1,044	6,303	3,710
Withdrawals	(3,039)	(3,341)	(22,565)	(19,723)

Net increase (decrease) in units outstanding	(1,549)	(2,297)	(16,262)	(16,013)

Units outstanding at beginning of year	25,248	27,545	188,864	204,877

Units outstanding at end of year	23,699	25,248	172,602	188,864

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Fidelity (continued)		MFS

	VIP Mid Cap		Core Equity Portfolio
	2020	2019	2020	2019
Income:
Dividends	$ 1,129	$ 1,737	$ 43,788	$ 47,494

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	9	(1,048)	54,380	21,526
Net realized gain distributions	-	26,182	302,546	775,067

Net realized gains (losses)	9	25,134	356,926	796,593

Change in unrealized appreciation / (depreciation)
during the year	52,215	22,829	666,651	817,224

Increase (decrease) in net assets from
operations	53,353	49,700	1,067,365	1,661,311

Contract transactions:
Payments received from contract owners	11,713	12,270	317,955	338,780
Transfers between subaccounts
(including fixed accounts), net	64,919	20,225	(570,795)	(359,269)
Transfers for contract benefits and
terminations	(16,941)	(3,980)	(237,980)	(237,692)
Contract maintenance charges	(17,419)	(16,222)	(301,789)	(296,595)

Net increase (decrease) in net assets
from contract transactions	42,272	12,293	(792,609)	(554,776)

Total increase (decrease) in net assets	95,625	61,993	274,756	1,106,535

Net assets at beginning of year	273,357	211,364	6,347,351	5,240,816

Net assets at end of year	$ 368,982	$ 273,357	$ 6,622,107	$ 6,347,351

Accumulation units:
Purchases	1,157	488	2,247	1,493
Withdrawals	(496)	(272)	(16,013)	(12,826)

Net increase (decrease) in units outstanding	661	216	(13,766)	(11,333)

Units outstanding at beginning of year	4,548	4,332	113,645	124,978

Units outstanding at end of year	5,209	4,548	99,879	113,645

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MFS (continued)

	Emerging Growth Series		High Yield Series
	2020	2019	2020	2019
Income:
Dividends	$ -	$ -	$ 17,018	$ 16,722

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	103,045	54,351	(2,716)	(1,741)
Net realized gain distributions	136,879	161,640	-	-

Net realized gains (losses)	239,924	215,991	(2,716)	(1,741)

Change in unrealized appreciation / (depreciation)
during the year	367,613	363,584	2,037	25,488

Increase (decrease) in net assets from
operations	607,537	579,575	16,339	40,469

Contract transactions:
Payments received from contract owners	47,934	58,840	8,019	8,353
Transfers between subaccounts
(including fixed accounts), net	(131,275)	(39,050)	119,435	609
Transfers for contract benefits and
terminations	(21,491)	(40,864)	(20,171)	(15,507)
Contract maintenance charges	(80,966)	(77,934)	(12,153)	(12,866)

Net increase (decrease) in net assets
from contract transactions	(185,798)	(99,008)	95,130	(19,411)

Total increase (decrease) in net assets	421,739	480,567	111,469	21,058

Net assets at beginning of year	2,032,582	1,552,015	303,810	282,752

Net assets at end of year	$ 2,454,321	$ 2,032,582	$ 415,279	$ 303,810

Accumulation units:
Purchases	210	224	3,876	191
Withdrawals	(2,848)	(1,942)	(1,052)	(834)

Net increase (decrease) in units outstanding	(2,638)	(1,718)	2,824	(643)

Units outstanding at beginning of year	31,313	33,031	9,391	10,034

Units outstanding at end of year	28,675	31,313	12,215	9,391

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	MFS (continued)

	Research Series		Income Series II
	2020	2019	2020	2019
Income:
Dividends	$ 4,306	$ 4,334	$ 12,337	$ 11,064

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	9,560	5,386	1,533	(110)
Net realized gain distributions	23,738	56,550	-	-

Net realized gains (losses)	33,298	61,936	1,533	(110)

Change in unrealized appreciation / (depreciation)
during the year	58,974	85,339	14,151	24,077

Increase (decrease) in net assets from
operations	96,578	151,609	28,021	35,031

Contract transactions:
Payments received from contract owners	21,798	24,346	4,420	7,839
Transfers between subaccounts
(including fixed accounts), net	2,846	(3,293)	10,093	(3,398)
Transfers for contract benefits and
terminations	(17,665)	(3,958)	(41,173)	(12,834)
Contract maintenance charges	(26,558)	(28,162)	(18,611)	(17,663)

Net increase (decrease) in net assets
from contract transactions	(19,579)	(11,067)	(45,271)	(26,056)

Total increase (decrease) in net assets	76,999	140,542	(17,250)	8,975

Net assets at beginning of year	605,737	465,195	317,745	308,770

Net assets at end of year	$ 682,736	$ 605,737	$ 300,495	$ 317,745

Accumulation units:
Purchases	427	273	609	235
Withdrawals	(844)	(537)	(2,000)	(1,104)

Net increase (decrease) in units outstanding	(417)	(264)	(1,391)	(869)

Units outstanding at beginning of year	12,547	12,811	10,290	11,159

Units outstanding at end of year	12,130	12,547	8,899	10,290

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Pioneer

	Equity Income VCT		Fund VCT
	2020	2019	2020	2019
Income:
Dividends	$ 9,182	$ 9,339	$ 4,509	$ 6,298

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(10,314)	(1,721)	(10,226)	(40,090)
Net realized gain distributions	14,637	154,743	76,256	130,288

Net realized gains (losses)	4,323	153,022	66,030	90,198

Change in unrealized appreciation / (depreciation)
during the year	(12,276)	(76,704)	134,790	131,802

Increase (decrease) in net assets from
operations	1,229	85,657	205,329	228,298

Contract transactions:
Payments received from contract owners	15,649	16,973	40,367	41,582
Transfers between subaccounts
(including fixed accounts), net	14,337	11,657	(23,843)	(26,303)
Transfers for contract benefits and
terminations	(851)	(3,737)	(30,087)	(120,109)
Contract maintenance charges	(18,569)	(20,122)	(39,404)	(38,705)

Net increase (decrease) in net assets
from contract transactions	10,566	4,771	(52,967)	(143,535)

Total increase (decrease) in net assets	11,795	90,428	152,362	84,763

Net assets at beginning of year	425,683	335,255	897,380	812,617

Net assets at end of year	$ 437,478	$ 425,683	$ 1,049,742	$ 897,380

Accumulation units:
Purchases	1,065	676	416	657
Withdrawals	(755)	(536)	(2,075)	(6,153)

Net increase (decrease) in units outstanding	310	140	(1,659)	(5,496)

Units outstanding at beginning of year	10,199	10,059	29,465	34,961

Units outstanding at end of year	10,509	10,199	27,806	29,465

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Pioneer (continued)

	Mid Cap Value VCT		Real Estate Shares VCT
	2020	2019	2020	2019
Income:
Dividends	$ 64,307	$ 71,741	$ 11,297	$ 15,997

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(43,703)	(24,158)	(62,050)	(17,280)
Net realized gain distributions	171,345	339,559	165,626	198,575

Net realized gains (losses)	127,642	315,401	103,576	181,295

Change in unrealized appreciation / (depreciation)
during the year	4,200	929,680	(169,204)	(28,348)

Increase (decrease) in net assets from
operations	196,149	1,316,822	(54,331)	168,944

Contract transactions:
Payments received from contract owners	322,808	340,913	18,949	20,460
Transfers between subaccounts
(including fixed accounts), net	188,119	27,892	81,755	(18,364)
Transfers for contract benefits and
terminations	(209,526)	(280,569)	(61,534)	(9,484)
Contract maintenance charges	(268,610)	(277,077)	(23,220)	(31,222)

Net increase (decrease) in net assets
from contract transactions	32,791	(188,841)	15,950	(38,610)

Total increase (decrease) in net assets	228,940	1,127,981	(38,381)	130,334

Net assets at beginning of year	5,813,844	4,685,863	747,020	616,686

Net assets at end of year	$ 6,042,784	$ 5,813,844	$ 708,639	$ 747,020

Accumulation units:
Purchases	11,395	4,638	1,643	387
Withdrawals	(9,487)	(8,446)	(1,390)	(1,004)

Net increase (decrease) in units outstanding	1,908	(3,808)	253	(617)

Units outstanding at beginning of year	108,232	112,040	10,649	11,266

Units outstanding at end of year	110,140	108,232	10,902	10,649

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	DWS

	Global Opportunities		Core Equity VIP
	2020	2019	2020	2019
Income:
Dividends	$ 4,619	$ -	$ 4,908	$ 3,220

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(7,370)	(7,007)	1,227	710
Net realized gain distributions	-	41,683	20,915	46,164

Net realized gains (losses)	(7,370)	34,676	22,142	46,874

Change in unrealized appreciation / (depreciation)
during the year	158,163	107,075	45,314	59,320

Increase (decrease) in net assets from
operations	155,412	141,751	72,364	109,414

Contract transactions:
Payments received from contract owners	19,487	25,203	10,321	11,882
Transfers between subaccounts
(including fixed accounts), net	31,354	47,979	1,808	62
Transfers for contract benefits and
terminations	(23,081)	(10,112)	(3,114)	(4,297)
Contract maintenance charges	(26,578)	(27,501)	(15,786)	(16,994)

Net increase (decrease) in net assets
from contract transactions	1,182	35,569	(6,771)	(9,347)

Total increase (decrease) in net assets	156,594	177,320	65,593	100,067

Net assets at beginning of year	829,376	652,056	468,557	368,490

Net assets at end of year	$ 985,970	$ 829,376	$ 534,150	$ 468,557

Accumulation units:
Purchases	1,218	1,402	320	171
Withdrawals	(924)	(551)	(499)	(439)

Net increase (decrease) in units outstanding	294	851	(179)	(268)

Units outstanding at beginning of year	17,707	16,856	12,385	12,653

Units outstanding at end of year	18,001	17,707	12,206	12,385

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	DWS (continued)

	International		Small Cap Index VIP
	2020	2019	2020	2019
Income:
Dividends	$ 9,915	$ 8,581	$ 4,274	$ 4,243

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(4,013)	(6,387)	3,741	11,252
Net realized gain distributions	-	-	39,548	34,930

Net realized gains (losses)	(4,013)	(6,387)	43,289	46,182

Change in unrealized appreciation / (depreciation)
during the year	6,454	53,220	31,091	42,810

Increase (decrease) in net assets from
operations	12,356	55,414	78,654	93,235

Contract transactions:
Payments received from contract owners	18,987	19,437	12,242	12,125
Transfers between subaccounts
(including fixed accounts), net	22,765	(984)	12,047	(12,095)
Transfers for contract benefits and
terminations	(12,373)	(7,206)	(39,498)	(49,977)
Contract maintenance charges	(19,026)	(19,838)	(14,450)	(15,389)

Net increase (decrease) in net assets
from contract transactions	10,353	(8,591)	(29,659)	(65,336)

Total increase (decrease) in net assets	22,709	46,823	48,995	27,899

Net assets at beginning of year	306,467	259,644	421,585	393,686

Net assets at end of year	$ 329,176	$ 306,467	$ 470,580	$ 421,585

Accumulation units:
Purchases	2,195	1,371	831	245
Withdrawals	(1,374)	(1,927)	(1,534)	(2,064)

Net increase (decrease) in units outstanding	821	(556)	(703)	(1,819)

Units outstanding at beginning of year	17,557	18,113	10,743	12,562

Units outstanding at end of year	18,378	17,557	10,040	10,743
See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	T. Rowe Price

	Equity Income		International Stock
	2020	2019	2020	2019
Income:
Dividends	$ 129,618	$ 134,928	$ 32,957	$ 137,573

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	33,051	52,305	87,544	42,475
Net realized gain distributions	134,322	369,488	256,331	245,401

Net realized gains (losses)	167,373	421,793	343,875	287,876

Change in unrealized appreciation / (depreciation)
during the year	(160,442)	788,914	451,916	946,027

Increase (decrease) in net assets from
operations	136,549	1,345,635	828,748	1,371,476

Contract transactions:
Payments received from contract owners	334,487	349,805	361,338	372,971
Transfers between subaccounts
(including fixed accounts), net	132,288	(74,846)	(306,428)	(18,102)
Transfers for contract benefits and
terminations	(259,055)	(307,025)	(242,546)	(294,971)
Contract maintenance charges	(294,469)	(306,934)	(319,077)	(308,985)

Net increase (decrease) in net assets
from contract transactions	(86,749)	(339,000)	(506,713)	(249,087)

Total increase (decrease) in net assets	49,800	1,006,635	322,035	1,122,389

Net assets at beginning of year	6,270,503	5,263,868	6,178,824	5,056,435

Net assets at end of year	$ 6,320,303	$ 6,270,503	$ 6,500,859	$ 6,178,824

Accumulation units:
Purchases	12,489	3,112	7,154	9,106
Withdrawals	(12,978)	(10,884)	(26,623)	(20,109)

Net increase (decrease) in units outstanding	(489)	(7,772)	(19,469)	(11,003)

Units outstanding at beginning of year	127,260	135,032	241,220	252,223

Units outstanding at end of year	126,771	127,260	221,751	241,220

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	T. Rowe Price (continued)

	Limited-Term Bond		New America Growth
	2020	2019	2020	2019
Income:
Dividends	$ 9,579	$ 14,177	$ -	$ 3,627

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	(623)	(4,074)	48,390	25,589
Net realized gain distributions	-	-	184,591	61,934

Net realized gains (losses)	(623)	(4,074)	232,981	87,523

Change in unrealized appreciation / (depreciation)
during the year	13,062	15,526	170,124	177,413

Increase (decrease) in net assets from
operations	22,018	25,629	403,105	268,563

Contract transactions:
Payments received from contract owners	33,160	45,923	19,921	20,258
Transfers between subaccounts
(including fixed accounts), net	7,199	16,869	(83,427)	(15,857)
Transfers for contract benefits and
terminations	(48,140)	(191,982)	(18,997)	(60,575)
Contract maintenance charges	(34,774)	(39,964)	(41,387)	(40,204)

Net increase (decrease) in net assets
from contract transactions	(42,555)	(169,154)	(123,890)	(96,378)

Total increase (decrease) in net assets	(20,537)	(143,525)	279,215	172,185

Net assets at beginning of year	507,594	651,119	971,326	799,141

Net assets at end of year	$ 487,057	$ 507,594	$ 1,250,541	$ 971,326

Accumulation units:
Purchases	1,536	2,135	190	204
Withdrawals	(3,545)	(10,269)	(1,978)	(2,022)

Net increase (decrease) in units outstanding	(2,009)	(8,134)	(1,788)	(1,818)

Units outstanding at beginning of year	24,025	32,159	16,514	18,332

Units outstanding at end of year	22,016	24,025	14,726	16,514

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	T. Rowe Price (continued)		Morgan Stanley

	Moderate Allocation		VIF Emerging Markets Equity
	2020	2019	2020	2019
Income:
Dividends	$ 6,858	$ 9,573	$ 21,180	$ 15,599

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	5,640	3,212	24,461	14,337
Net realized gain distributions	17,405	12,919	25,702	100,492

Net realized gains (losses)	23,045	16,131	50,163	114,829

Change in unrealized appreciation / (depreciation)
during the year	40,235	62,665	163,949	133,659

Increase (decrease) in net assets from
operations	70,138	88,369	235,292	264,087

Contract transactions:
Payments received from contract owners	21,507	23,753	93,087	92,127
Transfers between subaccounts
(including fixed accounts), net	11,320	(2,388)	(6,797)	38,727
Transfers for contract benefits and
terminations	(22,293)	(49,029)	(68,050)	(60,039)
Contract maintenance charges	(37,123)	(37,603)	(77,787)	(75,477)

Net increase (decrease) in net assets
from contract transactions	(26,589)	(65,267)	(59,547)	(4,662)

Total increase (decrease) in net assets	43,549	23,102	175,745	259,425

Net assets at beginning of year	506,662	483,560	1,613,295	1,353,870

Net assets at end of year	$ 550,211	$ 506,662	$ 1,789,040	$ 1,613,295

Accumulation units:
Purchases	533	206	3,244	2,862
Withdrawals	(1,088)	(1,739)	(4,667)	(3,027)

Net increase (decrease) in units outstanding	(555)	(1,533)	(1,423)	(165)

Units outstanding at beginning of year	10,695	12,228	45,943	46,108

Units outstanding at end of year	10,140	10,695	44,520	45,943

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
STATEMENTS OF OPERATIONS AND CHANGES IN NET ASSETS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

	Morgan Stanley (continued)

	VIF Core Plus Fixed Income
	2020	2019
Income:
Dividends	$ 137,532	$ 202,460

Realized gains (losses) on investments:
Net realized gains (losses) on sale of fund shares	30,478	20,948
Net realized gain distributions	50,275	-

Net realized gains (losses)	80,753	20,948

Change in unrealized appreciation / (depreciation)
during the year	146,807	284,288

Increase (decrease) in net assets from
operations	365,092	507,696

Contract transactions:
Payments received from contract owners	320,694	430,773
Transfers between subaccounts
(including fixed accounts), net	76,989	(38,373)
Transfers for contract benefits and
terminations	(170,632)	(425,388)
Contract maintenance charges	(322,273)	(332,277)

Net increase (decrease) in net assets
from contract transactions	(95,222)	(365,265)

Total increase (decrease) in net assets	269,870	142,431

Net assets at beginning of year	4,947,609	4,805,178

Net assets at end of year	$ 5,217,479	$ 4,947,609

Accumulation units:
Purchases	15,947	9,014
Withdrawals	(19,898)	(22,981)

Net increase (decrease) in units outstanding	(3,951)	(13,967)

Units outstanding at beginning of year	181,681	195,648

Units outstanding at end of year	177,730	181,681

See notes to these financial statements.

UNITED OF OMAHA SEPARATE ACCOUNT B
NOTES TO FINANCIAL STATEMENTS
FOR THE YEARS ENDED DECEMBER 31, 2020 AND 2019

1.	NATURE OF OPERATIONS

United of Omaha Separate Account B (the “Separate Account”) was established by United of Omaha Life Insurance Company (“United”) on August 27, 1996, under procedures established by Nebraska law, and is registered as a unit investment trust under the Investment Company Act of 1940, as amended.  The Separate Account is a funding vehicle for individual variable life contracts.  The assets of the Separate Account are owned by United, however, the net assets of the Separate Account are clearly identified and distinguished from United’s other assets and liabilities.  The portion of the Separate Account’s assets applicable to the variable life contracts is not chargeable with liabilities arising out of any other business United may conduct.

A contract owner of the Separate Account may allocate funds to the fixed income account, which is part of United’s general account, in addition to those subaccounts detailed below.  Interests in the fixed income account have not been registered under the Securities Act of 1933 and United has not been registered as an investment company under the Investment Company Act of 1940, due to exemptive and exclusionary provisions under such acts.

2.	SUBACCOUNTS

The Separate Account is divided into subaccounts for which accumulation units are separately maintained.  Each subaccount invests exclusively in shares of a corresponding mutual fund portfolio.  The available subaccounts with activity during 2020 or 2019 are:

Alger
Alger American Fund
Alger American LargeCap Growth Portfolio Class O (“American Growth”)
Alger American SmallCap Growth Portfolio Class O (“American Small Capitalization”)

Federated
Federated Insurance Series
Federated Hermes Government Money Fund II (“Government Money Fund II”)
Federated Hermes Fund for U.S. Government Securities II (“Fund for U.S. Government Securities II”)

Fidelity
Fidelity Variable Insurance Products
Fidelity VIP Contrafund Portfolio Service Class (“VIP Contrafund”)
Fidelity VIP Index 500 Portfolio Initial Class (“VIP Index 500”)

Fidelity Variable Insurance Products Fund
Fidelity VIP Asset Manager: Growth Portfolio Initial Class (“VIP Asset Manager: Growth”)
Fidelity VIP Equity-Income Portfolio Initial Class (“VIP Equity Income”)
Fidelity VIP Mid Cap Portfolio Service Class 2 (“VIP Mid Cap”)

MFS
MFS Variable Insurance Trust
MFS Core Equity Portfolio (“Core Equity Portfolio”)
MFS Growth Series Portfolio Initial Class (“Emerging Growth Series”)
MFS High Yield Initial Class (“High Yield Series”)
MFS Research Series Portfolio Initial Class (“Research Series”)
MFS VIT II Income Initial Class (“Income Series II”)

Pioneer
Pioneer Variable Contracts Trust
Pioneer Equity Income VCT Portfolio Class II (“Equity Income VCT”)
Pioneer Fund VCT Portfolio Class II (“Fund VCT”)
Pioneer Mid Cap Value VCT Portfolio Class I (“Mid Cap Value VCT”)
Pioneer Real Estate Shares VCT Portfolio Class II (“Real Estate Shares VCT”)

DWS
DWS Variable Series I
DWS Global Opportunities VIP Class B (“Global Opportunities”)
DWS Core Equity VIP - Class B (“Core Equity VIP”)
DWS CROCI International VIP Class A (“International”)

DWS Investments VIT Funds
DWS Small Cap Index VIP Class A (“Small Cap Index VIP”)

T. Rowe Price
T. Rowe Price Equity Series, Inc.
T. Rowe Price Equity Income Portfolio (“Equity Income”)
T. Rowe Price New America Growth Portfolio (“New America Growth”)
T. Rowe Price Moderate Allocation Portfolio (“Moderate Allocation”)
T. Rowe Price International Series, Inc.
T. Rowe Price International Stock Portfolio (“International Stock”)
T. Rowe Price Fixed Income Series, Inc.
T. Rowe Price Limited-Term Bond Portfolio (“Limited-Term Bond”)

Morgan Stanley
Morgan Stanley Variable Insurance Funds
Morgan Stanley VIF Emerging Markets Equity Portfolio Class I (“VIF Emerging Markets Equity”)
Morgan Stanley VIF Core Plus Fixed Income Portfolio Class I (“VIF Core Plus Fixed Income”)

Effective September 1, 2020, “MFS Strategic Income II Initial Class” was renamed “MFS VIT II Income Initial Class”.

Effective April 27, 2020, “Federated Government Money Market Fund II Portfolio” was renamed “Federated Hermes Government Money Fund II”.

Effective April 27, 2020, “Federated Fund for U.S. Govt Securities II Portfolio” was renamed “Federated Hermes Fund for U.S. Government Securities II”.

Effective May 1, 2019, “T. Rowe Price Personal Strategy Balanced” was renamed “T. Rowe Price Moderate Allocation Portfolio”.

3.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates - The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of asset and disclosures of assets at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting year.  Actual results could differ from those estimates.  The most significant estimates and assumptions include those used in investment valuation in the absence of quoted market prices.

The World Health Organization declared the spread of the COVID-19 virus as a pandemic on March 11, 2020. The pandemic and actions taken against it globally in response have disrupted business activities throughout the world through 2020 and will continue into 2021. As events and responses continue to rapidly evolve, it is not possible to reliably estimate the severity of these events on the Separate Account’s future financial statements. Management believes it has the ability to sustain its operations, maintain adequate liquidity and capital levels, and meet all obligations of policyholders as of the date these financial statements were issued.

Security Valuation and Related Investment Income - Investments are made in the portfolios of the Separate Account and are valued at the reported net asset values of such portfolios, which value their investment securities at fair value.  Transactions are recorded on a trade date basis.  Income from dividends, and gains from realized gain distributions, are recorded on the ex-distribution date.  Realized gains and losses on sales of investments are determined based on the average cost of investments sold.

The investments of the Separate Account and United of Omaha Separate Account C are jointly held in accounts with the investment managers.

Federal Income Taxes - Net taxable income or loss of the subaccounts of the Separate Account are included in the federal taxable income of United, which is taxed as a life insurance company under the Internal Revenue Code (“IRC”).  Under current provisions of the IRC, United does not expect to incur federal income taxes on the earnings of the subaccounts of the Separate Account to the extent that earnings are credited under the contracts. Based on this, no charge is being made currently to the subaccounts of the Separate Account for federal income taxes.  A charge may be made in future years for any federal income taxes that would be attributable to the contracts in the event of changes in the tax law.

United joins in filing a consolidated federal income tax return with Mutual of Omaha and subsidiaries and files consolidated and separate returns in certain states. Generally, the current and three preceding calendar years remain subject to examination. The Internal Revenue Service has initiated audits of Mutual of Omaha and its subsidiaries federal income tax returns for calendar years 2014 through 2018 related to losses incurred and carried back to earlier tax years. At this time, no material adjustments are expected as a result of the examination. As of December 31, 2020, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase or decrease within 12 months of the reporting date.

Fair Value Measurements - Current fair value guidance requires financial instruments measured at fair value to be categorized into a three-level classification.  The lowest level input that is significant to the fair value measurement of a financial instrument is used to categorize the instrument and reflects the judgment of management.  The valuation criteria is summarized as follows:

	Level 1 -	Inputs are unadjusted and represent quoted prices in active markets for identical assets at the measurement date.

	Level 2 -	Inputs (other than quoted prices included in Level 1) are either directly or indirectly observable for the asset through correlation with market data at the measurement date.

Level 3 -
Inputs reflect management’s best estimate of what market participants would use in pricing the asset at the measurement date.  Financial assets presented at fair value and categorized as Level 3 are generally those that are valued using unobservable inputs.

Each subaccount invests in shares of mutual funds, which calculate daily net asset value based on the value of the underlying securities in the portfolio.  As such, the investments held in the Separate Account were valued using Level 2 inputs as defined by the applicable fair value guidance.

Payments Received from Contract Owners - In the Statement of Operations and Changes in Net Assets, the line item “Payments received from contract owners”  includes both deposits received from policyholders and net gains and losses resulting from the timing of executed trades.

Subsequent Events - Subsequent events have been evaluated through April 23, 2021, the date these financial statements were issued.

4.	ACCOUNT CHARGES
Contract Maintenance Charges:
Cost of Insurance Charge - The cost of insurance charge on single premium variable life contracts is based on the accumulation value, contract year, and the insured’s rate class as follows:

Accumulation Value	Preferred Rate Class		Standard Rate Class
	Years 1 - 10	Years 11 and later	Years 1 - 10	Years 11 and later
$45,000 or less	0.70%	0.60%	1.30%	0.94%
Greater than $45,000	0.60%	0.50%	1.20%	0.84%

The cost of insurance for flexible premium variable life contracts is based upon the age, sex, risk and rate class of the insured, the specific amount of insurance coverage and the length of time the contract has been inforce.  The cost of insurance charge is assessed through the redemption of units.

Surrender Charge - Upon a total surrender, partial withdrawal or if the contract’s current specified amount of insurance coverage is decreased, United may deduct a surrender charge from the accumulation value based upon the amount of the decrease, issue age of contract owner, risk and rate class and duration the contract has been inforce. Surrender charges are applied as a percentage of premium surrendered or withdrawn and range between 0% and 9.5% or a stated dollar amount based upon the policy’s data pages depending on the product.

Transfer Fees - A transfer fee of $10 may be imposed for any non-systematic transfer in excess of twelve per contract year.  The transfer is deducted from the amount transferred on the date of the transfer as a redemption of units.

Administrative Charges - United deducts a monthly charge through the redemption of units as compensation for the mortality and expense risks assumed by United. This charge is equal to an annual rate of 0.90% of the accumulation value on each monthly deduction date for single premium variable life contracts.  Risk charges for flexible premium variable life contracts are equal to an annual rate of 0.70% of the accumulation value, decreasing to 0.55% of accumulation value (0.15% of accumulation value in excess of $25,000) after ten years. This charge is assessed through the redemption of units.  United guarantees that the mortality and expense charge will not increase above these levels.  For single premium variable life contracts, United deducts an administrative charge on each monthly deduction date through the redemption of units. This charge is set at an annual rate of 0.24% of the accumulation value on each monthly deduction date.  The administrative charge for flexible premium variable life contracts is $84 per year.  These charges are assessed through the redemption of units.

Tax Expense Charge - For single premium variable life contracts, a tax expense charge is deducted as part of the monthly deduction from the accumulation value on each monthly deduction date for the first ten contract years to reimburse United for state premium taxes, federal deferred acquisition cost taxes, and related administrative expenses.  The annual rate of this charge is 0.39% of the accumulation value and is assessed through the redemption of units.  For flexible premium variable life contracts 3.75% of each contract premium payment is deducted to cover these expenses.

Cost of Riders - Riders are available at a cost based on insured’s age, sex, risk and rate class and benefit amount. These riders include additional insured, accidental death benefit and disability rider. A paid-up life insurance rider is available at a cost of 3% of the accumulation value on the date exercised.  These charges are assessed through the redemption of units.

5.	PURCHASES AND SALES OF INVESTMENTS
	The aggregate cost of net daily purchases and proceeds from net daily sales of investments for the year ended December 31, 2020, were as follows:

		Purchases	Sales
	Alger
	American Growth	$ 30,237	$ 270,966
	American Small Capitalization	30,985	208,120

	Federated
	Government Money Fund II	423,132	257,470
	Fund for U.S. Government Securities II	13,104	25,081

	Fidelity
	VIP Asset Manager: Growth	20,403	17,114
	VIP Contrafund	43,695	268,400
	VIP Equity Income	58,756	126,059
	VIP Index 500	332,558	1,199,168
	VIP Mid Cap	72,341	30,069

	MFS
	Core Equity Portfolio	125,520	918,129
	Emerging Growth Series	14,329	200,127
	High Yield Series	129,276	34,146
	Research Series	21,450	41,029
	Income Series II	19,510	64,781

	Pioneer
	Equity Income VCT	39,136	28,570
	Fund VCT	13,156	66,123
	Mid Cap Value VCT	506,848	474,057
	Real Estate Shares VCT	98,509	82,559

	DWS
	Global Opportunities	45,183	44,001
	Core Equity VIP	12,073	18,844
	International	32,393	22,040
	Small Cap Index VIP	29,941	59,600

	T. Rowe Price
	Equity Income	503,910	590,659
	International Stock	171,400	678,113
	Limited-Term Bond	33,302	75,857
	New America Growth	13,271	137,161
	Moderate Allocation	26,157	52,746

	Morgan Stanley
	VIF Emerging Markets Equity	103,023	162,570
	VIF Core Plus Fixed Income	456,257	551,479

6.	ADMINISTRATION OF THE SEPARATE ACCOUNT

United has an administrative services agreement with Security Benefit Life Insurance Company (“Security Benefit”) to perform administrative functions on behalf of United with respect to the contracts comprising the Separate Account.

7.	REINSURANCE ARRANGEMENTS

United has a reinsurance agreement to cede to Security Benefit, on a modified coinsurance basis, certain United rights, liabilities and obligations in the Separate Account. The ceding of this business does not discharge United from its primary legal liability to a contract owner.

8.	FINANCIAL HIGHLIGHTS
A summary of units, unit values, and net assets at December 31 and investment income ratio, expense ratio and total return for the years ended December 31 follows:
	At December 31		For the years ended December 31
Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***

Alger
American Growth - 2020	$ 83.93	$ 3,322,715	0.17%	0.00%	67.02%
American Growth - 2019	50.25	2,174,534	0.00%	0.00%	27.44%
American Growth - 2018	39.43	1,776,976	0.00%	0.00%	2.20%
American Growth - 2017	38.58	1,984,952	0.00%	0.00%	28.47%
American Growth - 2016	30.03	1,649,197	0.00%	0.00%	-0.83%

American Small Capitalization - 2020	72.16	1,777,637	1.00%	0.00%	67.15%
American Small Capitalization - 2019	43.17	1,199,282	0.00%	0.00%	29.33%
American Small Capitalization - 2018	33.38	961,483	0.00%	0.00%	1.43%
American Small Capitalization - 2017	32.91	1,077,649	0.00%	0.00%	28.76%
American Small Capitalization - 2016	25.56	913,984	0.00%	0.00%	6.23%

Federated
Government Money Fund II - 2020	1.52	566,983	0.17%	0.00%	0.66%
Government Money Fund II - 2019	1.51	400,513	1.59%	0.00%	1.34%
Government Money Fund II - 2018	1.49	415,656	1.27%	0.00%	1.36%
Government Money Fund II - 2017	1.47	492,921	0.32%	0.00%	0.00%
Government Money Fund II - 2016	1.47	482,894	0.00%	0.00%	0.00%

Fund for U.S. Government Securities II - 2020	25.92	352,662	2.42%	0.00%	5.19%
Fund for U.S. Government Securities II - 2019	24.64	346,606	2.43%	0.00%	5.93%
Fund for U.S. Government Securities II - 2018	23.26	366,969	2.82%	0.00%	0.43%
Fund for U.S. Government Securities II - 2017	23.16	389,769	2.36%	0.00%	1.94%
Fund for U.S. Government Securities II - 2016	22.72	395,894	2.57%	0.00%	1.61%

Fidelity
VIP Asset Manager: Growth - 2020	37.89	356,730	1.08%	0.00%	17.27%
VIP Asset Manager: Growth - 2019	32.31	301,566	1.56%	0.00%	22.85%
VIP Asset Manager: Growth - 2018	26.30	269,113	1.51%	0.00%	-7.65%
VIP Asset Manager: Growth - 2017	28.48	304,129	1.26%	0.00%	18.72%
VIP Asset Manager: Growth - 2016	23.99	280,308	1.34%	0.00%	2.48%

VIP Contrafund - 2020	92.83	3,528,195	0.24%	0.00%	30.58%
VIP Contrafund - 2019	71.09	2,908,105	0.47%	0.00%	31.58%
VIP Contrafund - 2018	54.03	2,343,180	0.74%	0.00%	-6.38%
VIP Contrafund - 2017	57.71	2,828,109	1.00%	0.00%	21.88%
VIP Contrafund - 2016	47.35	2,508,094	0.76%	0.00%	8.01%

VIP Equity Income - 2020	45.53	1,078,983	1.64%	0.00%	6.70%
VIP Equity Income - 2019	42.67	1,077,387	2.02%	0.00%	27.45%
VIP Equity Income - 2018	33.48	922,302	2.34%	0.00%	-8.30%
VIP Equity Income - 2017	36.51	1,061,757	1.66%	0.00%	12.89%
VIP Equity Income - 2016	32.34	1,034,652	2.21%	0.00%	18.03%

VIP Index 500 - 2020	61.43	10,603,113	1.62%	0.00%	18.25%
VIP Index 500 - 2019	51.95	9,812,400	1.98%	0.00%	31.35%
VIP Index 500 - 2018	39.55	8,103,782	1.91%	0.00%	-4.49%
VIP Index 500 - 2017	41.41	9,687,162	1.79%	0.00%	21.69%
VIP Index 500 - 2016	34.03	8,498,717	1.42%	0.00%	11.87%

	At December 31		For the years ended December 31
Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Fidelity (cont’d)
VIP Mid Cap - 2020	$ 70.84	$ 368,982	0.35%	0.00%	17.87%
VIP Mid Cap - 2019	60.10	273,357	0.72%	0.00%	23.18%
VIP Mid Cap - 2018	48.79	211,364	0.44%	0.00%	-14.78%
VIP Mid Cap - 2017	57.25	251,876	0.50%	0.00%	20.53%
VIP Mid Cap - 2016	47.50	186,810	0.28%	0.00%	11.92%

MFS
Core Equity Portfolio - 2020	66.30	6,622,107	0.68%	0.00%	18.71%
Core Equity Portfolio - 2019	55.85	6,347,351	0.82%	0.00%	33.20%
Core Equity Portfolio - 2018	41.93	5,240,816	0.71%	0.00%	-3.83%
Core Equity Portfolio - 2017	43.60	6,112,454	0.95%	0.00%	24.82%
Core Equity Portfolio - 2016	34.93	5,300,691	0.74%	0.00%	11.38%

Emerging Growth Series - 2020	85.59	2,454,321	0.00%	0.00%	31.86%
Emerging Growth Series - 2019	64.91	2,032,582	0.00%	0.00%	38.14%
Emerging Growth Series - 2018	46.99	1,552,015	0.10%	0.00%	2.67%
Emerging Growth Series - 2017	45.77	1,636,665	0.11%	0.00%	31.41%
Emerging Growth Series - 2016	34.83	1,320,247	0.04%	0.00%	2.44%

High Yield Series - 2020	34.00	415,279	4.73%	0.00%	5.10%
High Yield Series - 2019	32.35	303,810	5.70%	0.00%	14.80%
High Yield Series - 2018	28.18	282,752	5.51%	0.00%	-3.09%
High Yield Series - 2017	29.08	321,081	6.34%	0.00%	6.72%
High Yield Series - 2016	27.25	353,433	6.74%	0.00%	13.83%

Research Series - 2020	56.29	682,736	0.67%	0.00%	16.59%
Research Series - 2019	48.28	605,737	0.81%	0.00%	32.97%
Research Series - 2018	36.31	465,195	0.75%	0.00%	-4.37%
Research Series - 2017	37.97	558,789	1.32%	0.00%	23.36%
Research Series - 2016	30.78	532,889	0.73%	0.00%	8.72%

Income Series II - 2020	33.77	300,495	3.99%	0.00%	9.36%
Income Series II - 2019	30.88	317,745	3.53%	0.00%	11.60%
Income Series II - 2018	27.67	308,770	4.05%	0.00%	-1.98%
Income Series II - 2017	28.23	312,705	4.67%	0.00%	6.25%
Income Series II - 2016	26.57	334,962	2.97%	0.00%	8.23%

Pioneer
Equity Income VCT - 2020	41.63	437,478	2.13%	0.00%	-0.26%
Equity Income VCT - 2019	41.74	425,683	2.45%	0.00%	25.23%
Equity Income VCT - 2018	33.33	335,255	2.16%	0.00%	-8.76%
Equity Income VCT - 2017	36.53	423,123	1.53%	0.00%	15.16%
Equity Income VCT - 2016	31.72	373,761	1.78%	0.00%	19.52%

Fund VCT - 2020	37.75	1,049,742	0.46%	0.00%	23.93%
Fund VCT - 2019	30.46	897,380	0.74%	0.00%	31.07%
Fund VCT - 2018	23.24	812,617	0.81%	0.00%	-1.73%
Fund VCT - 2017	23.65	919,678	0.95%	0.00%	21.34%
Fund VCT - 2016	19.49	782,161	1.02%	0.00%	9.62%

	At December 31		For the years ended December 31
Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
Pioneer (cont’d)
Mid Cap Value VCT - 2020	$ 54.86	$ 6,042,784	1.08%	0.00%	2.12%
Mid Cap Value VCT - 2019	53.72	5,813,844	1.37%	0.00%	28.46%
Mid Cap Value VCT - 2018	41.82	4,685,863	0.74%	0.00%	-19.34%
Mid Cap Value VCT - 2017	51.85	5,975,969	0.81%	0.00%	13.16%
Mid Cap Value VCT - 2016	45.82	5,530,162	0.71%	0.00%	16.56%

Real Estate Shares VCT - 2020	65.00	708,639	1.55%	0.00%	-7.34%
Real Estate Shares VCT - 2019	70.15	747,020	2.35%	0.00%	28.15%
Real Estate Shares VCT - 2018	54.74	616,686	2.70%	0.00%	-7.24%
Real Estate Shares VCT - 2017	59.01	722,243	2.54%	0.00%	3.51%
Real Estate Shares VCT - 2016	57.01	745,296	3.52%	0.00%	6.07%

DWS
Global Opportunities - 2020	54.77	985,970	0.54%	0.00%	16.93%
Global Opportunities - 2019	46.84	829,376	0.00%	0.00%	21.10%
Global Opportunities - 2018	38.68	652,056	0.00%	0.00%	-20.75%
Global Opportunities - 2017	48.81	834,586	0.00%	0.00%	19.60%
Global Opportunities - 2016	40.81	744,462	0.13%	0.00%	1.34%

Core Equity VIP - 2020	43.76	534,150	0.98%	0.00%	15.68%
Core Equity VIP - 2019	37.83	468,557	0.77%	0.00%	29.91%
Core Equity VIP - 2018	29.12	368,490	1.59%	0.00%	-6.03%
Core Equity VIP - 2017	30.99	425,652	0.90%	0.00%	20.68%
Core Equity VIP - 2016	25.68	386,167	1.17%	0.00%	10.26%

International - 2020	17.91	329,176	3.12%	0.00%	2.58%
International - 2019	17.46	306,467	3.03%	0.00%	21.84%
International - 2018	14.33	259,644	1.11%	0.00%	-14.40%
International - 2017	16.74	320,823	7.35%	0.00%	21.92%
International - 2016	13.73	288,943	9.75%	0.00%	0.73%

Small Cap Index VIP - 2020	46.87	470,580	0.96%	0.00%	19.44%
Small Cap Index VIP - 2019	39.24	421,585	1.04%	0.00%	25.21%
Small Cap Index VIP - 2018	31.34	393,686	1.04%	0.00%	-11.22%
Small Cap Index VIP - 2017	35.30	467,010	0.98%	0.00%	14.31%
Small Cap Index VIP - 2016	30.88	439,547	0.97%	0.00%	21.05%

T. Rowe Price
Equity Income - 2020	49.86	6,320,303	2.06%	0.00%	1.20%
Equity Income - 2019	49.27	6,270,503	2.34%	0.00%	26.40%
Equity Income - 2018	38.98	5,263,868	2.10%	0.00%	-9.50%
Equity Income - 2017	43.07	6,231,237	1.72%	0.00%	16.00%
Equity Income - 2016	37.13	5,712,628	2.27%	0.00%	19.20%

International Stock - 2020	29.32	6,500,859	0.52%	0.00%	14.49%
International Stock - 2019	25.61	6,178,824	2.45%	0.00%	27.73%
International Stock - 2018	20.05	5,056,435	1.40%	0.00%	-14.21%
International Stock - 2017	23.37	6,118,591	1.14%	0.00%	27.91%
International Stock - 2016	18.27	5,134,679	1.07%	0.00%	2.12%

Limited-Term Bond - 2020	22.12	487,057	1.93%	0.00%	4.69%
Limited-Term Bond - 2019	21.13	507,594	2.45%	0.00%	4.35%
Limited-Term Bond - 2018	20.25	651,119	2.04%	0.00%	1.20%
Limited-Term Bond - 2017	20.01	697,102	1.49%	0.00%	1.06%
Limited-Term Bond - 2016	19.80	700,491	1.36%	0.00%	1.33%

	At December 31		For the years ended December 31
Units	Unit Value	Net Assets	Investment Income Ratio*	Expense Ratio**	Total Return***
T. Rowe Price (cont’d)
New America Growth - 2020	$ 84.92	$ 1,250,541	0.00%	0.00%	44.37%
New America Growth - 2019	58.82	971,326	0.41%	0.00%	34.94%
New America Growth - 2018	43.59	799,141	0.16%	0.00%	1.16%
New America Growth - 2017	43.09	928,664	0.11%	0.00%	34.40%
New America Growth - 2016	32.06	710,186	0.04%	0.00%	1.33%

Moderate Allocation - 2020	54.26	550,211	1.30%	0.00%	14.52%
Moderate Allocation - 2019	47.38	506,662	1.93%	0.00%	19.83%
Moderate Allocation - 2018	39.54	483,560	1.83%	0.00%	-5.09%
Moderate Allocation - 2017	41.66	554,180	1.51%	0.00%	17.42%
Moderate Allocation - 2016	35.48	512,579	1.65%	0.00%	6.45%

Morgan Stanley
VIF Emerging Markets Equity - 2020	40.19	1,789,040	1.25%	0.00%	14.47%
VIF Emerging Markets Equity - 2019	35.11	1,613,295	1.05%	0.00%	19.58%
VIF Emerging Markets Equity - 2018	29.36	1,353,870	0.46%	0.00%	-17.48%
VIF Emerging Markets Equity - 2017	35.58	1,647,514	0.78%	0.00%	35.08%
VIF Emerging Markets Equity - 2016	26.34	1,408,537	0.50%	0.00%	6.73%

VIF Core Plus Fixed Income - 2020	29.36	5,217,479	2.71%	0.00%	7.82%
VIF Core Plus Fixed Income - 2019	27.23	4,947,609	4.15%	0.00%	10.87%
VIF Core Plus Fixed Income - 2018	24.56	4,805,178	2.53%	0.00%	-0.65%
VIF Core Plus Fixed Income - 2017	24.72	5,266,719	3.18%	0.00%	6.23%
VIF Core Plus Fixed Income - 2016	23.27	4,759,744	1.88%	0.00%	6.11%

*These ratios represent the dividends, excluding distributions of capital gains, received by the subaccount from the underlying portfolio, net of management fees assessed by the portfolio manager, divided by the average net assets. These ratios exclude those expenses that are assessed against contract owner accounts either through reductions in the unit values or the redemption of units. The recognition of investment income by the subaccount is affected by the timing of the distribution of dividends by the underlying portfolio in which the subaccount invests.

**These ratios represent the annualized contract expenses of the Separate Account for each year indicated. The ratios include only those expenses that result in a direct reduction to unit values.  Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying portfolio are excluded.  There were no expenses that resulted in a direct reduction to unit values.

***These ratios represent the total return for the period indicated, including changes in the value of the underlying portfolio, and expenses assessed through the reduction of unit values. These ratios do not include any expenses assessed through the redemption of units.  Investment options with a date notation indicate the effective date of that investment option in the Separate Account.  The total return is calculated for each year indicated or from the effective date through the end of the reporting year or liquidation date.